2022 Annual Report

RiverSource®

Variable Second-To-Die Life Insurance

This wrapper contains an annual report.

ANN9085_12_B01_(05/23)	Issued by: RiverSource Life Insurance Co. of New York

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Annual Financial Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK AND

THE POLICY OWNERS OF RIVERSOURCE OF NEW YORK ACCOUNT 8

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of RiverSource of New York Account 8, as indicated in Note 1, offered through RiverSource® Variable Second-To-Die Life Insurance sponsored by RiverSource Life Insurance Co. of New York, as of December 31, 2022, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of RiverSource of New York Account 8 as of December 31, 2022, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the RiverSource Life Insurance Co. of New York management. Our responsibility is to express an opinion on the financial statements of each of the divisions of the RiverSource of New York Account 8 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the RiverSource of New York Account 8 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 20, 2023

We have served as the auditor of one or more of the divisions of RiverSource of New York Account 8 since 2010.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	1

Statement of Assets and Liabilities

December 31, 2022	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	Allspg VT Intl Eq, Cl 2
Assets
Investments, at fair value(1),(2)	$427	$2,530,737	$2,447,319	$1,722,770	$925,493
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	58	1,631	75
Receivable for share redemptions	—	3,806	2,298	488	1,323
Total assets	427	2,534,543	2,449,675	1,724,889	926,891

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	936	942	476	482
Contract terminations	—	2,870	1,356	12	841
Payable for investments purchased	—	—	58	1,631	75
Total liabilities	—	3,806	2,356	2,119	1,398
Net assets applicable to Variable Life contracts in accumulation period	—	2,530,599	2,447,229	1,722,533	925,405
Net assets applicable to seed money	427	138	90	237	88
Total net assets	$427	$2,530,737	$2,447,319	$1,722,770	$925,493
(1) Investment shares	54	89,236	189,715	32,231	538,077
(2) Investments, at cost	$590	$2,584,143	$2,681,863	$1,953,670	$1,509,406

December 31, 2022 (continued)	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Val, Cl I
Assets
Investments, at fair value(1),(2)	$1,192,460	$1,211,455	$504,417	$665,073	$3,972,969
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	3,159	891	—	31	197
Receivable for share redemptions	384	327	241	386	2,769
Total assets	1,196,003	1,212,673	504,658	665,490	3,975,935

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	384	327	241	378	2,221
Contract terminations	—	—	—	8	548
Payable for investments purchased	3,159	891	—	31	197
Total liabilities	3,543	1,218	241	417	2,966
Net assets applicable to Variable Life contracts in accumulation period	1,192,353	1,211,378	504,274	665,073	3,972,969
Net assets applicable to seed money	107	77	143	—	—
Total net assets	$1,192,460	$1,211,455	$504,417	$665,073	$3,972,969
(1) Investment shares	53,426	160,458	50,951	69,787	319,114
(2) Investments, at cost	$1,352,867	$1,644,982	$429,211	$673,665	$2,832,508

See accompanying notes to financial statements.

2	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2022 (continued)	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3
Assets
Investments, at fair value(1),(2)	$423,182	$2,393,134	$15,098,464	$25,011,204	$12,374,975
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	290	506	5,308	—
Receivable for share redemptions	178	1,055	9,619	16,938	14,247
Total assets	423,360	2,394,479	15,108,589	25,033,450	12,389,222

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	178	970	9,604	16,938	5,738
Contract terminations	—	85	15	—	8,509
Payable for investments purchased	—	290	506	5,308	—
Total liabilities	178	1,345	10,125	22,246	14,247
Net assets applicable to Variable Life contracts in accumulation period	423,083	2,393,055	15,098,307	25,010,887	12,374,806
Net assets applicable to seed money	99	79	157	317	169
Total net assets	$423,182	$2,393,134	$15,098,464	$25,011,204	$12,374,975
(1) Investment shares	35,651	1,156,104	433,739	352,917	336,826
(2) Investments, at cost	$519,805	$2,778,272	$8,689,945	$8,562,216	$6,592,631

December 31, 2022 (continued)	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3
Assets
Investments, at fair value(1),(2)	$1,880,309	$1,185,156	$2,659,896	$2,419,410	$1,014,684
Dividends receivable	—	—	258	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	301	1,702	1,144	1,978	95
Receivable for share redemptions	874	514	1,174	1,069	453
Total assets	1,881,484	1,187,372	2,662,472	2,422,457	1,015,232

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	840	514	1,174	1,061	453
Contract terminations	34	—	—	8	—
Payable for investments purchased	301	1,702	1,144	1,978	95
Total liabilities	1,175	2,216	2,318	3,047	548
Net assets applicable to Variable Life contracts in accumulation period	1,880,227	1,185,079	2,658,076	2,419,333	1,014,607
Net assets applicable to seed money	82	77	2,078	77	77
Total net assets	$1,880,309	$1,185,156	$2,660,154	$2,419,410	$1,014,684
(1) Investment shares	210,797	162,796	2,659,896	421,500	167,994
(2) Investments, at cost	$3,070,173	$1,537,021	$2,659,892	$2,826,324	$1,280,689

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	3

Statement of Assets and Liabilities

December 31, 2022 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2	Col VP Overseas Core, Cl 3
Assets
Investments, at fair value(1),(2)	$5,476,465	$2,585,235	$11,464,533	$1,458,655	$4,340,649
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	9,339	8,352	1,045	—	13,469
Receivable for share redemptions	2,724	1,206	4,634	364	3,862
Total assets	5,488,528	2,594,793	11,470,212	1,459,019	4,357,980

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	2,724	1,206	4,634	364	2,955
Contract terminations	—	—	—	—	907
Payable for investments purchased	9,339	8,352	1,045	—	13,469
Total liabilities	12,063	9,558	5,679	364	17,331
Net assets applicable to Variable Life contracts in accumulation period	5,476,388	2,585,105	11,464,399	1,458,574	4,340,562
Net assets applicable to seed money	77	130	134	81	87
Total net assets	$5,476,465	$2,585,235	$11,464,533	$1,458,655	$4,340,649
(1) Investment shares	661,409	100,750	362,687	159,940	370,047
(2) Investments, at cost	$6,936,960	$1,507,623	$6,782,008	$1,476,530	$4,186,525

December 31, 2022 (continued)	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3	Col VP US Govt Mtge, Cl 3
Assets
Investments, at fair value(1),(2)	$939,700	$803,851	$799,636	$1,013,387	$1,145,022
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	84	22	13	4,520
Receivable for share redemptions	4,204	344	287	474	550
Total assets	943,904	804,279	799,945	1,013,874	1,150,092

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	421	344	287	460	550
Contract terminations	3,783	—	—	14	—
Payable for investments purchased	—	84	22	13	4,520
Total liabilities	4,204	428	309	487	5,070
Net assets applicable to Variable Life contracts in accumulation period	939,530	803,694	799,471	1,013,255	1,144,945
Net assets applicable to seed money	170	157	165	132	77
Total net assets	$939,700	$803,851	$799,636	$1,013,387	$1,145,022
(1) Investment shares	26,002	22,529	24,298	33,712	131,763
(2) Investments, at cost	$695,723	$642,360	$527,291	$689,277	$1,368,220

See accompanying notes to financial statements.

4	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2022 (continued)	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl B
Assets
Investments, at fair value(1),(2)	$501,473	$567,685	$1,134,999	$62,903	$251,828
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	38	68	95	—	2,894
Receivable for share redemptions	215	246	1,847	21	24
Total assets	501,726	567,999	1,136,941	62,924	254,746

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	215	246	492	21	24
Contract terminations	—	—	1,355	—	—
Payable for investments purchased	38	68	95	—	2,894
Total liabilities	253	314	1,942	21	2,918
Net assets applicable to Variable Life contracts in accumulation period	501,350	567,606	1,134,806	62,720	251,743
Net assets applicable to seed money	123	79	193	183	85
Total net assets	$501,473	$567,685	$1,134,999	$62,903	$251,828
(1) Investment shares	20,535	120,528	27,422	8,013	19,401
(2) Investments, at cost	$530,152	$715,407	$773,882	$75,211	$256,416

December 31, 2022 (continued)	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Mid Cap, Serv Cl	Fid VIP Overseas, Serv Cl
Assets
Investments, at fair value(1),(2)	$1,301,336	$4,762,208	$4,384,674	$5,428,770	$1,301,213
Dividends receivable	7,867	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	38	3,029	152	1,051	4,200
Receivable for share redemptions	610	2,005	2,696	3,056	732
Total assets	1,309,851	4,767,242	4,387,522	5,432,877	1,306,145

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	611	2,005	2,339	3,056	732
Contract terminations	—	—	357	—	—
Payable for investments purchased	7,904	3,029	152	1,051	4,200
Total liabilities	8,515	5,034	2,848	4,107	4,932
Net assets applicable to Variable Life contracts in accumulation period	1,299,315	4,762,025	4,384,674	5,428,770	1,301,213
Net assets applicable to seed money	2,021	183	—	—	—
Total net assets	$1,301,336	$4,762,208	$4,384,674	$5,428,770	$1,301,213
(1) Investment shares	154,187	130,329	184,773	168,334	60,297
(2) Investments, at cost	$1,402,385	$4,696,214	$3,280,461	$5,539,436	$1,197,489

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	5

Statement of Assets and Liabilities

December 31, 2022 (continued)	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst
Assets
Investments, at fair value(1),(2)	$1,957,111	$375,335	$1,661,678	$2,614,209	$5,909,788
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	1,648	—	263	135	—
Receivable for share redemptions	815	180	2,331	1,263	3,650
Total assets	1,959,574	375,515	1,664,272	2,615,607	5,913,438

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	815	180	610	1,065	2,581
Contract terminations	—	—	1,721	198	1,069
Payable for investments purchased	1,648	—	263	135	—
Total liabilities	2,463	180	2,594	1,398	3,650
Net assets applicable to Variable Life contracts in accumulation period	1,957,029	375,234	1,661,594	2,614,126	5,909,707
Net assets applicable to seed money	82	101	84	83	81
Total net assets	$1,957,111	$375,335	$1,661,678	$2,614,209	$5,909,788
(1) Investment shares	168,862	25,481	109,609	208,636	396,896
(2) Investments, at cost	$2,499,136	$386,082	$2,007,200	$3,221,374	$6,478,876

December 31, 2022 (continued)	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Bal Risk Alloc, Ser II
Assets
Investments, at fair value(1),(2)	$42,117	$466,637	$2,456,007	$501,641	$253,276
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	2	1,027	77	—
Receivable for share redemptions	16	269	1,043	270	101
Total assets	42,133	466,908	2,458,077	501,988	253,377

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	16	258	1,043	263	101
Contract terminations	—	11	—	7	—
Payable for investments purchased	—	2	1,027	77	—
Total liabilities	16	271	2,070	347	101
Net assets applicable to Variable Life contracts in accumulation period	41,892	466,637	2,455,927	501,641	253,182
Net assets applicable to seed money	225	—	80	—	94
Total net assets	$42,117	$466,637	$2,456,007	$501,641	$253,276
(1) Investment shares	4,802	44,869	154,660	11,710	31,779
(2) Investments, at cost	$44,848	$562,333	$2,724,107	$649,273	$325,804

See accompanying notes to financial statements.

6	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2022 (continued)	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I	Invesco VI EQV Intl Eq, Ser II
Assets
Investments, at fair value(1),(2)	$399,910	$8,885,828	$697,772	$1,101,185	$989,373
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	14,400	195	—	54
Receivable for share redemptions	225	6,233	319	479	436
Total assets	400,135	8,906,461	698,286	1,101,664	989,863

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	222	6,233	319	450	436
Contract terminations	3	—	—	29	—
Payable for investments purchased	—	14,400	195	—	54
Total liabilities	225	20,633	514	479	490
Net assets applicable to Variable Life contracts in accumulation period	399,798	8,885,828	697,416	1,101,047	989,230
Net assets applicable to seed money	112	—	356	138	143
Total net assets	$399,910	$8,885,828	$697,772	$1,101,185	$989,373
(1) Investment shares	19,749	361,948	12,570	44,065	34,813
(2) Investments, at cost	$339,287	$10,266,473	$956,767	$1,106,214	$1,173,902

December 31, 2022 (continued)	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Janus Henderson VIT Enter, Serv
Assets
Investments, at fair value(1),(2)	$1,384,338	$1,533,011	$1,560,518	$781,769	$710,063
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	1,160	1,532	3,316	54	63
Receivable for share redemptions	504	626	452	346	310
Total assets	1,386,002	1,535,169	1,564,286	782,169	710,436

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	504	626	452	337	310
Contract terminations	—	—	—	9	—
Payable for investments purchased	1,160	1,532	3,316	54	63
Total liabilities	1,664	2,158	3,768	400	373
Net assets applicable to Variable Life contracts in accumulation period	1,384,172	1,532,930	1,560,438	781,668	710,063
Net assets applicable to seed money	166	81	80	101	—
Total net assets	$1,384,338	$1,533,011	$1,560,518	$781,769	$710,063
(1) Investment shares	45,688	376,661	69,172	62,094	11,310
(2) Investments, at cost	$1,829,040	$1,901,491	$1,680,094	$1,318,391	$657,942

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	7

Statement of Assets and Liabilities

December 31, 2022 (continued)	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl
Assets
Investments, at fair value(1),(2)	$1,611,899	$1,735,695	$454,385	$16,367	$2,623,189
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	967	76	25	—	124
Receivable for share redemptions	729	1,899	238	7	1,231
Total assets	1,613,595	1,737,670	454,648	16,374	2,624,544

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	708	819	212	7	1,231
Contract terminations	21	1,080	26	—	—
Payable for investments purchased	967	76	25	—	124
Total liabilities	1,696	1,975	263	7	1,355
Net assets applicable to Variable Life contracts in accumulation period	1,611,766	1,735,547	454,253	16,078	2,623,107
Net assets applicable to seed money	133	148	132	289	82
Total net assets	$1,611,899	$1,735,695	$454,385	$16,367	$2,623,189
(1) Investment shares	154,841	47,217	15,061	1,431	139,087
(2) Investments, at cost	$1,871,612	$1,610,860	$523,328	$18,540	$2,784,776

December 31, 2022 (continued)	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT US Eq Index PW Strat, Cl S
Assets
Investments, at fair value(1),(2)	$1,822,357	$1,130,292	$528,771	$299,834	$28,311
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	628	1,708	169	396	—
Receivable for share redemptions	753	529	223	126	5
Total assets	1,823,738	1,132,529	529,163	300,356	28,316

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	748	440	223	126	5
Contract terminations	5	89	—	—	—
Payable for investments purchased	628	1,708	169	396	—
Total liabilities	1,381	2,237	392	522	5
Net assets applicable to Variable Life contracts in accumulation period	1,822,277	1,130,124	528,705	299,752	28,041
Net assets applicable to seed money	80	168	66	82	270
Total net assets	$1,822,357	$1,130,292	$528,771	$299,834	$28,311
(1) Investment shares	206,149	31,777	188,175	43,080	3,453
(2) Investments, at cost	$3,118,112	$993,296	$1,801,148	$409,400	$33,838

See accompanying notes to financial statements.

8	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2022 (continued)	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB
Assets
Investments, at fair value(1),(2)	$611,067	$381,878	$1,349,445	$234,468	$140,265
Dividends receivable	—	1,314	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	15	—	56	28	12
Receivable for share redemptions	310	167	563	136	57
Total assets	611,392	383,359	1,350,064	234,632	140,334

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	304	168	563	136	57
Contract terminations	6	—	—	—	—
Payable for investments purchased	15	1,313	56	28	12
Total liabilities	325	1,481	619	164	69
Net assets applicable to Variable Life contracts in accumulation period	610,987	379,764	1,349,285	234,468	140,177
Net assets applicable to seed money	80	2,114	160	—	88
Total net assets	$611,067	$381,878	$1,349,445	$234,468	$140,265
(1) Investment shares	69,756	42,525	83,196	44,831	10,882
(2) Investments, at cost	$739,293	$459,871	$1,306,579	$281,955	$154,549

December 31, 2022 (continued)	Put VT Sus Leaders, Cl IA	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S
Assets
Investments, at fair value(1),(2)	$10,570,064	$1,719,564	$176,481	$2,208,463	$127,270
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	170	101	—	89	39
Receivable for share redemptions	7,454	24,219	62	10,051	43
Total assets	10,577,688	1,743,884	176,543	2,218,603	127,352

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	7,454	993	62	1,188	43
Contract terminations	—	23,226	—	8,863	—
Payable for investments purchased	170	101	—	89	39
Total liabilities	7,624	24,320	62	10,140	82
Net assets applicable to Variable Life contracts in accumulation period	10,570,064	1,719,564	176,416	2,208,463	127,118
Net assets applicable to seed money	—	—	65	—	152
Total net assets	$10,570,064	$1,719,564	$176,481	$2,208,463	$127,270
(1) Investment shares	310,245	222,741	14,141	104,370	16,768
(2) Investments, at cost	$9,799,733	$2,172,658	$209,101	$1,657,921	$143,598

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	9

Statement of Assets and Liabilities

December 31, 2022 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2
Assets
Investments, at fair value(1),(2)	$20,898,787	$21,226,626	$550,429	$453,131	$90,298
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	1,710	1,001	—	515	—
Receivable for share redemptions	4,426	8,574	335	237	50
Total assets	20,904,923	21,236,201	550,764	453,883	90,348

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	4,426	8,574	224	237	50
Contract terminations	—	—	111	—	—
Payable for investments purchased	1,710	1,001	—	515	—
Total liabilities	6,136	9,575	335	752	50
Net assets applicable to Variable Life contracts in accumulation period	20,898,678	21,226,517	550,329	453,053	90,231
Net assets applicable to seed money	109	109	100	78	67
Total net assets	$20,898,787	$21,226,626	$550,429	$453,131	$90,298
(1) Investment shares	871,509	883,706	38,817	31,956	7,639
(2) Investments, at cost	$18,192,697	$15,616,141	$598,130	$435,271	$99,223

December 31, 2022 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Assets
Investments, at fair value(1),(2)	$133,914	$1,975,750	$1,604,176	$24,482,009	$31,437,346
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	241	250	3,452	2,139
Receivable for share redemptions	64	484	447	10,083	13,269
Total assets	133,978	1,976,475	1,604,873	24,495,544	31,452,754

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	64	484	447	10,083	13,269
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	241	250	3,452	2,139
Total liabilities	64	725	697	13,535	15,408
Net assets applicable to Variable Life contracts in accumulation period	133,868	1,975,725	1,604,128	24,481,929	31,437,266
Net assets applicable to seed money	46	25	48	80	80
Total net assets	$133,914	$1,975,750	$1,604,176	$24,482,009	$31,437,346
(1) Investment shares	10,438	131,629	105,261	1,289,885	1,653,727
(2) Investments, at cost	$139,979	$1,815,322	$1,536,838	$21,524,910	$24,789,827

See accompanying notes to financial statements.

10	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2022 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Assets
Investments, at fair value(1),(2)	$37,869,453	$53,423,923	$2,001,521	$2,712,061	$370,132
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	12,875	342	—	399	596
Receivable for share redemptions	11,831	23,561	1,165	1,101	155
Total assets	37,894,159	53,447,826	2,002,686	2,713,561	370,883

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	11,831	21,224	872	1,101	155
Contract terminations	—	2,337	293	—	—
Payable for investments purchased	12,875	342	—	399	596
Total liabilities	24,706	23,903	1,165	1,500	751
Net assets applicable to Variable Life contracts in accumulation period	37,869,346	53,423,816	2,001,442	2,711,982	369,998
Net assets applicable to seed money	107	107	79	79	134
Total net assets	$37,869,453	$53,423,923	$2,001,521	$2,712,061	$370,132
(1) Investment shares	1,772,914	2,496,445	122,193	165,269	12,585
(2) Investments, at cost	$33,338,778	$40,316,618	$1,983,911	$2,455,720	$256,055

December 31, 2022 (continued)	VP Ptnrs Sm Cap Val, Cl 3	Wanger Acorn	Wanger Intl
Assets
Investments, at fair value(1),(2)	$605,181	$4,899,349	$3,948,383
Dividends receivable	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	71	4,730	—
Receivable for share redemptions	242	2,153	8,575
Total assets	605,494	4,906,232	3,956,958

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	242	2,153	1,666
Contract terminations	—	—	6,909
Payable for investments purchased	71	4,730	—
Total liabilities	313	6,883	8,575
Net assets applicable to Variable Life contracts in accumulation period	605,045	4,899,271	3,948,295
Net assets applicable to seed money	136	78	88
Total net assets	$605,181	$4,899,349	$3,948,383
(1) Investment shares	18,824	447,429	225,880
(2) Investments, at cost	$481,905	$9,094,238	$5,730,135

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	11

Statement of Operations

Year ended December 31, 2022	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	Allspg VT Intl Eq, Cl 2
Investment income
Dividend income	$12	$27,812	$103,480	$—	$33,940
Variable account expenses	1	11,273	11,499	6,159	5,884
Investment income (loss) — net	11	16,539	91,981	(6,159)	28,056

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1	168,443	158,941	115,391	49,061
Cost of investments sold	1	151,566	166,494	112,772	81,065
Net realized gain (loss) on sales of investments	—	16,877	(7,553)	2,619	(32,004)
Distributions from capital gains	147	412,088	—	241,564	—
Net change in unrealized appreciation or depreciation of investments	(256)	(578,281)	(487,104)	(891,053)	(125,702)
Net gain (loss) on investments	(109)	(149,316)	(494,657)	(646,870)	(157,706)
Net increase (decrease) in net assets resulting from operations	$(98)	$(132,777)	$(402,676)	$(653,029)	$(129,650)

Year ended December 31, 2022 (continued)	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Val, Cl I
Investment income
Dividend income	$—	$—	$20,922	$10,545	$83,278
Variable account expenses	5,030	4,662	2,814	4,941	27,211
Investment income (loss) — net	(5,030)	(4,662)	18,108	5,604	56,067

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	107,983	197,584	62,159	61,037	363,702
Cost of investments sold	96,955	244,362	51,979	57,824	251,179
Net realized gain (loss) on sales of investments	11,028	(46,778)	10,180	3,213	112,523
Distributions from capital gains	246,572	239,270	—	110,995	318,396
Net change in unrealized appreciation or depreciation of investments	(579,190)	(862,445)	32,524	(355,884)	(498,966)
Net gain (loss) on investments	(321,590)	(669,953)	42,704	(241,676)	(68,047)
Net increase (decrease) in net assets resulting from operations	$(326,620)	$(674,615)	$60,812	$(236,072)	$(11,980)

Year ended December 31, 2022 (continued)	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3
Investment income
Dividend income	$—	$30,823	$—	$—	$—
Variable account expenses	2,372	12,485	127,390	225,495	71,172
Investment income (loss) — net	(2,372)	18,338	(127,390)	(225,495)	(71,172)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	73,835	123,805	1,327,662	2,116,451	1,073,877
Cost of investments sold	88,746	128,838	668,118	648,652	543,321
Net realized gain (loss) on sales of investments	(14,911)	(5,033)	659,544	1,467,799	530,556
Distributions from capital gains	7,430	244,424	—	—	—
Net change in unrealized appreciation or depreciation of investments	(79,479)	(721,057)	(3,803,769)	(7,534,782)	(698,076)
Net gain (loss) on investments	(86,960)	(481,666)	(3,144,225)	(6,066,983)	(167,520)
Net increase (decrease) in net assets resulting from operations	$(89,332)	$(463,328)	$(3,271,615)	$(6,292,478)	$(238,692)

See accompanying notes to financial statements.

12	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2022 (continued)	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3
Investment income
Dividend income	$—	$40,894	$28,888	$129,744	$55,608
Variable account expenses	11,603	6,429	13,386	13,545	5,771
Investment income (loss) — net	(11,603)	34,465	15,502	116,199	49,837

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	239,818	90,115	702,449	227,669	89,908
Cost of investments sold	320,377	111,961	702,448	248,246	106,699
Net realized gain (loss) on sales of investments	(80,559)	(21,846)	1	(20,577)	(16,791)
Distributions from capital gains	635,575	—	—	17,898	38,127
Net change in unrealized appreciation or depreciation of investments	(1,514,409)	(204,902)	—	(431,307)	(196,080)
Net gain (loss) on investments	(959,393)	(226,748)	1	(433,986)	(174,744)
Net increase (decrease) in net assets resulting from operations	$(970,996)	$(192,283)	$15,503	$(317,787)	$(124,907)

Year ended December 31, 2022 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2	Col VP Overseas Core, Cl 3
Investment income
Dividend income	$184,438	$—	$—	$3,288	$35,459
Variable account expenses	36,215	17,074	59,366	4,096	36,970
Investment income (loss) — net	148,223	(17,074)	(59,366)	(808)	(1,511)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	511,659	364,209	808,102	907,882	322,871
Cost of investments sold	595,498	174,529	422,383	926,146	291,097
Net realized gain (loss) on sales of investments	(83,839)	189,680	385,719	(18,264)	31,774
Distributions from capital gains	3,986	—	—	—	333,003
Net change in unrealized appreciation or depreciation of investments	(1,278,117)	(1,412,391)	(2,983,716)	(25,768)	(1,184,325)
Net gain (loss) on investments	(1,357,970)	(1,222,711)	(2,597,997)	(44,032)	(819,548)
Net increase (decrease) in net assets resulting from operations	$(1,209,747)	$(1,239,785)	$(2,657,363)	$(44,840)	$(821,059)

Year ended December 31, 2022 (continued)	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3	Col VP US Govt Mtge, Cl 3
Investment income
Dividend income	$—	$—	$—	$—	$24,884
Variable account expenses	4,857	4,690	3,688	6,025	7,214
Investment income (loss) — net	(4,857)	(4,690)	(3,688)	(6,025)	17,670

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	67,841	177,509	83,809	101,898	110,536
Cost of investments sold	51,567	137,897	57,322	66,413	123,222
Net realized gain (loss) on sales of investments	16,274	39,612	26,487	35,485	(12,686)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(32,391)	(421,838)	(117,185)	(221,654)	(205,136)
Net gain (loss) on investments	(16,117)	(382,226)	(90,698)	(186,169)	(217,822)
Net increase (decrease) in net assets resulting from operations	$(20,974)	$(386,916)	$(94,386)	$(192,194)	$(200,152)

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	13

Statement of Operations

Year ended December 31, 2022 (continued)	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl B
Investment income
Dividend income	$75,866	$27,675	$—	$1,037	$17,489
Variable account expenses	2,562	3,271	6,389	269	317
Investment income (loss) — net	73,304	24,404	(6,389)	768	17,172

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	88,819	73,994	170,733	2,954	20,515
Cost of investments sold	84,616	82,158	119,259	3,381	18,856
Net realized gain (loss) on sales of investments	4,203	(8,164)	51,474	(427)	1,659
Distributions from capital gains	—	11,391	—	5,244	255
Net change in unrealized appreciation or depreciation of investments	(17,584)	(152,547)	(94,699)	(16,877)	(39,920)
Net gain (loss) on investments	(13,381)	(149,320)	(43,225)	(12,060)	(38,006)
Net increase (decrease) in net assets resulting from operations	$59,923	$(124,916)	$(49,614)	$(11,292)	$(20,834)

Year ended December 31, 2022 (continued)	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Mid Cap, Serv Cl	Fid VIP Overseas, Serv Cl
Investment income
Dividend income	$59,544	$13,919	$71,257	$23,103	$13,388
Variable account expenses	7,131	27,281	29,344	39,363	9,761
Investment income (loss) — net	52,413	(13,362)	41,913	(16,260)	3,627

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	136,287	490,382	408,883	550,308	147,119
Cost of investments sold	142,525	406,866	292,655	515,080	129,153
Net realized gain (loss) on sales of investments	(6,238)	83,516	116,228	35,228	17,966
Distributions from capital gains	—	261,682	90,843	380,629	13,015
Net change in unrealized appreciation or depreciation of investments	(89,800)	(2,125,935)	(530,756)	(1,450,097)	(492,102)
Net gain (loss) on investments	(96,038)	(1,780,737)	(323,685)	(1,034,240)	(461,121)
Net increase (decrease) in net assets resulting from operations	$(43,625)	$(1,794,099)	$(281,772)	$(1,050,500)	$(457,494)

Year ended December 31, 2022 (continued)	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst
Investment income
Dividend income	$53,261	$18,210	$31,447	$26,772	$42,173
Variable account expenses	11,420	2,061	7,589	13,471	33,481
Investment income (loss) — net	41,841	16,149	23,858	13,301	8,692

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	242,623	57,141	121,244	311,596	568,374
Cost of investments sold	257,544	55,986	127,509	355,324	528,639
Net realized gain (loss) on sales of investments	(14,921)	1,155	(6,265)	(43,728)	39,735
Distributions from capital gains	159,203	7,391	189,913	505,220	906,937
Net change in unrealized appreciation or depreciation of investments	(896,597)	(47,937)	(350,309)	(799,467)	(1,692,945)
Net gain (loss) on investments	(752,315)	(39,391)	(166,661)	(337,975)	(746,273)
Net increase (decrease) in net assets resulting from operations	$(710,474)	$(23,242)	$(142,803)	$(324,674)	$(737,581)

See accompanying notes to financial statements.

14	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2022 (continued)	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Bal Risk Alloc, Ser II
Investment income
Dividend income	$1,370	$1,598	$22,334	$—	$20,759
Variable account expenses	196	3,325	14,119	3,724	1,365
Investment income (loss) — net	1,174	(1,727)	8,215	(3,724)	19,394

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,434	34,032	239,026	48,819	58,193
Cost of investments sold	2,529	39,932	246,364	43,738	62,173
Net realized gain (loss) on sales of investments	(95)	(5,900)	(7,338)	5,081	(3,980)
Distributions from capital gains	—	5,359	14,217	154,457	10,043
Net change in unrealized appreciation or depreciation of investments	(4,315)	(117,234)	(660,475)	(395,211)	(72,112)
Net gain (loss) on investments	(4,410)	(117,775)	(653,596)	(235,673)	(66,049)
Net increase (decrease) in net assets resulting from operations	$(3,236)	$(119,502)	$(645,381)	$(239,397)	$(46,655)

Year ended December 31, 2022 (continued)	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I	Invesco VI EQV Intl Eq, Ser II
Investment income
Dividend income	$5,471	$88,818	$—	$21,069	$14,864
Variable account expenses	2,818	82,304	4,502	5,394	5,542
Investment income (loss) — net	2,653	6,514	(4,502)	15,675	9,322

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	98,479	721,605	160,633	209,507	78,208
Cost of investments sold	88,208	672,433	163,054	171,305	82,857
Net realized gain (loss) on sales of investments	10,271	49,172	(2,421)	38,202	(4,649)
Distributions from capital gains	12,474	1,509,422	214,183	138,223	116,273
Net change in unrealized appreciation or depreciation of investments	(26,491)	(4,048,796)	(564,226)	(208,936)	(358,761)
Net gain (loss) on investments	(3,746)	(2,490,202)	(352,464)	(32,511)	(247,137)
Net increase (decrease) in net assets resulting from operations	$(1,093)	$(2,483,688)	$(356,966)	$(16,836)	$(237,815)

Year ended December 31, 2022 (continued)	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Janus Henderson VIT Enter, Serv
Investment income
Dividend income	$—	$—	$4,243	$—	$600
Variable account expenses	7,003	7,721	5,955	5,231	3,922
Investment income (loss) — net	(7,003)	(7,721)	(1,712)	(5,231)	(3,322)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	243,857	138,753	186,853	206,007	51,997
Cost of investments sold	271,042	173,055	174,199	205,749	39,976
Net realized gain (loss) on sales of investments	(27,185)	(34,302)	12,654	258	12,021
Distributions from capital gains	280,106	—	198,802	357,118	131,389
Net change in unrealized appreciation or depreciation of investments	(947,737)	(171,810)	(519,578)	(873,743)	(284,537)
Net gain (loss) on investments	(694,816)	(206,112)	(308,122)	(516,367)	(141,127)
Net increase (decrease) in net assets resulting from operations	$(701,819)	$(213,833)	$(309,834)	$(521,598)	$(144,449)

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	15

Statement of Operations

Year ended December 31, 2022 (continued)	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl
Investment income
Dividend income	$—	$29,562	$—	$18	$—
Variable account expenses	10,283	10,032	3,008	129	16,552
Investment income (loss) — net	(10,283)	19,530	(3,008)	(111)	(16,552)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	311,250	177,277	102,122	12,039	327,988
Cost of investments sold	283,541	166,017	98,740	12,926	301,123
Net realized gain (loss) on sales of investments	27,709	11,260	3,382	(887)	26,865
Distributions from capital gains	356,777	—	100,014	1,247	395,775
Net change in unrealized appreciation or depreciation of investments	(1,404,604)	(220,842)	(309,908)	(5,593)	(1,101,837)
Net gain (loss) on investments	(1,020,118)	(209,582)	(206,512)	(5,233)	(679,197)
Net increase (decrease) in net assets resulting from operations	$(1,030,401)	$(190,052)	$(209,520)	$(5,344)	$(695,749)

Year ended December 31, 2022 (continued)	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT US Eq Index PW Strat, Cl S
Investment income
Dividend income	$—	$24,962	$—	$15,195	$—
Variable account expenses	9,994	5,395	4,098	1,718	69
Investment income (loss) — net	(9,994)	19,567	(4,098)	13,477	(69)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	196,265	122,012	178,678	20,150	1,595
Cost of investments sold	267,142	102,113	414,354	23,677	1,666
Net realized gain (loss) on sales of investments	(70,877)	19,899	(235,676)	(3,527)	(71)
Distributions from capital gains	715,690	43,890	356,418	13,444	5,047
Net change in unrealized appreciation or depreciation of investments	(1,458,271)	(83,268)	(1,052,231)	(130,148)	(8,551)
Net gain (loss) on investments	(813,458)	(19,479)	(931,489)	(120,231)	(3,575)
Net increase (decrease) in net assets resulting from operations	$(823,452)	$88	$(935,587)	$(106,754)	$(3,644)

Year ended December 31, 2022 (continued)	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB
Investment income
Dividend income	$52,426	$9,533	$5,238	$15,435	$2,143
Variable account expenses	4,271	2,079	6,856	1,992	690
Investment income (loss) — net	48,155	7,454	(1,618)	13,443	1,453

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	156,912	22,781	117,826	75,276	7,623
Cost of investments sold	170,380	26,055	115,516	88,449	7,903
Net realized gain (loss) on sales of investments	(13,468)	(3,274)	2,310	(13,173)	(280)
Distributions from capital gains	56,621	—	118,885	585	15,337
Net change in unrealized appreciation or depreciation of investments	(188,588)	(67,035)	(195,439)	(40,570)	(41,668)
Net gain (loss) on investments	(145,435)	(70,309)	(74,244)	(53,158)	(26,611)
Net increase (decrease) in net assets resulting from operations	$(97,280)	$(62,855)	$(75,862)	$(39,715)	$(25,158)

See accompanying notes to financial statements.

16	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2022 (continued)	Put VT Sus Leaders, Cl IA	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S
Investment income
Dividend income	$96,270	$—	$—	$31,168	$—
Variable account expenses	98,586	12,929	789	13,795	521
Investment income (loss) — net	(2,316)	(12,929)	(789)	17,373	(521)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	786,337	236,812	19,366	273,520	18,416
Cost of investments sold	658,633	223,350	23,652	222,646	19,329
Net realized gain (loss) on sales of investments	127,704	13,462	(4,286)	50,874	(913)
Distributions from capital gains	1,712,527	567,112	—	—	—
Net change in unrealized appreciation or depreciation of investments	(5,204,644)	(1,113,987)	(4,875)	232,579	(18,777)
Net gain (loss) on investments	(3,364,413)	(533,413)	(9,161)	283,453	(19,690)
Net increase (decrease) in net assets resulting from operations	$(3,366,729)	$(546,342)	$(9,950)	$300,826	$(20,211)

Year ended December 31, 2022 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	56,782	109,758	3,021	3,255	741
Investment income (loss) — net	(56,782)	(109,758)	(3,021)	(3,255)	(741)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,523,102	1,452,284	227,852	131,747	30,190
Cost of investments sold	1,784,899	980,696	212,014	116,124	31,667
Net realized gain (loss) on sales of investments	738,203	471,588	15,838	15,623	(1,477)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(5,419,334)	(5,264,696)	(116,245)	(103,459)	(20,769)
Net gain (loss) on investments	(4,681,131)	(4,793,108)	(100,407)	(87,836)	(22,246)
Net increase (decrease) in net assets resulting from operations	$(4,737,913)	$(4,902,866)	$(103,428)	$(91,091)	$(22,987)

Year ended December 31, 2022 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	830	6,116	5,989	133,216	172,983
Investment income (loss) — net	(830)	(6,116)	(5,989)	(133,216)	(172,983)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	12,480	17,840	237,875	3,193,161	2,538,333
Cost of investments sold	12,382	15,667	215,936	2,513,658	1,875,702
Net realized gain (loss) on sales of investments	98	2,173	21,939	679,503	662,631
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(29,840)	(468,723)	(403,350)	(5,741,201)	(7,151,742)
Net gain (loss) on investments	(29,742)	(466,550)	(381,411)	(5,061,698)	(6,489,111)
Net increase (decrease) in net assets resulting from operations	$(30,572)	$(472,666)	$(387,400)	$(5,194,914)	$(6,662,094)

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	17

Statement of Operations

Year ended December 31, 2022 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	152,704	274,527	11,685	14,008	2,059
Investment income (loss) — net	(152,704)	(274,527)	(11,685)	(14,008)	(2,059)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,295,316	4,024,392	283,829	270,310	116,437
Cost of investments sold	2,421,215	2,816,518	259,652	220,126	75,179
Net realized gain (loss) on sales of investments	874,101	1,207,874	24,177	50,184	41,258
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(8,730,547)	(12,913,348)	(431,482)	(565,601)	(125,735)
Net gain (loss) on investments	(7,856,446)	(11,705,474)	(407,305)	(515,417)	(84,477)
Net increase (decrease) in net assets resulting from operations	$(8,009,150)	$(11,980,001)	$(418,990)	$(529,425)	$(86,536)

Year ended December 31, 2022 (continued)			VP Ptnrs Sm Cap Val, Cl 3	Wanger Acorn	Wanger Intl
Investment income
Dividend income			$—	$—	$38,842
Variable account expenses			3,357	28,960	21,902
Investment income (loss) — net			(3,357)	(28,960)	16,940

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales			96,745	328,951	352,741
Cost of investments sold			74,815	513,048	456,422
Net realized gain (loss) on sales of investments			21,930	(184,097)	(103,681)
Distributions from capital gains			—	1,909,424	768,223
Net change in unrealized appreciation or depreciation of investments			(124,921)	(4,220,878)	(2,713,043)
Net gain (loss) on investments			(102,991)	(2,495,551)	(2,048,501)
Net increase (decrease) in net assets resulting from operations			$(106,348)	$(2,524,511)	$(2,031,561)

See accompanying notes to financial statements.

18	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	Allspg VT Intl Eq, Cl 2
Operations
Investment income (loss) — net	$11	$16,539	$91,981	$(6,159)	$28,056
Net realized gain (loss) on sales of investments	—	16,877	(7,553)	2,619	(32,004)
Distributions from capital gains	147	412,088	—	241,564	—
Net change in unrealized appreciation or depreciation of investments	(256)	(578,281)	(487,104)	(891,053)	(125,702)
Net increase (decrease) in net assets resulting from operations	(98)	(132,777)	(402,676)	(653,029)	(129,650)

Contract transactions
Contract purchase payments	—	65,312	147,976	125,874	42,283
Net transfers(1)	—	(59,299)	(18,761)	102,845	5,173
Transfers for policy loans	—	(25,598)	(11,973)	(5,974)	77
Policy charges	—	(59,713)	(89,150)	(46,621)	(26,033)
Contract terminations:
Surrender benefits	—	(13,226)	(46,211)	(8,659)	(17,128)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	—	(92,524)	(18,119)	167,465	4,372
Net assets at beginning of year	525	2,756,038	2,868,114	2,208,334	1,050,771
Net assets at end of year	$427	$2,530,737	$2,447,319	$1,722,770	$925,493

Accumulation unit activity
Units outstanding at beginning of year	—	721,010	1,523,422	349,809	482,056
Units purchased	—	18,149	98,506	54,590	29,271
Units redeemed	—	(41,537)	(105,966)	(12,562)	(26,888)
Units outstanding at end of year	—	697,622	1,515,962	391,837	484,439

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	19

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Val, Cl I
Operations
Investment income (loss) — net	$(5,030)	$(4,662)	$18,108	$5,604	$56,067
Net realized gain (loss) on sales of investments	11,028	(46,778)	10,180	3,213	112,523
Distributions from capital gains	246,572	239,270	—	110,995	318,396
Net change in unrealized appreciation or depreciation of investments	(579,190)	(862,445)	32,524	(355,884)	(498,966)
Net increase (decrease) in net assets resulting from operations	(326,620)	(674,615)	60,812	(236,072)	(11,980)

Contract transactions
Contract purchase payments	50,161	78,667	21,183	23,425	141,192
Net transfers(1)	(44,398)	(51,511)	55,508	(17,757)	37,892
Transfers for policy loans	(3,127)	(16,574)	(11,257)	7,183	(12,022)
Policy charges	(30,761)	(33,581)	(5,591)	(21,683)	(147,188)
Contract terminations:
Surrender benefits	(31,464)	(27,830)	(5,826)	(17,581)	(134,150)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(59,589)	(50,829)	54,017	(26,413)	(114,276)
Net assets at beginning of year	1,578,669	1,936,899	389,588	927,558	4,099,225
Net assets at end of year	$1,192,460	$1,211,455	$504,417	$665,073	$3,972,969

Accumulation unit activity
Units outstanding at beginning of year	297,509	370,886	463,525	354,858	917,928
Units purchased	13,375	24,322	74,127	15,617	77,544
Units redeemed	(24,131)	(28,436)	(20,393)	(35,425)	(83,219)
Units outstanding at end of year	286,753	366,772	517,259	335,050	912,253

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

20	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3
Operations
Investment income (loss) — net	$(2,372)	$18,338	$(127,390)	$(225,495)	$(71,172)
Net realized gain (loss) on sales of investments	(14,911)	(5,033)	659,544	1,467,799	530,556
Distributions from capital gains	7,430	244,424	—	—	—
Net change in unrealized appreciation or depreciation of investments	(79,479)	(721,057)	(3,803,769)	(7,534,782)	(698,076)
Net increase (decrease) in net assets resulting from operations	(89,332)	(463,328)	(3,271,615)	(6,292,478)	(238,692)

Contract transactions
Contract purchase payments	23,248	21,330	643,563	904,119	420,925
Net transfers(1)	(29,127)	(11,785)	(11,316)	(231,249)	(46,949)
Transfers for policy loans	(666)	1,141	8,453	(19,890)	21,915
Policy charges	(9,748)	(90,669)	(869,056)	(1,338,686)	(440,647)
Contract terminations:
Surrender benefits	(7,497)	(301)	(588,945)	(943,181)	(443,786)
Death benefits	—	—	—	(14,120)	(18,630)
Increase (decrease) from transactions	(23,790)	(80,284)	(817,301)	(1,643,007)	(507,172)
Net assets at beginning of year	536,304	2,936,746	19,187,380	32,946,689	13,120,839
Net assets at end of year	$423,182	$2,393,134	$15,098,464	$25,011,204	$12,374,975

Accumulation unit activity
Units outstanding at beginning of year	336,061	946,502	6,268,126	9,993,714	3,424,864
Units purchased	16,282	8,606	279,593	324,926	127,746
Units redeemed	(34,400)	(38,404)	(601,329)	(939,147)	(266,786)
Units outstanding at end of year	317,943	916,704	5,946,390	9,379,493	3,285,824

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	21

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3
Operations
Investment income (loss) — net	$(11,603)	$34,465	$15,502	$116,199	$49,837
Net realized gain (loss) on sales of investments	(80,559)	(21,846)	1	(20,577)	(16,791)
Distributions from capital gains	635,575	—	—	17,898	38,127
Net change in unrealized appreciation or depreciation of investments	(1,514,409)	(204,902)	—	(431,307)	(196,080)
Net increase (decrease) in net assets resulting from operations	(970,996)	(192,283)	15,503	(317,787)	(124,907)

Contract transactions
Contract purchase payments	110,751	59,604	240,507	86,630	29,329
Net transfers(1)	(20,971)	6,515	(80,648)	(52,980)	(11,089)
Transfers for policy loans	3,851	(6,984)	28,165	3,481	(2,279)
Policy charges	(64,825)	(53,117)	(258,217)	(97,453)	(27,432)
Contract terminations:
Surrender benefits	(104,725)	(23,637)	(19,556)	(86,863)	(31,145)
Death benefits	—	—	—	(5,168)	—
Increase (decrease) from transactions	(75,919)	(17,619)	(89,749)	(152,353)	(42,616)
Net assets at beginning of year	2,927,224	1,395,058	2,734,400	2,889,550	1,182,207
Net assets at end of year	$1,880,309	$1,185,156	$2,660,154	$2,419,410	$1,014,684

Accumulation unit activity
Units outstanding at beginning of year	847,968	1,049,829	2,736,771	1,113,218	553,960
Units purchased	58,120	59,499	343,080	39,544	16,623
Units redeemed	(77,239)	(71,050)	(433,081)	(112,257)	(34,442)
Units outstanding at end of year	828,849	1,038,278	2,646,770	1,040,505	536,141

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

22	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2	Col VP Overseas Core, Cl 3
Operations
Investment income (loss) — net	$148,223	$(17,074)	$(59,366)	$(808)	$(1,511)
Net realized gain (loss) on sales of investments	(83,839)	189,680	385,719	(18,264)	31,774
Distributions from capital gains	3,986	—	—	—	333,003
Net change in unrealized appreciation or depreciation of investments	(1,278,117)	(1,412,391)	(2,983,716)	(25,768)	(1,184,325)
Net increase (decrease) in net assets resulting from operations	(1,209,747)	(1,239,785)	(2,657,363)	(44,840)	(821,059)

Contract transactions
Contract purchase payments	239,027	113,351	390,014	826,756	224,747
Net transfers(1)	14,402	(64,612)	97,314	22,799	(8,032)
Transfers for policy loans	(41,785)	(49,129)	(121,439)	(2,189)	15,003
Policy charges	(282,453)	(81,847)	(275,261)	(14,355)	(230,672)
Contract terminations:
Surrender benefits	(163,735)	(60,854)	(165,975)	(10,647)	(174,536)
Death benefits	(2,887)	—	—	—	(3,619)
Increase (decrease) from transactions	(237,431)	(143,091)	(75,347)	822,364	(177,109)
Net assets at beginning of year	6,923,643	3,968,111	14,197,243	681,131	5,338,817
Net assets at end of year	$5,476,465	$2,585,235	$11,464,533	$1,458,655	$4,340,649

Accumulation unit activity
Units outstanding at beginning of year	3,717,812	809,388	3,011,939	635,866	3,611,334
Units purchased	196,112	35,172	140,951	789,384	197,064
Units redeemed	(322,292)	(83,622)	(125,101)	(37,269)	(344,737)
Units outstanding at end of year	3,591,632	760,938	3,027,789	1,387,981	3,463,661

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	23

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3	Col VP US Govt Mtge, Cl 3
Operations
Investment income (loss) — net	$(4,857)	$(4,690)	$(3,688)	$(6,025)	$17,670
Net realized gain (loss) on sales of investments	16,274	39,612	26,487	35,485	(12,686)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(32,391)	(421,838)	(117,185)	(221,654)	(205,136)
Net increase (decrease) in net assets resulting from operations	(20,974)	(386,916)	(94,386)	(192,194)	(200,152)

Contract transactions
Contract purchase payments	14,086	27,572	26,849	34,902	58,881
Net transfers(1)	63,312	(14,652)	4,671	(38,615)	(29,384)
Transfers for policy loans	(2,572)	(833)	2,759	(521)	4,446
Policy charges	(18,455)	(23,136)	(19,827)	(34,896)	(70,901)
Contract terminations:
Surrender benefits	(23,788)	(49,922)	(58,569)	(16,624)	(9,246)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	32,583	(60,971)	(44,117)	(55,754)	(46,204)
Net assets at beginning of year	928,091	1,251,738	938,139	1,261,335	1,391,378
Net assets at end of year	$939,700	$803,851	$799,636	$1,013,387	$1,145,022

Accumulation unit activity
Units outstanding at beginning of year	276,336	244,520	223,983	267,272	1,027,006
Units purchased	23,249	15,767	9,176	7,545	51,964
Units redeemed	(16,419)	(39,808)	(17,483)	(20,777)	(85,774)
Units outstanding at end of year	283,166	220,479	215,676	254,040	993,196

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

24	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl B
Operations
Investment income (loss) — net	$73,304	$24,404	$(6,389)	$768	$17,172
Net realized gain (loss) on sales of investments	4,203	(8,164)	51,474	(427)	1,659
Distributions from capital gains	—	11,391	—	5,244	255
Net change in unrealized appreciation or depreciation of investments	(17,584)	(152,547)	(94,699)	(16,877)	(39,920)
Net increase (decrease) in net assets resulting from operations	59,923	(124,916)	(49,614)	(11,292)	(20,834)

Contract transactions
Contract purchase payments	47,185	30,840	25,635	2,896	23,308
Net transfers(1)	68,452	(5,806)	(48,800)	8	1,321
Transfers for policy loans	(16,830)	(2,715)	(10,011)	—	(187)
Policy charges	(7,938)	(22,823)	(18,004)	(1,855)	(10,146)
Contract terminations:
Surrender benefits	(40,135)	(26,800)	(31,690)	(1,116)	(7,051)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	50,734	(27,304)	(82,870)	(67)	7,245
Net assets at beginning of year	390,816	719,905	1,267,483	74,262	265,417
Net assets at end of year	$501,473	$567,685	$1,134,999	$62,903	$251,828

Accumulation unit activity
Units outstanding at beginning of year	491,069	436,600	273,332	50,503	201,750
Units purchased	114,188	21,457	8,873	2,098	21,059
Units redeemed	(67,096)	(37,330)	(25,871)	(2,422)	(15,782)
Units outstanding at end of year	538,161	420,727	256,334	50,179	207,027

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	25

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Mid Cap, Serv Cl	Fid VIP Overseas, Serv Cl
Operations
Investment income (loss) — net	$52,413	$(13,362)	$41,913	$(16,260)	$3,627
Net realized gain (loss) on sales of investments	(6,238)	83,516	116,228	35,228	17,966
Distributions from capital gains	—	261,682	90,843	380,629	13,015
Net change in unrealized appreciation or depreciation of investments	(89,800)	(2,125,935)	(530,756)	(1,450,097)	(492,102)
Net increase (decrease) in net assets resulting from operations	(43,625)	(1,794,099)	(281,772)	(1,050,500)	(457,494)

Contract transactions
Contract purchase payments	27,354	150,866	136,082	139,159	53,683
Net transfers(1)	147,018	(2,754)	(113,016)	(119,939)	10,937
Transfers for policy loans	(11,377)	(30,061)	(31,494)	13,162	(232)
Policy charges	(28,689)	(103,823)	(176,611)	(209,007)	(44,099)
Contract terminations:
Surrender benefits	(41,859)	(193,478)	(109,159)	(208,592)	(94,537)
Death benefits	—	—	—	(15,707)	—
Increase (decrease) from transactions	92,447	(179,250)	(294,198)	(400,924)	(74,248)
Net assets at beginning of year	1,252,514	6,735,557	4,960,644	6,880,194	1,832,955
Net assets at end of year	$1,301,336	$4,762,208	$4,384,674	$5,428,770	$1,301,213

Accumulation unit activity
Units outstanding at beginning of year	827,165	1,513,591	1,114,009	1,133,757	643,817
Units purchased	117,796	64,805	33,413	29,488	32,085
Units redeemed	(55,944)	(128,518)	(112,237)	(101,436)	(70,578)
Units outstanding at end of year	889,017	1,449,878	1,035,185	1,061,809	605,324

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

26	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst
Operations
Investment income (loss) — net	$41,841	$16,149	$23,858	$13,301	$8,692
Net realized gain (loss) on sales of investments	(14,921)	1,155	(6,265)	(43,728)	39,735
Distributions from capital gains	159,203	7,391	189,913	505,220	906,937
Net change in unrealized appreciation or depreciation of investments	(896,597)	(47,937)	(350,309)	(799,467)	(1,692,945)
Net increase (decrease) in net assets resulting from operations	(710,474)	(23,242)	(142,803)	(324,674)	(737,581)

Contract transactions
Contract purchase payments	91,431	12,105	69,007	79,498	170,109
Net transfers(1)	(30,492)	36,204	(37,912)	(149,194)	(195,032)
Transfers for policy loans	(3,590)	128	(6,947)	41,493	(17,719)
Policy charges	(79,045)	(10,842)	(33,463)	(71,107)	(163,863)
Contract terminations:
Surrender benefits	(54,792)	(475)	(36,245)	(53,907)	(138,821)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(76,488)	37,120	(45,560)	(153,217)	(345,326)
Net assets at beginning of year	2,744,073	361,457	1,850,041	3,092,100	6,992,695
Net assets at end of year	$1,957,111	$375,335	$1,661,678	$2,614,209	$5,909,788

Accumulation unit activity
Units outstanding at beginning of year	939,698	253,571	690,270	692,152	1,439,545
Units purchased	72,080	60,549	40,052	33,432	44,363
Units redeemed	(91,624)	(30,308)	(50,856)	(64,650)	(102,559)
Units outstanding at end of year	920,154	283,812	679,466	660,934	1,381,349

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	27

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Bal Risk Alloc, Ser II
Operations
Investment income (loss) — net	$1,174	$(1,727)	$8,215	$(3,724)	$19,394
Net realized gain (loss) on sales of investments	(95)	(5,900)	(7,338)	5,081	(3,980)
Distributions from capital gains	—	5,359	14,217	154,457	10,043
Net change in unrealized appreciation or depreciation of investments	(4,315)	(117,234)	(660,475)	(395,211)	(72,112)
Net increase (decrease) in net assets resulting from operations	(3,236)	(119,502)	(645,381)	(239,397)	(46,655)

Contract transactions
Contract purchase payments	1,613	14,568	76,882	8,815	8,349
Net transfers(1)	(2)	(4,708)	(53,546)	(2,145)	(16,083)
Transfers for policy loans	(8)	(974)	6,932	1,730	(12,569)
Policy charges	(358)	(14,203)	(61,678)	(22,824)	(2,002)
Contract terminations:
Surrender benefits	—	(1,477)	(99,521)	(21,515)	(219)
Death benefits	—	(9,013)	—	—	—
Increase (decrease) from transactions	1,245	(15,807)	(130,931)	(35,939)	(22,524)
Net assets at beginning of year	44,108	601,946	3,232,319	776,977	322,455
Net assets at end of year	$42,117	$466,637	$2,456,007	$501,641	$253,276

Accumulation unit activity
Units outstanding at beginning of year	41,432	114,245	631,750	194,247	218,539
Units purchased	1,950	3,372	17,647	3,721	21,823
Units redeemed	(728)	(6,598)	(55,270)	(14,761)	(38,569)
Units outstanding at end of year	42,654	111,019	594,127	183,207	201,793

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

28	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I	Invesco VI EQV Intl Eq, Ser II
Operations
Investment income (loss) — net	$2,653	$6,514	$(4,502)	$15,675	$9,322
Net realized gain (loss) on sales of investments	10,271	49,172	(2,421)	38,202	(4,649)
Distributions from capital gains	12,474	1,509,422	214,183	138,223	116,273
Net change in unrealized appreciation or depreciation of investments	(26,491)	(4,048,796)	(564,226)	(208,936)	(358,761)
Net increase (decrease) in net assets resulting from operations	(1,093)	(2,483,688)	(356,966)	(16,836)	(237,815)

Contract transactions
Contract purchase payments	7,970	302,372	33,252	18,516	35,052
Net transfers(1)	(37,071)	(64,524)	8,740	74,190	5,941
Transfers for policy loans	(590)	11,312	(1,305)	(6,759)	(2,662)
Policy charges	(6,413)	(406,410)	(18,544)	(17,188)	(22,386)
Contract terminations:
Surrender benefits	(4,033)	(357,912)	(124,680)	(121,593)	(33,679)
Death benefits	—	(2,839)	—	—	(7,586)
Increase (decrease) from transactions	(40,137)	(518,001)	(102,537)	(52,834)	(25,320)
Net assets at beginning of year	441,140	11,887,517	1,157,275	1,170,855	1,252,508
Net assets at end of year	$399,910	$8,885,828	$697,772	$1,101,185	$989,373

Accumulation unit activity
Units outstanding at beginning of year	134,548	2,247,588	646,889	473,428	520,535
Units purchased	2,116	69,849	32,686	49,535	20,152
Units redeemed	(12,857)	(184,207)	(111,509)	(78,993)	(39,526)
Units outstanding at end of year	123,807	2,133,230	568,066	443,970	501,161

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	29

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Janus Henderson VIT Enter, Serv
Operations
Investment income (loss) — net	$(7,003)	$(7,721)	$(1,712)	$(5,231)	$(3,322)
Net realized gain (loss) on sales of investments	(27,185)	(34,302)	12,654	258	12,021
Distributions from capital gains	280,106	—	198,802	357,118	131,389
Net change in unrealized appreciation or depreciation of investments	(947,737)	(171,810)	(519,578)	(873,743)	(284,537)
Net increase (decrease) in net assets resulting from operations	(701,819)	(213,833)	(309,834)	(521,598)	(144,449)

Contract transactions
Contract purchase payments	93,202	59,917	64,280	60,279	15,326
Net transfers(1)	(101,958)	(13,499)	(17,248)	(42,920)	(11,555)
Transfers for policy loans	(9,732)	14,187	2,639	(10,881)	(153)
Policy charges	(31,663)	(44,448)	(30,286)	(28,638)	(14,656)
Contract terminations:
Surrender benefits	(58,237)	(40,972)	(54,808)	(17,729)	(23,997)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(108,388)	(24,815)	(35,423)	(39,889)	(35,035)
Net assets at beginning of year	2,194,545	1,771,659	1,905,775	1,343,256	889,547
Net assets at end of year	$1,384,338	$1,533,011	$1,560,518	$781,769	$710,063

Accumulation unit activity
Units outstanding at beginning of year	549,737	1,155,435	508,370	185,085	129,330
Units purchased	43,896	58,096	33,699	56,331	3,695
Units redeemed	(73,875)	(73,350)	(51,699)	(34,168)	(10,311)
Units outstanding at end of year	519,758	1,140,181	490,370	207,248	122,714

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

30	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl
Operations
Investment income (loss) — net	$(10,283)	$19,530	$(3,008)	$(111)	$(16,552)
Net realized gain (loss) on sales of investments	27,709	11,260	3,382	(887)	26,865
Distributions from capital gains	356,777	—	100,014	1,247	395,775
Net change in unrealized appreciation or depreciation of investments	(1,404,604)	(220,842)	(309,908)	(5,593)	(1,101,837)
Net increase (decrease) in net assets resulting from operations	(1,030,401)	(190,052)	(209,520)	(5,344)	(695,749)

Contract transactions
Contract purchase payments	61,539	68,156	23,425	442	59,308
Net transfers(1)	(92,167)	(53,742)	(4,750)	(7,574)	(96,206)
Transfers for policy loans	(39,691)	18,663	(4,921)	9	(59,945)
Policy charges	(40,275)	(57,813)	(13,334)	(797)	(73,371)
Contract terminations:
Surrender benefits	(58,223)	(64,628)	(33,762)	—	(85,334)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(168,817)	(89,364)	(33,342)	(7,920)	(255,548)
Net assets at beginning of year	2,811,117	2,015,111	697,247	29,631	3,574,486
Net assets at end of year	$1,611,899	$1,735,695	$454,385	$16,367	$2,623,189

Accumulation unit activity
Units outstanding at beginning of year	359,401	814,236	142,605	19,862	1,293,229
Units purchased	10,031	40,205	16,392	462	25,472
Units redeemed	(43,778)	(80,591)	(29,450)	(7,210)	(135,021)
Units outstanding at end of year	325,654	773,850	129,547	13,114	1,183,680

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	31

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT US Eq Index PW Strat, Cl S
Operations
Investment income (loss) — net	$(9,994)	$19,567	$(4,098)	$13,477	$(69)
Net realized gain (loss) on sales of investments	(70,877)	19,899	(235,676)	(3,527)	(71)
Distributions from capital gains	715,690	43,890	356,418	13,444	5,047
Net change in unrealized appreciation or depreciation of investments	(1,458,271)	(83,268)	(1,052,231)	(130,148)	(8,551)
Net increase (decrease) in net assets resulting from operations	(823,452)	88	(935,587)	(106,754)	(3,644)

Contract transactions
Contract purchase payments	56,640	56,690	80,384	13,147	2,223
Net transfers(1)	16,628	7,232	(56,908)	9,243	(292)
Transfers for policy loans	(8,501)	7,145	(29,863)	(4,949)	—
Policy charges	(50,350)	(50,563)	(26,962)	(9,073)	(1,299)
Contract terminations:
Surrender benefits	(98,049)	(53,002)	(21,432)	(1,621)	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(83,632)	(32,498)	(54,781)	6,747	632
Net assets at beginning of year	2,729,441	1,162,702	1,519,139	399,841	31,323
Net assets at end of year	$1,822,357	$1,130,292	$528,771	$299,834	$28,311

Accumulation unit activity
Units outstanding at beginning of year	472,878	328,419	183,414	217,340	23,115
Units purchased	15,617	28,615	22,039	12,573	1,763
Units redeemed	(40,358)	(33,200)	(42,416)	(9,916)	(1,306)
Units outstanding at end of year	448,137	323,834	163,037	219,997	23,572

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

32	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB
Operations
Investment income (loss) — net	$48,155	$7,454	$(1,618)	$13,443	$1,453
Net realized gain (loss) on sales of investments	(13,468)	(3,274)	2,310	(13,173)	(280)
Distributions from capital gains	56,621	—	118,885	585	15,337
Net change in unrealized appreciation or depreciation of investments	(188,588)	(67,035)	(195,439)	(40,570)	(41,668)
Net increase (decrease) in net assets resulting from operations	(97,280)	(62,855)	(75,862)	(39,715)	(25,158)

Contract transactions
Contract purchase payments	31,879	1,975	39,398	11,415	3,521
Net transfers(1)	(43,290)	20,753	(7,331)	(35,877)	429
Transfers for policy loans	(1,723)	(7)	(10,953)	(252)	(374)
Policy charges	(22,075)	(4,180)	(26,062)	(14,742)	(3,164)
Contract terminations:
Surrender benefits	(76,023)	—	(8,663)	(14,262)	(1,758)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(111,232)	18,541	(13,611)	(53,718)	(1,346)
Net assets at beginning of year	819,579	426,192	1,438,918	327,901	166,769
Net assets at end of year	$611,067	$381,878	$1,349,445	$234,468	$140,265

Accumulation unit activity
Units outstanding at beginning of year	384,272	349,024	297,874	108,147	73,282
Units purchased	18,819	23,740	44,543	4,180	2,332
Units redeemed	(77,984)	(5,683)	(18,930)	(23,991)	(2,824)
Units outstanding at end of year	325,107	367,081	323,487	88,336	72,790

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	33

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Put VT Sus Leaders, Cl IA	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S
Operations
Investment income (loss) — net	$(2,316)	$(12,929)	$(789)	$17,373	$(521)
Net realized gain (loss) on sales of investments	127,704	13,462	(4,286)	50,874	(913)
Distributions from capital gains	1,712,527	567,112	—	—	—
Net change in unrealized appreciation or depreciation of investments	(5,204,644)	(1,113,987)	(4,875)	232,579	(18,777)
Net increase (decrease) in net assets resulting from operations	(3,366,729)	(546,342)	(9,950)	300,826	(20,211)

Contract transactions
Contract purchase payments	236,312	95,119	11,891	78,894	5,666
Net transfers(1)	(72,888)	(36,085)	(4,290)	45,584	11,514
Transfers for policy loans	(39,413)	(2,293)	275	10,642	(12,178)
Policy charges	(364,726)	(82,471)	(4,618)	(75,066)	(1,947)
Contract terminations:
Surrender benefits	(443,497)	(107,538)	(3,649)	(133,572)	(144)
Death benefits	(1,723)	—	—	—	—
Increase (decrease) from transactions	(685,935)	(133,268)	(391)	(73,518)	2,911
Net assets at beginning of year	14,622,728	2,399,174	186,822	1,981,155	144,570
Net assets at end of year	$10,570,064	$1,719,564	$176,481	$2,208,463	$127,270

Accumulation unit activity
Units outstanding at beginning of year	2,067,035	479,589	206,020	721,009	110,005
Units purchased	41,097	23,501	13,933	74,305	16,308
Units redeemed	(157,875)	(56,123)	(15,060)	(94,279)	(13,833)
Units outstanding at end of year	1,950,257	446,967	204,893	701,035	112,480

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

34	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2
Operations
Investment income (loss) — net	$(56,782)	$(109,758)	$(3,021)	$(3,255)	$(741)
Net realized gain (loss) on sales of investments	738,203	471,588	15,838	15,623	(1,477)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(5,419,334)	(5,264,696)	(116,245)	(103,459)	(20,769)
Net increase (decrease) in net assets resulting from operations	(4,737,913)	(4,902,866)	(103,428)	(91,091)	(22,987)

Contract transactions
Contract purchase payments	855,144	1,269,244	49,208	32,328	—
Net transfers(1)	271,386	(308,031)	61,748	(41,593)	—
Transfers for policy loans	(105,470)	37,080	(32,371)	624	—
Policy charges	(411,071)	(419,053)	(37,741)	(42,850)	(2,544)
Contract terminations:
Surrender benefits	(256,029)	(814,514)	(20,202)	—	(26,905)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	353,960	(235,274)	20,642	(51,491)	(29,449)
Net assets at beginning of year	25,282,740	26,364,766	633,215	595,713	142,734
Net assets at end of year	$20,898,787	$21,226,626	$550,429	$453,131	$90,298

Accumulation unit activity
Units outstanding at beginning of year	10,581,476	10,513,174	416,554	383,645	110,766
Units purchased	819,977	588,476	141,199	66,323	—
Units redeemed	(654,172)	(742,253)	(121,747)	(106,323)	(26,517)
Units outstanding at end of year	10,747,281	10,359,397	436,006	343,645	84,249

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	35

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Operations
Investment income (loss) — net	$(830)	$(6,116)	$(5,989)	$(133,216)	$(172,983)
Net realized gain (loss) on sales of investments	98	2,173	21,939	679,503	662,631
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(29,840)	(468,723)	(403,350)	(5,741,201)	(7,151,742)
Net increase (decrease) in net assets resulting from operations	(30,572)	(472,666)	(387,400)	(5,194,914)	(6,662,094)

Contract transactions
Contract purchase payments	1,119	49,231	63,991	1,199,720	1,556,077
Net transfers(1)	(4,113)	75,851	(90,416)	33,684	(441,318)
Transfers for policy loans	(627)	(511)	(3,279)	75,128	158,174
Policy charges	(7,078)	(22,299)	(71,036)	(989,249)	(1,420,382)
Contract terminations:
Surrender benefits	—	—	(54,789)	(890,869)	(933,256)
Death benefits	—	—	—	(125,978)	(36,735)
Increase (decrease) from transactions	(10,699)	102,272	(155,529)	(697,564)	(1,117,440)
Net assets at beginning of year	175,185	2,346,144	2,147,105	30,374,487	39,216,880
Net assets at end of year	$133,914	$1,975,750	$1,604,176	$24,482,009	$31,437,346

Accumulation unit activity
Units outstanding at beginning of year	127,474	1,487,100	1,436,041	15,164,209	19,360,326
Units purchased	930	88,482	61,349	1,416,874	968,416
Units redeemed	(10,022)	(17,560)	(181,911)	(1,910,134)	(1,595,985)
Units outstanding at end of year	118,382	1,558,022	1,315,479	14,670,949	18,732,757

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

36	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Operations
Investment income (loss) — net	$(152,704)	$(274,527)	$(11,685)	$(14,008)	$(2,059)
Net realized gain (loss) on sales of investments	874,101	1,207,874	24,177	50,184	41,258
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(8,730,547)	(12,913,348)	(431,482)	(565,601)	(125,735)
Net increase (decrease) in net assets resulting from operations	(8,009,150)	(11,980,001)	(418,990)	(529,425)	(86,536)

Contract transactions
Contract purchase payments	2,122,805	2,081,450	112,873	140,102	11,228
Net transfers(1)	(27,750)	(365,584)	(219)	130,743	(15,476)
Transfers for policy loans	938,875	(124,962)	18,687	2,310	(5,375)
Policy charges	(1,071,557)	(1,304,301)	(171,430)	(154,359)	(5,869)
Contract terminations:
Surrender benefits	(678,631)	(2,526,002)	(109,022)	(90,251)	(56,000)
Death benefits	(97,970)	—	—	—	—
Increase (decrease) from transactions	1,185,772	(2,239,399)	(149,111)	28,545	(71,492)
Net assets at beginning of year	44,692,831	67,643,323	2,569,622	3,212,941	528,160
Net assets at end of year	$37,869,453	$53,423,923	$2,001,521	$2,712,061	$370,132

Accumulation unit activity
Units outstanding at beginning of year	20,137,966	29,528,484	1,425,217	1,831,635	130,240
Units purchased	2,673,510	1,093,833	98,092	183,213	3,580
Units redeemed	(1,951,036)	(2,210,603)	(199,718)	(160,913)	(31,591)
Units outstanding at end of year	20,860,440	28,411,714	1,323,591	1,853,935	102,229

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	37

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Ptnrs Sm Cap Val, Cl 3	Wanger Acorn	Wanger Intl
Operations
Investment income (loss) — net	$(3,357)	$(28,960)	$16,940
Net realized gain (loss) on sales of investments	21,930	(184,097)	(103,681)
Distributions from capital gains	—	1,909,424	768,223
Net change in unrealized appreciation or depreciation of investments	(124,921)	(4,220,878)	(2,713,043)
Net increase (decrease) in net assets resulting from operations	(106,348)	(2,524,511)	(2,031,561)

Contract transactions
Contract purchase payments	24,963	170,578	177,536
Net transfers(1)	(43,914)	39,344	29,430
Transfers for policy loans	(1,689)	6,276	53,631
Policy charges	(17,964)	(149,794)	(119,836)
Contract terminations:
Surrender benefits	(35,192)	(102,467)	(77,053)
Death benefits	—	—	—
Increase (decrease) from transactions	(73,796)	(36,063)	63,708
Net assets at beginning of year	785,325	7,459,923	5,916,236
Net assets at end of year	$605,181	$4,899,349	$3,948,383

Accumulation unit activity
Units outstanding at beginning of year	210,015	1,293,174	1,667,326
Units purchased	7,671	63,571	139,609
Units redeemed	(31,037)	(61,321)	(99,763)
Units outstanding at end of year	186,649	1,295,424	1,707,172

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

38	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	Allspg VT Intl Eq, Cl 2
Operations
Investment income (loss) — net	$7	$4,448	$35,359	$(7,955)	$4,807
Net realized gain (loss) on sales of investments	—	44,145	19,509	176,528	(46,495)
Distributions from capital gains	—	—	—	147,296	—
Net change in unrealized appreciation or depreciation of investments	36	553,110	211,750	204,131	108,121
Net increase (decrease) in net assets resulting from operations	43	601,703	266,618	520,000	66,433

Contract transactions
Contract purchase payments	—	77,430	180,462	128,718	36,003
Net transfers(1)	(1)	(150,106)	8,556	(260,415)	(27,186)
Transfers for policy loans	—	28,248	(69,187)	(91,049)	(34,772)
Policy charges	—	(52,801)	(84,784)	(35,810)	(25,258)
Contract terminations:
Surrender benefits	—	(79,043)	(59,978)	(75,074)	(18,594)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(1)	(176,272)	(24,931)	(333,630)	(69,807)
Net assets at beginning of year	483	2,330,607	2,626,427	2,021,964	1,054,145
Net assets at end of year	$525	$2,756,038	$2,868,114	$2,208,334	$1,050,771

Accumulation unit activity
Units outstanding at beginning of year	—	760,593	1,530,419	409,788	513,853
Units purchased	—	34,967	121,240	38,578	18,716
Units redeemed	—	(74,550)	(128,237)	(98,557)	(50,513)
Units outstanding at end of year	—	721,010	1,523,422	349,809	482,056

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	39

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Val, Cl I
Operations
Investment income (loss) — net	$(5,354)	$(6,986)	$5,065	$(4,961)	$41,371
Net realized gain (loss) on sales of investments	27,966	84,137	3,401	10,141	114,523
Distributions from capital gains	72,172	217,212	—	25,159	—
Net change in unrealized appreciation or depreciation of investments	214,602	(151,642)	133,373	37,840	650,456
Net increase (decrease) in net assets resulting from operations	309,386	142,721	141,839	68,179	806,350

Contract transactions
Contract purchase payments	47,859	97,058	21,672	23,406	134,661
Net transfers(1)	(888)	(59,634)	(145,778)	5,907	(52,038)
Transfers for policy loans	(4,160)	(13,741)	2,989	(1,764)	15,276
Policy charges	(28,661)	(30,268)	(3,357)	(23,039)	(125,696)
Contract terminations:
Surrender benefits	(35,660)	(36,219)	(59,960)	(1,108)	(124,121)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(21,510)	(42,804)	(184,434)	3,402	(151,918)
Net assets at beginning of year	1,290,793	1,836,982	432,183	855,977	3,444,793
Net assets at end of year	$1,578,669	$1,936,899	$389,588	$927,558	$4,099,225

Accumulation unit activity
Units outstanding at beginning of year	299,955	380,384	708,785	354,571	940,344
Units purchased	18,870	27,266	29,739	10,885	47,345
Units redeemed	(21,316)	(36,764)	(274,999)	(10,598)	(69,761)
Units outstanding at end of year	297,509	370,886	463,525	354,858	917,928

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

40	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3
Operations
Investment income (loss) — net	$1,690	$17,608	$(147,020)	$(251,104)	$(70,221)
Net realized gain (loss) on sales of investments	6,826	7,802	991,893	2,176,170	541,919
Distributions from capital gains	88,902	76,034	—	—	—
Net change in unrealized appreciation or depreciation of investments	(68,466)	221,679	1,562,877	6,316,005	2,264,909
Net increase (decrease) in net assets resulting from operations	28,952	323,123	2,407,750	8,241,071	2,736,607

Contract transactions
Contract purchase payments	24,656	133,349	709,600	921,779	433,850
Net transfers(1)	24,773	718,283	134,867	(543,499)	(213,907)
Transfers for policy loans	(3,813)	7,697	(239,239)	(457,166)	13,342
Policy charges	(8,569)	(72,697)	(842,477)	(1,266,592)	(392,120)
Contract terminations:
Surrender benefits	(31,663)	(210)	(693,363)	(1,149,477)	(520,636)
Death benefits	—	—	(10,693)	—	—
Increase (decrease) from contract transactions	5,384	786,422	(941,305)	(2,494,955)	(679,471)
Net assets at beginning of year	501,968	1,827,201	17,720,935	27,200,573	11,063,703
Net assets at end of year	$536,304	$2,936,746	$19,187,380	$32,946,689	$13,120,839

Accumulation unit activity
Units outstanding at beginning of year	333,952	690,709	6,626,966	10,851,874	3,630,415
Units purchased	39,200	281,912	302,101	316,944	151,332
Units redeemed	(37,091)	(26,119)	(660,941)	(1,175,104)	(356,883)
Units outstanding at end of year	336,061	946,502	6,268,126	9,993,714	3,424,864

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	41

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3
Operations
Investment income (loss) — net	$14,112	$45,493	$(14,617)	$126,978	$98,672
Net realized gain (loss) on sales of investments	110,404	(15,771)	3	6,598	(4,179)
Distributions from capital gains	117,407	—	269	—	—
Net change in unrealized appreciation or depreciation of investments	(490,787)	(21,492)	(3)	(13,023)	(49,116)
Net increase (decrease) in net assets resulting from operations	(248,864)	8,230	(14,348)	120,553	45,377

Contract transactions
Contract purchase payments	127,012	78,218	230,797	83,250	25,322
Net transfers(1)	79,949	18,648	(111,169)	47,499	(21,298)
Transfers for policy loans	(9,351)	(2,632)	47,058	(18,832)	3,302
Policy charges	(72,655)	(52,553)	(263,972)	(93,328)	(24,066)
Contract terminations:
Surrender benefits	(180,130)	(32,200)	(790,887)	(47,489)	(27,050)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(55,175)	9,481	(888,173)	(28,900)	(43,790)
Net assets at beginning of year	3,231,263	1,377,347	3,636,921	2,797,897	1,180,620
Net assets at end of year	$2,927,224	$1,395,058	$2,734,400	$2,889,550	$1,182,207

Accumulation unit activity
Units outstanding at beginning of year	832,806	1,023,017	3,622,191	1,091,252	569,640
Units purchased	95,427	116,105	276,912	109,045	16,358
Units redeemed	(80,265)	(89,293)	(1,162,332)	(87,079)	(32,038)
Units outstanding at end of year	847,968	1,049,829	2,736,771	1,113,218	553,960

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

42	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2	Col VP Overseas Core, Cl 3
Operations
Investment income (loss) — net	$184,369	$(23,307)	$(66,430)	$5,048	$19,201
Net realized gain (loss) on sales of investments	34,487	387,371	752,120	4,552	152,129
Distributions from capital gains	514,031	—	—	—	111,283
Net change in unrealized appreciation or depreciation of investments	(800,223)	584,080	2,455,936	(19,295)	179,329
Net increase (decrease) in net assets resulting from operations	(67,336)	948,144	3,141,626	(9,695)	461,942

Contract transactions
Contract purchase payments	289,514	80,579	374,064	9,928	227,502
Net transfers(1)	(81,841)	(6,559)	(12,387)	92,022	(76,435)
Transfers for policy loans	6,403	(277,823)	(412,166)	(17,824)	24,739
Policy charges	(301,319)	(76,427)	(240,052)	(10,079)	(242,273)
Contract terminations:
Surrender benefits	(257,773)	(106,807)	(184,210)	—	(288,235)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(345,016)	(387,037)	(474,751)	74,047	(354,702)
Net assets at beginning of year	7,335,995	3,407,004	11,530,368	616,779	5,231,577
Net assets at end of year	$6,923,643	$3,968,111	$14,197,243	$681,131	$5,338,817

Accumulation unit activity
Units outstanding at beginning of year	3,859,422	927,833	3,143,989	568,690	3,879,433
Units purchased	276,431	23,677	122,260	93,086	179,925
Units redeemed	(418,041)	(142,122)	(254,310)	(25,910)	(448,024)
Units outstanding at end of year	3,717,812	809,388	3,011,939	635,866	3,611,334

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	43

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3	Col VP US Govt Mtge, Cl 3
Operations
Investment income (loss) — net	$(5,759)	$(6,238)	$(3,754)	$(7,933)	$19,753
Net realized gain (loss) on sales of investments	100,963	120,845	38,965	172,078	1,620
Distributions from capital gains	—	—	—	—	23,544
Net change in unrealized appreciation or depreciation of investments	102,173	53,244	191,256	176,195	(69,638)
Net increase (decrease) in net assets resulting from operations	197,377	167,851	226,467	340,340	(24,721)

Contract transactions
Contract purchase payments	19,974	32,960	24,825	42,477	66,799
Net transfers(1)	264,010	61,667	(18,214)	43,826	14,957
Transfers for policy loans	(243,807)	(10,651)	27,749	(300,636)	8,328
Policy charges	(13,277)	(22,647)	(16,544)	(30,927)	(73,703)
Contract terminations:
Surrender benefits	(5,783)	(99,031)	(32,605)	(15,891)	(35,552)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	21,117	(37,702)	(14,789)	(261,151)	(19,171)
Net assets at beginning of year	709,597	1,121,589	726,461	1,182,146	1,435,270
Net assets at end of year	$928,091	$1,251,738	$938,139	$1,261,335	$1,391,378

Accumulation unit activity
Units outstanding at beginning of year	264,242	243,743	229,256	328,163	1,039,546
Units purchased	97,693	20,388	14,141	18,471	73,718
Units redeemed	(85,599)	(19,611)	(19,414)	(79,362)	(86,258)
Units outstanding at end of year	276,336	244,520	223,983	267,272	1,027,006

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

44	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl B
Operations
Investment income (loss) — net	$15,951	$1,054	$(6,375)	$755	$3,764
Net realized gain (loss) on sales of investments	(20,001)	(4,056)	58,459	7,799	1,500
Distributions from capital gains	—	13,841	—	7,409	—
Net change in unrealized appreciation or depreciation of investments	86,207	14,616	238,672	(7,643)	23,098
Net increase (decrease) in net assets resulting from operations	82,157	25,455	290,756	8,320	28,362

Contract transactions
Contract purchase payments	20,704	26,790	28,360	5,662	20,792
Net transfers(1)	(411)	36,062	147,992	(15,828)	(8,215)
Transfers for policy loans	50	(1,243)	(26,038)	—	(369)
Policy charges	(6,196)	(22,609)	(15,457)	(766)	(8,472)
Contract terminations:
Surrender benefits	(1,258)	(27,003)	(71,381)	(46,645)	—
Death benefits	—	—	(5,289)	—	—
Increase (decrease) from contract transactions	12,889	11,997	58,187	(57,577)	3,736
Net assets at beginning of year	295,770	682,453	918,540	123,519	233,319
Net assets at end of year	$390,816	$719,905	$1,267,483	$74,262	$265,417

Accumulation unit activity
Units outstanding at beginning of year	510,120	429,057	266,898	94,146	199,180
Units purchased	97,187	39,212	36,407	3,976	16,138
Units redeemed	(116,238)	(31,669)	(29,973)	(47,619)	(13,568)
Units outstanding at end of year	491,069	436,600	273,332	50,503	201,750

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	45

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Mid Cap, Serv Cl	Fid VIP Overseas, Serv Cl
Operations
Investment income (loss) — net	$29,543	$(31,875)	$78,469	$(11,855)	$(4,323)
Net realized gain (loss) on sales of investments	(1,893)	295,153	80,373	155,475	42,441
Distributions from capital gains	—	792,424	210,698	1,042,943	129,700
Net change in unrealized appreciation or depreciation of investments	10,043	423,015	633,232	225,691	125,151
Net increase (decrease) in net assets resulting from operations	37,693	1,478,717	1,002,772	1,412,254	292,969

Contract transactions
Contract purchase payments	29,788	183,591	134,735	144,115	55,358
Net transfers(1)	39,870	(167,293)	(14,110)	(140,916)	(27,059)
Transfers for policy loans	6,596	(16,004)	(4,932)	(20,580)	20,657
Policy charges	(19,273)	(100,379)	(161,332)	(200,054)	(45,537)
Contract terminations:
Surrender benefits	(118,426)	(379,030)	(67,974)	(189,761)	(54,768)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(61,445)	(479,115)	(113,613)	(407,196)	(51,349)
Net assets at beginning of year	1,276,266	5,735,955	4,071,485	5,875,136	1,591,335
Net assets at end of year	$1,252,514	$6,735,557	$4,960,644	$6,880,194	$1,832,955

Accumulation unit activity
Units outstanding at beginning of year	895,047	1,641,881	1,146,596	1,205,136	663,125
Units purchased	68,879	78,636	36,664	26,979	30,924
Units redeemed	(136,761)	(206,926)	(69,251)	(98,358)	(50,232)
Units outstanding at end of year	827,165	1,513,591	1,114,009	1,133,757	643,817

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

46	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst
Operations
Investment income (loss) — net	$8,941	$13,913	$44,020	$14,864	$(4,857)
Net realized gain (loss) on sales of investments	11,024	1,432	(291)	9,222	159,172
Distributions from capital gains	56,835	—	—	78,343	901,151
Net change in unrealized appreciation or depreciation of investments	495,092	34,393	254,517	503,155	620,926
Net increase (decrease) in net assets resulting from operations	571,892	49,738	298,246	605,584	1,676,392

Contract transactions
Contract purchase payments	108,978	12,272	78,586	88,831	169,423
Net transfers(1)	71,279	2,393	(38,080)	155,873	(127,751)
Transfers for policy loans	5,050	(3,567)	(3,670)	(92,863)	17,744
Policy charges	(76,576)	(8,016)	(31,021)	(68,098)	(151,148)
Contract terminations:
Surrender benefits	(63,861)	(77)	(61,155)	(53,568)	(395,723)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	44,870	3,005	(55,340)	30,175	(487,455)
Net assets at beginning of year	2,127,311	308,714	1,607,135	2,456,341	5,803,758
Net assets at end of year	$2,744,073	$361,457	$1,850,041	$3,092,100	$6,992,695

Accumulation unit activity
Units outstanding at beginning of year	898,340	252,257	704,588	682,647	1,563,732
Units purchased	100,957	25,457	32,009	60,632	60,772
Units redeemed	(59,599)	(24,143)	(46,327)	(51,127)	(184,959)
Units outstanding at end of year	939,698	253,571	690,270	692,152	1,439,545

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	47

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Bal Risk Alloc, Ser II
Operations
Investment income (loss) — net	$402	$(1,172)	$8,350	$(4,992)	$7,492
Net realized gain (loss) on sales of investments	344	10,593	91,722	23,020	654
Distributions from capital gains	—	128,592	698,958	90,467	9,759
Net change in unrealized appreciation or depreciation of investments	634	(21,130)	(47,204)	(26,621)	6,352
Net increase (decrease) in net assets resulting from operations	1,380	116,883	751,826	81,874	24,257

Contract transactions
Contract purchase payments	1,955	13,816	79,499	10,472	8,204
Net transfers(1)	6,191	(1,693)	(51,786)	(7,604)	6,223
Transfers for policy loans	(8)	(22,884)	(69,627)	1,867	9,029
Policy charges	(310)	(13,482)	(64,907)	(24,469)	(1,934)
Contract terminations:
Surrender benefits	(5,599)	(5,851)	(129,533)	(22,155)	(3,683)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	2,229	(30,094)	(236,354)	(41,889)	17,839
Net assets at beginning of year	40,499	515,157	2,716,847	736,992	280,359
Net assets at end of year	$44,108	$601,946	$3,232,319	$776,977	$322,455

Accumulation unit activity
Units outstanding at beginning of year	39,626	121,290	685,379	205,009	207,239
Units purchased	7,637	3,229	16,600	3,330	28,702
Units redeemed	(5,831)	(10,274)	(70,229)	(14,092)	(17,402)
Units outstanding at end of year	41,432	114,245	631,750	194,247	218,539

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

48	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I	Invesco VI EQV Intl Eq, Ser II
Operations
Investment income (loss) — net	$4,057	$(21,748)	$(5,820)	$18,363	$6,310
Net realized gain (loss) on sales of investments	6,235	166,139	15,183	16,613	34,798
Distributions from capital gains	—	250,140	117,860	4,352	85,012
Net change in unrealized appreciation or depreciation of investments	86,705	2,199,474	51,470	146,045	(63,804)
Net increase (decrease) in net assets resulting from operations	96,997	2,594,005	178,693	185,373	62,316

Contract transactions
Contract purchase payments	9,591	346,869	37,261	17,783	39,581
Net transfers(1)	41,012	(305,917)	9,239	16,621	2,593
Transfers for policy loans	3,147	(68,140)	6,329	8,774	(808)
Policy charges	(4,432)	(420,424)	(19,940)	(15,748)	(22,783)
Contract terminations:
Surrender benefits	(2,328)	(404,903)	(15,358)	(73,038)	(68,212)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	46,990	(852,515)	17,531	(45,608)	(49,629)
Net assets at beginning of year	297,153	10,146,027	961,051	1,031,090	1,239,821
Net assets at end of year	$441,140	$11,887,517	$1,157,275	$1,170,855	$1,252,508

Accumulation unit activity
Units outstanding at beginning of year	128,530	2,426,718	636,300	490,189	549,619
Units purchased	15,547	74,891	37,263	19,900	33,428
Units redeemed	(9,529)	(254,021)	(26,674)	(36,661)	(62,512)
Units outstanding at end of year	134,548	2,247,588	646,889	473,428	520,535

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	49

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Janus Henderson VIT Enter, Serv
Operations
Investment income (loss) — net	$(12,465)	$67,851	$(3,593)	$(8,257)	$(2,643)
Net realized gain (loss) on sales of investments	223,264	(10,861)	56,957	98,333	40,780
Distributions from capital gains	130,255	—	117,138	124,890	79,553
Net change in unrealized appreciation or depreciation of investments	(1,633)	(131,796)	170,089	(50,303)	12,155
Net increase (decrease) in net assets resulting from operations	339,421	(74,806)	340,591	164,663	129,845

Contract transactions
Contract purchase payments	115,658	59,209	80,593	24,182	14,200
Net transfers(1)	(168,020)	55,059	(1,095)	15,371	(17,998)
Transfers for policy loans	(352,587)	14,840	4,698	7,660	(16,548)
Policy charges	(28,940)	(44,296)	(27,672)	(25,110)	(14,563)
Contract terminations:
Surrender benefits	(49,401)	(73,539)	(57,786)	(28,006)	(40,272)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(483,290)	11,273	(1,262)	(5,903)	(75,181)
Net assets at beginning of year	2,338,414	1,835,192	1,566,446	1,184,496	834,883
Net assets at end of year	$2,194,545	$1,771,659	$1,905,775	$1,343,256	$889,547

Accumulation unit activity
Units outstanding at beginning of year	734,205	1,149,791	521,008	188,450	145,007
Units purchased	65,161	90,027	43,061	28,673	2,711
Units redeemed	(249,629)	(84,383)	(55,699)	(32,038)	(18,388)
Units outstanding at end of year	549,737	1,155,435	508,370	185,085	129,330

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

50	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl
Operations
Investment income (loss) — net	$(11,835)	$9,003	$(3,899)	$673	$(17,506)
Net realized gain (loss) on sales of investments	228,877	29,283	39,359	1,330	80,801
Distributions from capital gains	353,261	—	34,380	—	419,845
Net change in unrealized appreciation or depreciation of investments	(143,355)	194,175	46,898	1,300	227,010
Net increase (decrease) in net assets resulting from operations	426,948	232,461	116,738	3,303	710,150

Contract transactions
Contract purchase payments	48,641	71,302	31,000	589	55,353
Net transfers(1)	(319,729)	(15,579)	(11,258)	(10,233)	28,621
Transfers for policy loans	13,667	(16,490)	(1,502)	(3,406)	(5,113)
Policy charges	(42,988)	(56,292)	(12,397)	(779)	(66,076)
Contract terminations:
Surrender benefits	(85,676)	(55,231)	(37,238)	—	(65,078)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(386,085)	(72,290)	(31,395)	(13,829)	(52,293)
Net assets at beginning of year	2,770,254	1,854,940	611,904	40,157	2,916,629
Net assets at end of year	$2,811,117	$2,015,111	$697,247	$29,631	$3,574,486

Accumulation unit activity
Units outstanding at beginning of year	446,449	848,979	151,557	30,233	1,318,723
Units purchased	8,171	48,589	8,087	415	47,134
Units redeemed	(95,219)	(83,332)	(17,039)	(10,786)	(72,628)
Units outstanding at end of year	359,401	814,236	142,605	19,862	1,293,229

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	51

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT US Eq Index PW Strat, Cl S
Operations
Investment income (loss) — net	$(14,751)	$11,459	$(13,742)	$6,464	$31
Net realized gain (loss) on sales of investments	130,931	22,322	273,490	415	106
Distributions from capital gains	506,115	38,126	821,998	—	1,837
Net change in unrealized appreciation or depreciation of investments	(591,438)	67,133	(1,269,722)	68,078	1,839
Net increase (decrease) in net assets resulting from operations	30,857	139,040	(187,976)	74,957	3,813

Contract transactions
Contract purchase payments	70,316	54,479	57,345	12,523	2,511
Net transfers(1)	(135,005)	(31,197)	(316,541)	(15,117)	7,165
Transfers for policy loans	22,800	(4,492)	(282,569)	6,134	—
Policy charges	(53,270)	(45,072)	(35,166)	(8,627)	(925)
Contract terminations:
Surrender benefits	(29,710)	(33,552)	(9,007)	(5,070)	(84)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(124,869)	(59,834)	(585,938)	(10,157)	8,667
Net assets at beginning of year	2,823,453	1,083,496	2,293,053	335,041	18,843
Net assets at end of year	$2,729,441	$1,162,702	$1,519,139	$399,841	$31,323

Accumulation unit activity
Units outstanding at beginning of year	493,454	340,176	265,755	230,423	16,202
Units purchased	25,973	23,508	8,655	30,137	7,649
Units redeemed	(46,549)	(35,265)	(90,996)	(43,220)	(736)
Units outstanding at end of year	472,878	328,419	183,414	217,340	23,115

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

52	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB
Operations
Investment income (loss) — net	$113,537	$4,619	$7,347	$17,600	$1,193
Net realized gain (loss) on sales of investments	45,236	511	10,567	(7,342)	5,417
Distributions from capital gains	—	17,896	104,048	—	6,309
Net change in unrealized appreciation or depreciation of investments	(2,107)	(27,955)	106,617	4,587	709
Net increase (decrease) in net assets resulting from operations	156,666	(4,929)	228,579	14,845	13,628

Contract transactions
Contract purchase payments	47,701	4,429	26,524	11,405	4,415
Net transfers(1)	(146,292)	136,831	13,627	(70,257)	(6,628)
Transfers for policy loans	(251,681)	(91)	(321)	(5,917)	(52)
Policy charges	(22,128)	(4,436)	(21,446)	(13,572)	(3,361)
Contract terminations:
Surrender benefits	(88,184)	(2,432)	(51,297)	(37,482)	(14,508)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(460,584)	134,301	(32,913)	(115,823)	(20,134)
Net assets at beginning of year	1,123,497	296,820	1,243,252	428,879	173,275
Net assets at end of year	$819,579	$426,192	$1,438,918	$327,901	$166,769

Accumulation unit activity
Units outstanding at beginning of year	649,051	237,378	304,628	146,503	79,868
Units purchased	29,258	125,566	19,134	3,845	4,588
Units redeemed	(294,037)	(13,920)	(25,888)	(42,201)	(11,174)
Units outstanding at end of year	384,272	349,024	297,874	108,147	73,282

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	53

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Put VT Sus Leaders, Cl IA	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S
Operations
Investment income (loss) — net	$(71,649)	$(16,156)	$(875)	$263	$14,235
Net realized gain (loss) on sales of investments	501,951	73,361	(3,519)	28,640	1,078
Distributions from capital gains	1,276,342	104,185	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,130,279	407,864	(6,290)	333,512	(33,552)
Net increase (decrease) in net assets resulting from operations	2,836,923	569,254	(10,684)	362,415	(18,239)

Contract transactions
Contract purchase payments	275,800	70,606	10,832	88,633	5,094
Net transfers(1)	(238,335)	(74,334)	(2,672)	(62,562)	19,233
Transfers for policy loans	(71,719)	(25,576)	(2,522)	2,325	(67)
Policy charges	(391,285)	(82,852)	(4,122)	(65,739)	(1,549)
Contract terminations:
Surrender benefits	(734,679)	(68,186)	(3,648)	(62,213)	(1,803)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(1,160,218)	(180,342)	(2,132)	(99,556)	20,908
Net assets at beginning of year	12,946,023	2,010,262	199,638	1,718,296	141,901
Net assets at end of year	$14,622,728	$2,399,174	$186,822	$1,981,155	$144,570

Accumulation unit activity
Units outstanding at beginning of year	2,247,819	519,160	208,876	758,309	92,263
Units purchased	43,861	15,426	13,529	35,086	23,468
Units redeemed	(224,645)	(54,997)	(16,385)	(72,386)	(5,726)
Units outstanding at end of year	2,067,035	479,589	206,020	721,009	110,005

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

54	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2
Operations
Investment income (loss) — net	$(76,900)	$(125,297)	$(4,526)	$(3,735)	$(769)
Net realized gain (loss) on sales of investments	1,966,410	571,071	68,302	10,666	905
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,454,951	3,071,511	(49,557)	5,670	2,569
Net increase (decrease) in net assets resulting from operations	3,344,461	3,517,285	14,219	12,601	2,705

Contract transactions
Contract purchase payments	1,043,873	726,484	53,510	47,461	—
Net transfers(1)	536,123	(356,491)	5,503	—	25,890
Transfers for policy loans	(70,997)	65,685	(1,733)	38	—
Policy charges	(387,940)	(396,881)	(38,771)	(36,840)	(2,310)
Contract terminations:
Surrender benefits	(861,917)	(510,859)	(275,075)	(28,308)	(397)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	259,142	(472,062)	(256,566)	(17,649)	23,183
Net assets at beginning of year	21,679,137	23,319,543	875,562	600,761	116,846
Net assets at end of year	$25,282,740	$26,364,766	$633,215	$595,713	$142,734

Accumulation unit activity
Units outstanding at beginning of year	10,139,429	10,695,078	579,009	395,352	91,844
Units purchased	2,332,682	326,565	183,543	30,335	28,269
Units redeemed	(1,890,635)	(508,469)	(345,998)	(42,042)	(9,347)
Units outstanding at end of year	10,581,476	10,513,174	416,554	383,645	110,766

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	55

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Operations
Investment income (loss) — net	$(978)	$(6,673)	$(6,931)	$(165,300)	$(200,922)
Net realized gain (loss) on sales of investments	1,491	11,195	24,408	2,499,972	919,156
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	8,170	231,949	146,209	37,936	2,420,191
Net increase (decrease) in net assets resulting from operations	8,683	236,471	163,686	2,372,608	3,138,425

Contract transactions
Contract purchase payments	1,119	66,256	73,314	1,335,041	1,516,217
Net transfers(1)	17,387	26,245	225,177	437,052	42,068
Transfers for policy loans	(1,154)	4,411	85	(58,985)	(181,714)
Policy charges	(5,803)	(19,008)	(66,709)	(920,764)	(1,402,601)
Contract terminations:
Surrender benefits	(7,845)	(3,625)	(13,703)	(1,105,367)	(1,077,911)
Death benefits	—	—	—	(16,574)	(11,199)
Increase (decrease) from contract transactions	3,704	74,279	218,164	(329,597)	(1,115,140)
Net assets at beginning of year	162,798	2,035,394	1,765,255	28,331,476	37,193,595
Net assets at end of year	$175,185	$2,346,144	$2,147,105	$30,374,487	$39,216,880

Accumulation unit activity
Units outstanding at beginning of year	124,236	1,439,040	1,278,695	15,046,682	19,863,405
Units purchased	14,032	64,536	217,051	3,619,663	1,023,555
Units redeemed	(10,794)	(16,476)	(59,705)	(3,502,136)	(1,526,634)
Units outstanding at end of year	127,474	1,487,100	1,436,041	15,164,209	19,360,326

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

56	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Operations
Investment income (loss) — net	$(196,274)	$(321,236)	$(14,666)	$(18,448)	$(2,479)
Net realized gain (loss) on sales of investments	3,821,854	1,899,702	256,831	303,970	26,513
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,189,108	5,725,058	(121,157)	(91,467)	97,067
Net increase (decrease) in net assets resulting from operations	4,814,688	7,303,524	121,008	194,055	121,101

Contract transactions
Contract purchase payments	2,195,886	2,214,768	162,743	155,122	9,732
Net transfers(1)	247,980	(591,851)	250,639	(1,084,712)	(28,635)
Transfers for policy loans	(1,138,746)	176,454	17,979	41,494	1,307
Policy charges	(1,002,542)	(1,271,003)	(173,700)	(178,550)	(5,837)
Contract terminations:
Surrender benefits	(1,013,957)	(3,167,583)	(187,116)	(98,017)	(7,667)
Death benefits	(187,897)	—	—	—	—
Increase (decrease) from contract transactions	(899,276)	(2,639,215)	70,545	(1,164,663)	(31,100)
Net assets at beginning of year	40,777,419	62,979,014	2,378,069	4,183,549	438,159
Net assets at end of year	$44,692,831	$67,643,323	$2,569,622	$3,212,941	$528,160

Accumulation unit activity
Units outstanding at beginning of year	20,341,791	30,762,638	1,395,930	2,518,057	140,273
Units purchased	4,434,078	1,140,515	581,708	142,003	3,703
Units redeemed	(4,637,903)	(2,374,669)	(552,421)	(828,425)	(13,736)
Units outstanding at end of year	20,137,966	29,528,484	1,425,217	1,831,635	130,240

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	57

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Ptnrs Sm Cap Val, Cl 3	Wanger Acorn	Wanger Intl
Operations
Investment income (loss) — net	$(3,730)	$16,465	$1,069
Net realized gain (loss) on sales of investments	42,357	21,766	60,483
Distributions from capital gains	—	243,861	85,873
Net change in unrealized appreciation or depreciation of investments	99,056	312,432	784,057
Net increase (decrease) in net assets resulting from operations	137,683	594,524	931,482

Contract transactions
Contract purchase payments	36,915	181,565	198,977
Net transfers(1)	85,348	(176,970)	(169,492)
Transfers for policy loans	(43,814)	4,409	(9,243)
Policy charges	(16,172)	(162,462)	(125,326)
Contract terminations:
Surrender benefits	(24,285)	(177,479)	(136,670)
Death benefits	—	—	—
Increase (decrease) from contract transactions	37,992	(330,937)	(241,754)
Net assets at beginning of year	609,650	7,196,336	5,226,508
Net assets at end of year	$785,325	$7,459,923	$5,916,236

Accumulation unit activity
Units outstanding at beginning of year	203,310	1,353,979	1,718,695
Units purchased	30,036	34,219	72,061
Units redeemed	(23,331)	(95,024)	(123,430)
Units outstanding at end of year	210,015	1,293,174	1,667,326

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

58	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Notes to Financial Statements

1.  ORGANIZATION

RiverSource of New York Account 8 (the Account) was established under New York law as a segregated asset account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Department of Financial Services.

The Account is used as a funding vehicle for RiverSource® Variable Second-To-Die Life Insurance (V2D) policies issued by RiverSource Life of NY.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund offered through V2D policies and the corresponding division name are provided below. There are various other divisions offered in the Account that are not available under V2D policies. Each division is comprised of subaccounts. Individual variable life insurance policies invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2022, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period. These financial statements are of the Divisions of the Account offered through V2D.

Division	Fund
AB VPS Dyn Asset Alloc, Cl B	AB VPS Dynamic Asset Allocation Portfolio (Class B)
AB VPS Gro & Inc, Cl B	AB VPS Growth and Income Portfolio (Class B) (renamed to AB VPS Relative Value Portfolio (Class B) effective sometime during the second quarter of 2023)
AB VPS Intl Val, Cl B	AB VPS International Value Portfolio (Class B)
AB VPS Lg Cap Gro, Cl B	AB VPS Large Cap Growth Portfolio (Class B)
Allspg VT Intl Eq, Cl 2	Allspring VT International Equity Fund – Class 2
Allspg VT Opp, Cl 2	Allspring VT Opportunity Fund – Class 2
Allspg VT Sm Cap Gro, Cl 2	Allspring VT Small Cap Growth Fund – Class 2
ALPS Alerian Engy Infr, Class III	ALPS/Alerian Energy Infrastructure Portfolio: Class III
AC VP Intl, Cl I	American Century VP International, Class I
AC VP Val, Cl I	American Century VP Value, Class I
BlackRock Global Alloc, Cl III	BlackRock Global Allocation V.I. Fund (Class III)
Calvert VP SRI Bal, Cl I	Calvert VP SRI Balanced Portfolio – Class I
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3)
Col VP Global Strategic Inc, Cl 3	Columbia Variable Portfolio – Global Strategic Income Fund (Class 3)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Limited Duration Cr, Cl 2	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2)
Col VP Overseas Core, Cl 3	Columbia Variable Portfolio – Overseas Core Fund (Class 3)
Col VP Select Lg Cap Val, Cl 3	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 3)
Col VP Select Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 3) (previously Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3))
Col VP Select Mid Cap Val, Cl 3	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 3)
Col VP Select Sm Cap Val, Cl 3	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 3)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
CS Commodity Return	Credit Suisse Trust – Commodity Return Strategy Portfolio
CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 3)
CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP® – Victory Sycamore Established Value Fund (Class 3)
Del Ivy VIP Asset Strategy, Cl II	Delaware Ivy VIP Asset Strategy, Class II
DWS Alt Asset Alloc VIP, Cl B	DWS Alternative Asset Allocation VIP, Class B
EV VT Floating-Rate Inc, Init Cl	Eaton Vance VT Floating-Rate Income Fund – Initial Class
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP ContrafundSM Portfolio Service Class 2
Fid VIP Gro & Inc, Serv Cl	Fidelity® VIP Growth & Income Portfolio Service Class
Fid VIP Mid Cap, Serv Cl	Fidelity® VIP Mid Cap Portfolio Service Class
Fid VIP Overseas, Serv Cl	Fidelity® VIP Overseas Portfolio Service Class
Frank Global Real Est, Cl 2	Franklin Global Real Estate VIP Fund – Class 2

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	59

Division	Fund
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2
Frank Mutual Shares, Cl 2	Franklin Mutual Shares VIP Fund – Class 2
Frank Sm Cap Val, Cl 2	Franklin Small Cap Value VIP Fund – Class 2
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares
GS VIT Multi-Strategy Alt, Advisor	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares
GS VIT Sm Cap Eq Insights, Inst	Goldman Sachs VIT Small Cap Equity Insights Fund – Institutional Shares
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares
Invesco VI Am Fran, Ser I	Invesco V.I. American Franchise Fund, Series I Shares
Invesco VI Bal Risk Alloc, Ser II	Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares
Invesco VI Core Eq, Ser I	Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Dis Mid Cap Gro, Ser I	Invesco V.I. Discovery Mid Cap Growth Fund, Series I Shares
Invesco VI Div Divd, Ser I	Invesco V.I. Diversified Dividend Fund, Series I Shares
Invesco VI EQV Intl Eq, Ser II	Invesco V.I. EQV International Equity Fund, Series II Shares (previously Invesco V.I. International Growth Fund, Series II Shares)
Invesco VI Global, Ser II	Invesco V.I. Global Fund, Series II Shares
Invesco VI Gbl Strat Inc, Ser II	Invesco V.I. Global Strategic Income Fund, Series II Shares
Invesco VI Mn St Sm Cap, Ser II	Invesco V.I. Main Street Small Cap Fund®, Series II Shares
Invesco VI Tech, Ser I	Invesco V.I. Technology Fund, Series I Shares
Janus Henderson VIT Enter, Serv	Janus Henderson VIT Enterprise Portfolio: Service Shares
Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Global Technology and Innovation Portfolio: Service Shares
Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Overseas Portfolio: Service Shares
Janus Henderson VIT Res, Serv	Janus Henderson VIT Research Portfolio: Service Shares
Lazard Ret Global Dyn MA, Serv	Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares
MFS Mass Inv Gro Stock, Serv Cl	MFS® Massachusetts Investors Growth Stock Portfolio – Service Class
MFS New Dis, Serv Cl	MFS® New Discovery Series – Service Class
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Dis, Cl II	Morgan Stanley VIF Discovery Portfolio, Class II Shares
MS VIF Global Real Est, Cl II	Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares
NB AMT US Eq Index PW Strat, Cl S	Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Total Return Portfolio, Advisor Class
Put VT Global Hlth Care, Cl IB	Putnam VT Global Health Care Fund – Class IB Shares
Put VT Hi Yield, Cl IB	Putnam VT High Yield Fund – Class IB Shares
Put VT Intl Eq, Cl IB	Putnam VT International Equity Fund – Class IB Shares
Put VT Sus Leaders, Cl IA	Putnam VT Sustainable Leaders Fund – Class IA Shares
Royce Micro-Cap, Invest Cl	Royce Capital Fund – Micro-Cap Portfolio, Investment Class
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2
Third Ave VST Third Ave Value	Third Avenue VST Third Avenue Value Portfolio
VanEck VIP Global Gold, Cl S	VanEck VIP Global Gold Fund (Class S Shares)
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP Man Vol Conserv, Cl 2	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
VP Man Vol Conserv Gro, Cl 2	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
VP Man Vol Gro, Cl 2	Variable Portfolio – Managed Volatility Growth Fund (Class 2)
VP Man Vol Mod Gro, Cl 2	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP Ptnrs Core Eq, Cl 3	Variable Portfolio – Partners Core Equity Fund (Class 3)
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
Wanger Acorn	Wanger Acorn (previously Wanger USA)
Wanger Intl	Wanger International

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.

RiverSource Life of NY serves as issuer of the policy.

60	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended December 31, 2022.

Federal Income Taxes

RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3.  VARIABLE ACCOUNT EXPENSES

For V2D policies, RiverSource Life of NY deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.90% of the average daily net assets of each subaccount.

4.  POLICY CHARGES

A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which RiverSource Life of NY is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

A policy fee is deducted each month to reimburse RiverSource Life of NY for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies.

RiverSource Life of NY deducts a premium expense charge from each premium payment. It partially compensates RiverSource Life of NY for expenses associated with administering and distributing the policy, including the agents’ compensation, advertising and printing the prospectus and sales literature. It also compensates RiverSource Life of NY for paying premium taxes imposed by the state of New York.

Each month RiverSource Life of NY deducts charges for any optional insurance benefits added to the policy by rider.

This product may also charge a death benefit guarantee charge.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	61

5.  SURRENDER CHARGES

RiverSource Life of NY may assess a surrender charge to help it recover certain expenses related to the issuance of the policy. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from surrender benefits paid by RiverSource Life of NY. Charges by RiverSource Life of NY for surrenders are not identified on an individual division basis.

6.  RELATED PARTY TRANSACTIONS

RiverSource Life of NY is a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

7.  INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended December 31, 2022 were as follows:

Division	Purchases
AB VPS Dyn Asset Alloc, Cl B	$159
AB VPS Gro & Inc, Cl B	504,546
AB VPS Intl Val, Cl B	232,803
AB VPS Lg Cap Gro, Cl B	518,261
Allspg VT Intl Eq, Cl 2	81,489
Allspg VT Opp, Cl 2	289,936
Allspg VT Sm Cap Gro, Cl 2	381,363
ALPS Alerian Engy Infr, Class III	134,284
AC VP Intl, Cl I	151,223
AC VP Val, Cl I	623,889
BlackRock Global Alloc, Cl III	55,103
Calvert VP SRI Bal, Cl I	306,283
Col VP Bal, Cl 3	382,971
Col VP Disciplined Core, Cl 3	247,949
Col VP Divd Opp, Cl 3	495,533
Col VP Emer Mkts, Cl 3	787,871
Col VP Global Strategic Inc, Cl 3	106,961
Col VP Govt Money Mkt, Cl 3	627,945
Col VP Hi Yield Bond, Cl 3	209,413
Col VP Inc Opp, Cl 3	135,256
Col VP Inter Bond, Cl 3	426,437
Col VP Lg Cap Gro, Cl 3	204,044
Col VP Lg Cap Index, Cl 3	673,389
Col VP Limited Duration Cr, Cl 2	1,729,438
Col VP Overseas Core, Cl 3	477,254
Col VP Select Lg Cap Val, Cl 3	95,567
Col VP Select Mid Cap Gro, Cl 3	111,848
Col VP Select Mid Cap Val, Cl 3	36,004
Col VP Select Sm Cap Val, Cl 3	40,119
Col VP US Govt Mtge, Cl 3	82,002
CS Commodity Return	212,857
CTIVP BR Gl Infl Prot Sec, Cl 3	82,485
CTIVP Vty Sycamore Estb Val, Cl 3	81,474
Del Ivy VIP Asset Strategy, Cl II	8,899
DWS Alt Asset Alloc VIP, Cl B	45,187
EV VT Floating-Rate Inc, Init Cl	281,147
Fid VIP Contrafund, Serv Cl 2	559,452
Fid VIP Gro & Inc, Serv Cl	247,441
Fid VIP Mid Cap, Serv Cl	513,753
Fid VIP Overseas, Serv Cl	89,513

Division	Purchases
Frank Global Real Est, Cl 2	$367,179
Frank Inc, Cl 2	117,801
Frank Mutual Shares, Cl 2	289,455
Frank Sm Cap Val, Cl 2	676,900
GS VIT Mid Cap Val, Inst	1,138,677
GS VIT Multi-Strategy Alt, Advisor	4,853
GS VIT Sm Cap Eq Insights, Inst	21,857
GS VIT U.S. Eq Insights, Inst	130,527
Invesco VI Am Fran, Ser I	163,613
Invesco VI Bal Risk Alloc, Ser II	65,106
Invesco VI Comstock, Ser II	73,469
Invesco VI Core Eq, Ser I	1,719,540
Invesco VI Dis Mid Cap Gro, Ser I	267,777
Invesco VI Div Divd, Ser I	310,571
Invesco VI EQV Intl Eq, Ser II	178,483
Invesco VI Global, Ser II	408,572
Invesco VI Gbl Strat Inc, Ser II	106,217
Invesco VI Mn St Sm Cap, Ser II	348,520
Invesco VI Tech, Ser I	518,005
Janus Henderson VIT Enter, Serv	145,029
Janus Hend VIT Gbl Tech Innov, Srv	488,927
Janus Henderson VIT Overseas, Serv	107,443
Janus Henderson VIT Res, Serv	165,786
Lazard Ret Global Dyn MA, Serv	5,255
MFS Mass Inv Gro Stock, Serv Cl	451,663
MFS New Dis, Serv Cl	818,329
MFS Utilities, Serv Cl	152,971
MS VIF Dis, Cl II	476,217
MS VIF Global Real Est, Cl II	53,818
NB AMT US Eq Index PW Strat, Cl S	7,205
PIMCO VIT All Asset, Advisor Cl	150,456
PIMCO VIT Tot Return, Advisor Cl	48,776
Put VT Global Hlth Care, Cl IB	221,482
Put VT Hi Yield, Cl IB	35,586
Put VT Intl Eq, Cl IB	23,067
Put VT Sus Leaders, Cl IA	1,810,613
Royce Micro-Cap, Invest Cl	657,727
Temp Global Bond, Cl 2	18,186
Third Ave VST Third Ave Value	217,375
VanEck VIP Global Gold, Cl S	20,806

62	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

Division	Purchases
VP Aggr, Cl 2	$2,820,280
VP Aggr, Cl 4	1,107,252
VP Conserv, Cl 2	245,473
VP Conserv, Cl 4	77,001
VP Man Vol Conserv, Cl 2	—
VP Man Vol Conserv Gro, Cl 2	951
VP Man Vol Gro, Cl 2	113,996
VP Man Vol Mod Gro, Cl 2	76,357
VP Mod, Cl 2	2,362,381

Division	Purchases
VP Mod, Cl 4	$1,247,910
VP Mod Aggr, Cl 2	4,328,384
VP Mod Aggr, Cl 4	1,510,466
VP Mod Conserv, Cl 2	123,033
VP Mod Conserv, Cl 4	284,847
VP Ptnrs Core Eq, Cl 3	42,886
VP Ptnrs Sm Cap Val, Cl 3	19,592
Wanger Acorn	2,173,352
Wanger Intl	1,201,612

8.  FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Dyn Asset Alloc, Cl B
2022	—	$1.25	to	$1.08	$0	2.56%	0.00%	to	0.90%	(18.68%)		to	(19.40%)
2021	—	$1.54	to	$1.34	$1	1.56%	0.00%	to	0.90%	9.28%		to	8.30%
2020	—	$1.41	to	$1.24	$0	1.45%	0.00%	to	0.90%	4.87%		to	3.92%
2019	—	$1.34	to	$1.19	$0	1.82%	0.00%	to	0.90%	15.24%		to	14.21%
2018	—	$1.16	to	$1.05	$0	1.60%	0.00%	to	0.90%	(7.35%)		to	(8.18%)
AB VPS Gro & Inc, Cl B
2022	698	$1.10	to	$3.86	$2,531	1.10%	0.20%	to	0.90%	10.30	%(8)	to	(5.27%)
2021	721	$2.35	to	$4.07	$2,756	0.64%	0.30%	to	0.90%	27.45%		to	26.69%
2020	761	$1.85	to	$3.21	$2,331	1.33%	0.30%	to	0.90%	2.17%		to	1.55%
2019	783	$1.81	to	$3.17	$2,337	1.03%	0.30%	to	0.90%	23.24%		to	22.50%
2018	821	$1.47	to	$2.58	$2,042	0.76%	0.30%	to	0.90%	(6.13%)		to	(6.69%)
AB VPS Intl Val, Cl B
2022	1,516	$1.18	to	$1.58	$2,447	4.22%	0.20%	to	0.90%	18.83	%(8)	to	(14.57%)
2021	1,523	$1.32	to	$1.84	$2,868	1.72%	0.30%	to	0.90%	10.52%		to	9.86%
2020	1,530	$1.19	to	$1.68	$2,626	1.55%	0.30%	to	0.90%	1.90%		to	1.30%
2019	1,608	$1.17	to	$1.66	$2,711	0.81%	0.30%	to	0.90%	16.44%		to	15.74%
2018	1,729	$1.01	to	$1.43	$2,471	1.09%	0.30%	to	0.90%	(23.21%)		to	(23.67%)
AB VPS Lg Cap Gro, Cl B
2022	392	$3.90	to	$3.76	$1,723	—	0.00%	to	0.90%	(28.69%)		to	(29.33%)
2021	350	$5.47	to	$5.32	$2,208	—	0.00%	to	0.90%	28.65%		to	27.50%
2020	410	$4.25	to	$4.17	$2,022	—	0.00%	to	0.90%	35.15%		to	33.94%
2019	357	$3.15	to	$3.11	$1,282	—	0.00%	to	0.90%	34.37%		to	33.16%
2018	292	$2.34	to	$2.34	$780	—	0.00%	to	0.90%	2.32%		to	1.40%
Allspg VT Intl Eq, Cl 2
2022	484	$1.15	to	$1.84	$925	3.65%	0.20%	to	0.90%	16.17	%(8)	to	(12.67%)
2021	482	$1.43	to	$2.11	$1,051	1.07%	0.30%	to	0.90%	6.55%		to	5.91%
2020	514	$1.34	to	$1.99	$1,054	2.55%	0.30%	to	0.90%	4.62%		to	3.99%
2019	532	$1.28	to	$1.92	$1,047	3.69%	0.30%	to	0.90%	15.14%		to	14.45%
2018	546	$1.11	to	$1.68	$934	11.19%	0.30%	to	0.90%	(17.53%)		to	(18.03%)
Allspg VT Opp, Cl 2
2022	287	$2.83	to	$4.79	$1,192	—	0.00%	to	0.90%	(20.81%)		to	(21.52%)
2021	298	$3.57	to	$6.11	$1,579	0.04%	0.00%	to	0.90%	24.78%		to	23.66%
2020	300	$2.86	to	$4.94	$1,291	0.43%	0.00%	to	0.90%	21.01%		to	19.92%
2019	354	$2.37	to	$4.12	$1,276	0.28%	0.00%	to	0.90%	31.46%		to	30.29%
2018	379	$1.80	to	$3.16	$1,048	0.19%	0.00%	to	0.90%	(7.15%)		to	(7.98%)
Allspg VT Sm Cap Gro, Cl 2
2022	367	$2.63	to	$5.34	$1,211	—	0.00%	to	0.90%	(34.42%)		to	(35.01%)
2021	371	$4.01	to	$8.21	$1,937	—	0.00%	to	0.90%	7.64%		to	6.68%
2020	380	$3.72	to	$7.70	$1,837	—	0.00%	to	0.90%	57.78%		to	56.37%
2019	381	$2.36	to	$4.92	$1,249	—	0.00%	to	0.90%	24.83%		to	23.71%
2018	368	$1.89	to	$3.98	$1,003	—	0.00%	to	0.90%	1.31%		to	0.40%

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	63

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
ALPS Alerian Engy Infr, Class III
2022	517	$1.24	to	$0.93	$504	4.42%	0.00%	to	0.90%	17.32%		to	16.27%
2021	464	$1.05	to	$0.80	$390	1.76%	0.00%	to	0.90%	37.78%		to	36.54%
2020	709	$0.77	to	$0.59	$432	2.76%	0.00%	to	0.90%	(25.12%)		to	(25.80%)
2019	526	$1.02	to	$0.79	$431	1.51%	0.00%	to	0.90%	20.41%		to	19.33%
2018	581	$0.85	to	$0.66	$397	2.09%	0.00%	to	0.90%	(18.95%)		to	(19.68%)
AC VP Intl, Cl I
2022	335	$2.72	to	$1.60	$665	1.48%	0.45%	to	0.90%	(25.09%)		to	(25.43%)
2021	355	$3.63	to	$2.15	$928	0.16%	0.45%	to	0.90%	8.26%		to	7.78%
2020	355	$3.35	to	$2.00	$856	0.48%	0.45%	to	0.90%	25.32%		to	24.75%
2019	376	$2.68	to	$1.60	$721	0.89%	0.45%	to	0.90%	27.84%		to	27.27%
2018	451	$2.09	to	$1.26	$676	1.27%	0.45%	to	0.90%	(15.60%)		to	(15.98%)
AC VP Val, Cl I
2022	912	$1.44	to	$4.77	$3,973	2.10%	0.00%	to	0.90%	0.54%		to	(0.36%)
2021	918	$1.43	to	$4.79	$4,099	1.75%	0.00%	to	0.90%	24.51%		to	23.39%
2020	940	$1.15	to	$3.88	$3,445	2.31%	0.00%	to	0.90%	0.98%		to	0.07%
2019	1,014	$1.14	to	$3.88	$3,737	2.11%	0.00%	to	0.90%	12.02	%(5)	to	25.90%
2018	1,159	$2.79	to	$3.08	$3,420	1.64%	0.45%	to	0.90%	(9.56%)		to	(9.97%)
BlackRock Global Alloc, Cl III
2022	318	$1.61	to	$1.26	$423	—	0.00%	to	0.90%	(16.07%)		to	(16.82%)
2021	336	$1.92	to	$1.51	$536	0.84%	0.00%	to	0.90%	6.42%		to	5.46%
2020	334	$1.80	to	$1.44	$502	1.40%	0.00%	to	0.90%	20.71%		to	19.63%
2019	319	$1.49	to	$1.20	$400	1.46%	0.00%	to	0.90%	17.75%		to	16.70%
2018	435	$1.27	to	$1.03	$468	0.86%	0.00%	to	0.90%	(7.58%)		to	(8.41%)
Calvert VP SRI Bal, Cl I
2022	917	$1.04	to	$2.20	$2,393	1.21%	0.20%	to	0.90%	4.47	%(8)	to	(16.17%)
2021	947	$2.15	to	$2.63	$2,937	1.24%	0.30%	to	0.90%	14.77%		to	14.08%
2020	691	$1.87	to	$2.30	$1,827	2.59%	0.30%	to	0.90%	14.91%		to	14.22%
2019	208	$1.63	to	$2.02	$483	2.01%	0.30%	to	0.90%	24.03%		to	23.29%
2018	171	$1.31	to	$1.64	$318	1.65%	0.30%	to	0.90%	(2.96%)		to	(3.55%)
Col VP Bal, Cl 3
2022	5,946	$2.14	to	$2.33	$15,098	—	0.00%	to	0.90%	(16.74%)		to	(17.49%)
2021	6,268	$2.57	to	$2.83	$19,187	—	0.00%	to	0.90%	14.74%		to	13.71%
2020	6,627	$2.24	to	$2.49	$17,721	—	0.00%	to	0.90%	17.59%		to	16.53%
2019	6,990	$1.90	to	$2.13	$15,642	—	0.00%	to	0.90%	22.78%		to	21.68%
2018	7,598	$1.55	to	$1.75	$13,906	—	0.00%	to	0.90%	(5.89%)		to	(6.74%)
Col VP Disciplined Core, Cl 3
2022	9,379	$1.05	to	$2.41	$25,011	—	0.20%	to	0.90%	5.12	%(8)	to	(19.56%)
2021	9,994	$3.02	to	$3.00	$32,947	—	0.30%	to	0.90%	32.17%		to	31.38%
2020	10,852	$2.29	to	$2.28	$27,201	—	0.30%	to	0.90%	13.64%		to	12.96%
2019	11,866	$2.01	to	$2.02	$26,226	—	0.30%	to	0.90%	24.26%		to	23.52%
2018	13,037	$1.62	to	$1.63	$23,192	—	0.30%	to	0.90%	(4.03%)		to	(4.61%)
Col VP Divd Opp, Cl 3
2022	3,286	$1.12	to	$4.18	$12,375	—	0.20%	to	0.90%	12.24	%(8)	to	(2.12%)
2021	3,425	$2.13	to	$4.27	$13,121	—	0.30%	to	0.90%	25.64%		to	24.89%
2020	3,630	$1.70	to	$3.42	$11,064	—	0.30%	to	0.90%	0.72%		to	0.12%
2019	3,919	$1.69	to	$3.41	$11,865	—	0.30%	to	0.90%	23.55%		to	22.81%
2018	4,359	$1.36	to	$2.78	$10,651	—	0.30%	to	0.90%	(6.15%)		to	(6.72%)
Col VP Emer Mkts, Cl 3
2022	829	$1.05	to	$3.24	$1,880	—	0.20%	to	0.90%	6.78	%(8)	to	(33.58%)
2021	848	$1.80	to	$4.88	$2,927	0.99%	0.30%	to	0.90%	(7.61%)		to	(8.16%)
2020	833	$1.95	to	$5.32	$3,231	0.55%	0.30%	to	0.90%	32.96%		to	32.17%
2019	945	$1.47	to	$4.02	$2,752	0.18%	0.30%	to	0.90%	31.03%		to	30.25%
2018	1,095	$1.12	to	$3.09	$2,411	0.45%	0.30%	to	0.90%	(21.81%)		to	(22.29%)

64	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Global Strategic Inc, Cl 3
2022	1,038	$1.02	to	$1.58	$1,185	3.32%	0.20%	to	0.90%	2.78	%(8)	to	(14.38%)
2021	1,050	$1.06	to	$1.84	$1,395	3.84%	0.30%	to	0.90%	0.84%		to	0.23%
2020	1,023	$1.05	to	$1.84	$1,377	5.18%	0.30%	to	0.90%	4.37%		to	3.74%
2019	1,131	$1.01	to	$1.77	$1,478	—	0.30%	to	0.90%	10.57%		to	9.91%
2018	1,222	$0.91	to	$1.61	$1,472	4.26%	0.30%	to	0.90%	(5.62%)		to	(6.19%)
Col VP Govt Money Mkt, Cl 3
2022	2,647	$1.04	to	$1.05	$2,660	1.16%	0.20%	to	0.90%	0.96%		to	0.26%
2021	2,737	$1.03	to	$1.05	$2,734	0.01%	0.20%	to	0.90%	(0.17%)		to	(0.86%)
2020	3,622	$1.03	to	$1.06	$3,637	0.23%	0.20%	to	0.90%	0.08%		to	(0.61%)
2019	2,794	$1.03	to	$1.06	$2,820	1.71%	0.20%	to	0.90%	1.56%		to	0.86%
2018	2,819	$1.01	to	$1.05	$2,813	1.37%	0.20%	to	0.90%	1.17%		to	0.47%
Col VP Hi Yield Bond, Cl 3
2022	1,041	$1.02	to	$2.92	$2,419	5.10%	0.20%	to	0.90%	2.27	%(8)	to	(11.50%)
2021	1,113	$1.53	to	$3.30	$2,890	4.98%	0.30%	to	0.90%	4.55%		to	3.92%
2020	1,091	$1.46	to	$3.17	$2,798	5.76%	0.30%	to	0.90%	6.23%		to	5.59%
2019	1,154	$1.38	to	$3.00	$2,857	5.81%	0.30%	to	0.90%	16.37%		to	15.67%
2018	1,198	$1.18	to	$2.60	$2,498	5.52%	0.30%	to	0.90%	(4.29%)		to	(4.86%)
Col VP Inc Opp, Cl 3
2022	536	$1.02	to	$2.10	$1,015	5.25%	0.20%	to	0.90%	2.16	%(8)	to	(11.02%)
2021	554	$1.50	to	$2.36	$1,182	8.90%	0.30%	to	0.90%	4.16%		to	3.54%
2020	570	$1.44	to	$2.28	$1,181	4.67%	0.30%	to	0.90%	5.42%		to	4.79%
2019	626	$1.37	to	$2.17	$1,248	4.89%	0.30%	to	0.90%	15.88%		to	15.19%
2018	548	$1.18	to	$1.89	$1,000	4.74%	0.30%	to	0.90%	(4.15%)		to	(4.73%)
Col VP Inter Bond, Cl 3
2022	3,592	$1.02	to	$1.74	$5,476	3.08%	0.20%	to	0.90%	1.80	%(8)	to	(17.91%)
2021	3,718	$1.37	to	$2.12	$6,924	3.19%	0.30%	to	0.90%	(0.65%)		to	(1.25%)
2020	3,859	$1.38	to	$2.15	$7,336	2.77%	0.30%	to	0.90%	12.11%		to	11.44%
2019	3,987	$1.23	to	$1.93	$6,835	3.09%	0.30%	to	0.90%	8.79%		to	8.14%
2018	3,938	$1.13	to	$1.78	$6,262	2.26%	0.30%	to	0.90%	(0.03%)		to	(0.64%)
Col VP Lg Cap Gro, Cl 3
2022	761	$1.01	to	$2.06	$2,585	—	0.20%	to	0.90%	2.68	%(8)	to	(32.06%)
2021	809	$3.90	to	$3.03	$3,968	—	0.30%	to	0.90%	28.15%		to	27.39%
2020	928	$3.04	to	$2.38	$3,407	—	0.30%	to	0.90%	34.16%		to	33.36%
2019	982	$2.27	to	$1.78	$2,612	—	0.30%	to	0.90%	35.35%		to	34.54%
2018	1,078	$1.68	to	$1.32	$2,144	—	0.30%	to	0.90%	(4.38%)		to	(4.96%)
Col VP Lg Cap Index, Cl 3
2022	3,028	$3.08	to	$3.19	$11,465	—	0.00%	to	0.90%	(18.45%)		to	(19.18%)
2021	3,012	$3.78	to	$3.95	$14,197	—	0.00%	to	0.90%	28.22%		to	27.07%
2020	3,144	$2.95	to	$3.11	$11,530	—	0.00%	to	0.90%	17.90%		to	16.85%
2019	3,292	$2.50	to	$2.66	$10,253	—	0.00%	to	0.90%	30.95%		to	29.78%
2018	3,508	$1.91	to	$2.05	$8,621	—	0.00%	to	0.90%	(4.81%)		to	(5.67%)
Col VP Limited Duration Cr, Cl 2
2022	1,388	$1.12	to	$0.97	$1,459	0.39%	0.00%	to	0.90%	(6.36%)		to	(7.20%)
2021	636	$1.20	to	$1.05	$681	1.39%	0.00%	to	0.90%	(0.84%)		to	(1.74%)
2020	569	$1.21	to	$1.06	$617	2.40%	0.00%	to	0.90%	5.57%		to	4.62%
2019	543	$1.14	to	$1.02	$560	1.99%	0.00%	to	0.90%	7.47%		to	6.50%
2018	370	$1.06	to	$0.96	$358	1.55%	0.00%	to	0.90%	(0.02%)		to	(0.92%)
Col VP Overseas Core, Cl 3
2022	3,464	$1.14	to	$1.16	$4,341	0.79%	0.20%	to	0.90%	15.40	%(8)	to	(15.56%)
2021	3,611	$1.55	to	$1.38	$5,339	1.18%	0.30%	to	0.90%	9.55%		to	8.90%
2020	3,879	$1.41	to	$1.27	$5,232	1.56%	0.30%	to	0.90%	8.60%		to	7.95%
2019	4,209	$1.30	to	$1.17	$5,266	1.97%	0.30%	to	0.90%	24.95%		to	24.20%
2018	4,685	$1.04	to	$0.94	$4,697	2.66%	0.30%	to	0.90%	(16.95%)		to	(17.45%)
Col VP Select Lg Cap Val, Cl 3
2022	283	$1.11	to	$3.15	$940	—	0.20%	to	0.90%	12.68	%(8)	to	(2.83%)
2021	276	$2.41	to	$3.24	$928	—	0.30%	to	0.90%	25.77%		to	25.02%
2020	264	$1.91	to	$2.59	$710	—	0.30%	to	0.90%	6.63%		to	6.00%
2019	270	$1.79	to	$2.45	$694	—	0.30%	to	0.90%	26.16%		to	25.41%
2018	187	$1.42	to	$1.95	$413	—	0.30%	to	0.90%	(12.57%)		to	(13.10%)

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	65

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Select Mid Cap Gro, Cl 3
2022	220	$1.01	to	$3.56	$804	—	0.20%	to	0.90%	2.87	%(8)	to	(31.54%)
2021	245	$3.04	to	$5.20	$1,252	—	0.30%	to	0.90%	16.06%		to	15.36%
2020	244	$2.62	to	$4.51	$1,122	—	0.30%	to	0.90%	34.83%		to	34.02%
2019	246	$1.94	to	$3.36	$913	—	0.30%	to	0.90%	34.61%		to	33.81%
2018	217	$1.44	to	$2.51	$597	—	0.30%	to	0.90%	(5.14%)		to	(5.71%)
Col VP Select Mid Cap Val, Cl 3
2022	216	$1.08	to	$2.80	$800	—	0.20%	to	0.90%	9.03	%(8)	to	(10.37%)
2021	224	$2.35	to	$3.13	$938	—	0.30%	to	0.90%	31.74%		to	30.95%
2020	229	$1.78	to	$2.39	$726	—	0.30%	to	0.90%	7.09%		to	6.45%
2019	244	$1.66	to	$2.25	$724	—	0.30%	to	0.90%	31.03%		to	30.24%
2018	265	$1.27	to	$1.72	$615	—	0.30%	to	0.90%	(13.67%)		to	(14.18%)
Col VP Select Sm Cap Val, Cl 3
2022	254	$1.05	to	$3.48	$1,013	—	0.20%	to	0.90%	5.87	%(8)	to	(15.58%)
2021	267	$2.09	to	$4.12	$1,261	—	0.30%	to	0.90%	30.41%		to	29.63%
2020	328	$1.60	to	$3.18	$1,182	—	0.30%	to	0.90%	8.73%		to	8.08%
2019	359	$1.47	to	$2.94	$1,202	—	0.30%	to	0.90%	17.23%		to	16.53%
2018	371	$1.26	to	$2.52	$1,054	—	0.30%	to	0.90%	(12.96%)		to	(13.48%)
Col VP US Govt Mtge, Cl 3
2022	993	$1.02	to	$1.24	$1,145	2.02%	0.20%	to	0.90%	2.31	%(8)	to	(15.03%)
2021	1,027	$1.26	to	$1.46	$1,391	1.95%	0.30%	to	0.90%	(1.36%)		to	(1.96%)
2020	1,040	$1.27	to	$1.49	$1,435	2.43%	0.30%	to	0.90%	4.64%		to	4.01%
2019	1,066	$1.22	to	$1.43	$1,413	2.65%	0.30%	to	0.90%	6.29%		to	5.66%
2018	1,099	$1.14	to	$1.35	$1,369	2.85%	0.30%	to	0.90%	1.41%		to	0.80%
CS Commodity Return
2022	538	$0.97	to	$0.68	$501	15.76%	0.20%	to	0.90%	(2.05	%)(8)	to	14.99%
2021	491	$0.82	to	$0.59	$391	4.98%	0.30%	to	0.90%	27.52%		to	26.75%
2020	510	$0.64	to	$0.46	$296	5.78%	0.30%	to	0.90%	(1.77%)		to	(2.36%)
2019	553	$0.65	to	$0.48	$317	0.87%	0.30%	to	0.90%	6.37%		to	5.73%
2018	616	$0.61	to	$0.45	$342	2.55%	0.30%	to	0.90%	(11.92%)		to	(12.46%)
CTIVP BR Gl Infl Prot Sec, Cl 3
2022	421	$1.03	to	$1.41	$568	4.44%	0.20%	to	0.90%	5.32	%(8)	to	(18.32%)
2021	437	$1.40	to	$1.73	$720	0.68%	0.30%	to	0.90%	4.17%		to	3.54%
2020	429	$1.34	to	$1.67	$682	0.56%	0.30%	to	0.90%	8.79%		to	8.14%
2019	470	$1.23	to	$1.54	$692	3.17%	0.30%	to	0.90%	7.49%		to	6.85%
2018	537	$1.15	to	$1.45	$747	—	0.30%	to	0.90%	(0.81%)		to	(1.41%)
CTIVP Vty Sycamore Estb Val, Cl 3
2022	256	$1.10	to	$3.78	$1,135	—	0.20%	to	0.90%	10.35	%(8)	to	(3.75%)
2021	273	$2.76	to	$3.92	$1,267	—	0.30%	to	0.90%	31.35%		to	30.57%
2020	267	$2.10	to	$3.00	$919	—	0.30%	to	0.90%	7.58%		to	6.94%
2019	260	$1.95	to	$2.81	$817	—	0.30%	to	0.90%	27.63%		to	26.86%
2018	210	$1.53	to	$2.21	$555	—	0.30%	to	0.90%	(10.37%)		to	(10.91%)
Del Ivy VIP Asset Strategy, Cl II
2022	50	$1.35	to	$1.17	$63	1.60%	0.00%	to	0.90%	(14.74%)		to	(15.50%)
2021	51	$1.58	to	$1.38	$74	1.32%	0.00%	to	0.90%	10.44%		to	9.45%
2020	94	$1.43	to	$1.26	$124	1.95%	0.00%	to	0.90%	13.88%		to	12.86%
2019	123	$1.26	to	$1.12	$142	2.46%	0.00%	to	0.90%	21.78%		to	20.69%
2018	94	$1.03	to	$0.93	$89	2.10%	0.00%	to	0.90%	(5.44%)		to	(6.29%)
DWS Alt Asset Alloc VIP, Cl B
2022	207	$1.24	to	$1.08	$252	6.92%	0.00%	to	0.90%	(7.74%)		to	(8.57%)
2021	202	$1.35	to	$1.18	$265	1.64%	0.00%	to	0.90%	12.35%		to	11.34%
2020	199	$1.20	to	$1.06	$233	2.37%	0.00%	to	0.90%	5.32%		to	4.38%
2019	186	$1.14	to	$1.02	$207	3.44%	0.00%	to	0.90%	14.35%		to	13.32%
2018	179	$1.00	to	$0.90	$174	1.73%	0.00%	to	0.90%	(9.35%)		to	(10.16%)
EV VT Floating-Rate Inc, Init Cl
2022	889	$1.02	to	$1.39	$1,301	4.64%	0.20%	to	0.90%	1.54	%(8)	to	(3.61%)
2021	827	$1.25	to	$1.44	$1,253	2.90%	0.30%	to	0.90%	3.32%		to	2.70%
2020	895	$1.21	to	$1.40	$1,276	3.31%	0.30%	to	0.90%	1.69%		to	1.09%
2019	1,032	$1.19	to	$1.39	$1,492	4.29%	0.30%	to	0.90%	6.76%		to	6.12%
2018	906	$1.12	to	$1.31	$1,288	3.75%	0.30%	to	0.90%	(0.37%)		to	(0.97%)

66	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Fid VIP Contrafund, Serv Cl 2
2022	1,450	$2.85	to	$2.79	$4,762	0.26%	0.00%	to	0.90%	(26.49%)		to	(27.14%)
2021	1,514	$3.87	to	$3.83	$6,736	0.03%	0.00%	to	0.90%	27.51%		to	26.37%
2020	1,642	$3.04	to	$3.03	$5,736	0.08%	0.00%	to	0.90%	30.23%		to	29.07%
2019	1,819	$2.33	to	$2.35	$4,800	0.22%	0.00%	to	0.90%	31.28%		to	30.10%
2018	1,895	$1.78	to	$1.80	$3,835	0.44%	0.00%	to	0.90%	(6.64%)		to	(7.48%)
Fid VIP Gro & Inc, Serv Cl
2022	1,035	$5.35	to	$3.31	$4,385	1.57%	0.45%	to	0.90%	(5.45%)		to	(5.87%)
2021	1,114	$5.66	to	$3.52	$4,961	2.34%	0.45%	to	0.90%	25.20%		to	24.64%
2020	1,147	$4.52	to	$2.82	$4,071	2.06%	0.45%	to	0.90%	7.25%		to	6.77%
2019	1,207	$4.21	to	$2.64	$4,004	3.56%	0.45%	to	0.90%	29.36%		to	28.78%
2018	1,341	$3.26	to	$2.05	$3,439	0.25%	0.45%	to	0.90%	(9.48%)		to	(9.89%)
Fid VIP Mid Cap, Serv Cl
2022	1,062	$4.69	to	$5.61	$5,429	0.40%	0.45%	to	0.90%	(15.24%)		to	(15.62%)
2021	1,134	$5.53	to	$6.65	$6,880	0.51%	0.45%	to	0.90%	24.94%		to	24.38%
2020	1,205	$4.43	to	$5.35	$5,875	0.56%	0.45%	to	0.90%	17.51%		to	16.98%
2019	1,283	$3.77	to	$4.57	$5,350	0.79%	0.45%	to	0.90%	22.79%		to	22.24%
2018	1,396	$3.07	to	$3.74	$4,765	0.54%	0.45%	to	0.90%	(15.02%)		to	(15.41%)
Fid VIP Overseas, Serv Cl
2022	605	$2.65	to	$1.84	$1,301	0.95%	0.45%	to	0.90%	(24.92%)		to	(25.26%)
2021	644	$3.52	to	$2.46	$1,833	0.44%	0.45%	to	0.90%	19.04%		to	18.50%
2020	663	$2.96	to	$2.07	$1,591	0.37%	0.45%	to	0.90%	14.98%		to	14.46%
2019	662	$2.57	to	$1.81	$1,371	1.66%	0.45%	to	0.90%	27.10%		to	26.53%
2018	693	$2.03	to	$1.43	$1,134	1.43%	0.45%	to	0.90%	(15.27%)		to	(15.65%)
Frank Global Real Est, Cl 2
2022	920	$1.09	to	$2.51	$1,957	2.39%	0.20%	to	0.90%	10.23	%(8)	to	(26.72%)
2021	940	$1.72	to	$3.43	$2,744	0.89%	0.30%	to	0.90%	26.41%		to	25.66%
2020	898	$1.36	to	$2.73	$2,127	3.20%	0.30%	to	0.90%	(5.67%)		to	(6.24%)
2019	947	$1.44	to	$2.91	$2,410	2.62%	0.30%	to	0.90%	22.01%		to	21.28%
2018	969	$1.18	to	$2.40	$2,053	2.65%	0.30%	to	0.90%	(7.05%)		to	(7.61%)
Frank Inc, Cl 2
2022	284	$1.58	to	$1.28	$375	4.85%	0.00%	to	0.90%	(5.47%)		to	(6.32%)
2021	254	$1.67	to	$1.37	$361	4.67%	0.00%	to	0.90%	16.75%		to	15.71%
2020	252	$1.43	to	$1.18	$309	6.22%	0.00%	to	0.90%	0.69%		to	(0.21%)
2019	205	$1.42	to	$1.18	$245	4.95%	0.00%	to	0.90%	16.06%		to	15.02%
2018	152	$1.22	to	$1.03	$157	4.66%	0.00%	to	0.90%	(4.30%)		to	(5.17%)
Frank Mutual Shares, Cl 2
2022	679	$1.91	to	$2.74	$1,662	1.86%	0.00%	to	0.90%	(7.43%)		to	(8.26%)
2021	690	$2.06	to	$2.99	$1,850	2.89%	0.00%	to	0.90%	19.17%		to	18.10%
2020	705	$1.73	to	$2.53	$1,607	2.82%	0.00%	to	0.90%	(5.04%)		to	(5.89%)
2019	733	$1.82	to	$2.69	$1,796	1.82%	0.00%	to	0.90%	22.57%		to	21.47%
2018	788	$1.49	to	$2.21	$1,577	2.40%	0.00%	to	0.90%	(9.07%)		to	(9.89%)
Frank Sm Cap Val, Cl 2
2022	661	$2.54	to	$5.60	$2,614	0.98%	0.00%	to	0.90%	(10.06%)		to	(10.87%)
2021	692	$2.82	to	$6.29	$3,092	1.00%	0.00%	to	0.90%	25.37%		to	24.24%
2020	683	$2.25	to	$5.06	$2,456	1.47%	0.00%	to	0.90%	5.19%		to	4.25%
2019	700	$2.14	to	$4.85	$2,441	1.05%	0.00%	to	0.90%	26.35%		to	25.22%
2018	746	$1.69	to	$3.88	$2,057	0.89%	0.00%	to	0.90%	(12.88%)		to	(13.66%)
GS VIT Mid Cap Val, Inst
2022	1,381	$1.08	to	$6.23	$5,910	0.68%	0.20%	to	0.90%	8.14	%(8)	to	(10.79%)
2021	1,440	$2.27	to	$6.98	$6,993	0.48%	0.30%	to	0.90%	30.56%		to	29.78%
2020	1,564	$1.74	to	$5.38	$5,804	0.62%	0.30%	to	0.90%	8.08%		to	7.43%
2019	1,721	$1.61	to	$5.01	$6,002	0.79%	0.30%	to	0.90%	31.13%		to	30.35%
2018	1,878	$1.23	to	$3.84	$5,011	1.31%	0.30%	to	0.90%	(10.73%)		to	(11.27%)
GS VIT Multi-Strategy Alt, Advisor
2022	43	$1.02	to	$0.95	$42	3.23%	0.00%	to	0.90%	(6.85%)		to	(7.68%)
2021	41	$1.10	to	$1.02	$44	1.57%	0.00%	to	0.90%	4.66%		to	3.72%
2020	40	$1.05	to	$0.99	$40	1.77%	0.00%	to	0.90%	6.58%		to	5.62%
2019	42	$0.98	to	$0.94	$40	2.47%	0.00%	to	0.90%	8.60%		to	7.63%
2018	45	$0.91	to	$0.87	$40	2.17%	0.00%	to	0.90%	(7.09%)		to	(7.93%)

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	67

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
GS VIT Sm Cap Eq Insights, Inst
2022	111	$4.85	to	$3.67	$467	0.32%	0.45%	to	0.90%	(19.74%)		to	(20.10%)
2021	114	$6.04	to	$4.59	$602	0.46%	0.45%	to	0.90%	23.23%		to	22.68%
2020	121	$4.90	to	$3.74	$515	0.22%	0.45%	to	0.90%	8.09%		to	7.61%
2019	127	$4.53	to	$3.48	$502	0.49%	0.45%	to	0.90%	24.28%		to	23.72%
2018	131	$3.65	to	$2.81	$420	0.47%	0.45%	to	0.90%	(9.03%)		to	(9.45%)
GS VIT U.S. Eq Insights, Inst
2022	594	$1.05	to	$3.05	$2,456	0.82%	0.20%	to	0.90%	5.39	%(8)	to	(20.46%)
2021	632	$3.08	to	$3.84	$3,232	0.81%	0.30%	to	0.90%	29.02%		to	28.25%
2020	685	$2.38	to	$2.99	$2,717	0.86%	0.30%	to	0.90%	17.19%		to	16.49%
2019	741	$2.03	to	$2.57	$2,509	1.23%	0.30%	to	0.90%	24.84%		to	24.09%
2018	846	$1.63	to	$2.07	$2,277	1.22%	0.30%	to	0.90%	(6.48%)		to	(7.04%)
Invesco VI Am Fran, Ser I
2022	183	$2.79	to	$2.66	$502	—	0.45%	to	0.90%	(31.42%)		to	(31.73%)
2021	194	$4.07	to	$3.90	$777	—	0.45%	to	0.90%	11.42%		to	10.92%
2020	205	$3.66	to	$3.52	$737	0.07%	0.45%	to	0.90%	41.71%		to	41.08%
2019	227	$2.58	to	$2.49	$577	—	0.45%	to	0.90%	36.14%		to	35.53%
2018	261	$1.89	to	$1.84	$488	—	0.45%	to	0.90%	(4.06%)		to	(4.49%)
Invesco VI Bal Risk Alloc, Ser II
2022	202	$1.37	to	$1.20	$253	7.29%	0.00%	to	0.90%	(14.52%)		to	(15.28%)
2021	219	$1.60	to	$1.42	$322	3.01%	0.00%	to	0.90%	9.26%		to	8.28%
2020	207	$1.46	to	$1.31	$280	8.21%	0.00%	to	0.90%	9.99%		to	9.00%
2019	192	$1.33	to	$1.20	$239	—	0.00%	to	0.90%	14.88%		to	13.85%
2018	138	$1.16	to	$1.06	$151	1.26%	0.00%	to	0.90%	(6.71%)		to	(7.55%)
Invesco VI Comstock, Ser II
2022	124	$1.11	to	$2.46	$400	1.28%	0.20%	to	0.90%	11.38	%(8)	to	(0.06%)
2021	135	$2.14	to	$2.46	$441	1.75%	0.30%	to	0.90%	32.65%		to	31.85%
2020	129	$1.62	to	$1.87	$297	2.08%	0.30%	to	0.90%	(1.38%)		to	(1.97%)
2019	137	$1.64	to	$1.90	$313	1.79%	0.30%	to	0.90%	24.57%		to	23.82%
2018	128	$1.32	to	$1.54	$238	1.42%	0.30%	to	0.90%	(12.63%)		to	(13.16%)
Invesco VI Core Eq, Ser I
2022	2,133	$3.60	to	$4.25	$8,886	0.91%	0.45%	to	0.90%	(20.90%)		to	(21.26%)
2021	2,248	$4.56	to	$5.40	$11,888	0.66%	0.45%	to	0.90%	27.17%		to	26.59%
2020	2,427	$3.58	to	$4.26	$10,146	1.35%	0.45%	to	0.90%	13.34%		to	12.83%
2019	2,558	$3.16	to	$3.78	$9,470	0.95%	0.45%	to	0.90%	28.39%		to	27.81%
2018	2,771	$2.46	to	$2.96	$8,026	0.88%	0.45%	to	0.90%	(9.80%)		to	(10.21%)
Invesco VI Dis Mid Cap Gro, Ser I
2022	568	$1.00	to	$1.22	$698	—	0.20%	to	0.90%	1.14	%(8)	to	(31.60%)
2021	647	$1.80	to	$1.78	$1,157	—	0.30%	to	0.90%	18.74%		to	18.03%
2020	636	$1.51	to	$1.51	$961	0.05%	0.30%	to	0.90%	51.28	%(6)	to	50.66	%(6)
Invesco VI Div Divd, Ser I
2022	444	$1.09	to	$2.51	$1,101	1.94%	0.20%	to	0.90%	10.06	%(8)	to	(2.56%)
2021	473	$2.05	to	$2.58	$1,171	2.15%	0.30%	to	0.90%	18.54%		to	17.83%
2020	490	$1.73	to	$2.19	$1,031	3.12%	0.30%	to	0.90%	(0.16%)		to	(0.76%)
2019	496	$1.73	to	$2.20	$1,104	2.94%	0.30%	to	0.90%	24.72%		to	23.97%
2018	528	$1.39	to	$1.78	$943	2.28%	0.30%	to	0.90%	(7.85%)		to	(8.41%)
Invesco VI EQV Intl Eq, Ser II
2022	501	$1.11	to	$1.32	$989	1.44%	0.20%	to	0.90%	12.44	%(8)	to	(19.23%)
2021	521	$1.68	to	$1.63	$1,253	1.05%	0.30%	to	0.90%	5.29%		to	4.66%
2020	550	$1.59	to	$1.56	$1,240	2.17%	0.30%	to	0.90%	13.40%		to	12.72%
2019	617	$1.40	to	$1.38	$1,232	1.30%	0.30%	to	0.90%	27.85%		to	27.09%
2018	699	$1.10	to	$1.09	$1,043	1.78%	0.30%	to	0.90%	(15.46%)		to	(15.97%)
Invesco VI Global, Ser II
2022	520	$2.17	to	$2.17	$1,384	—	0.00%	to	0.90%	(31.94%)		to	(32.55%)
2021	550	$3.20	to	$3.21	$2,195	—	0.00%	to	0.90%	15.17%		to	14.14%
2020	734	$2.77	to	$2.81	$2,338	0.47%	0.00%	to	0.90%	27.34%		to	26.20%
2019	691	$2.18	to	$2.23	$1,763	0.63%	0.00%	to	0.90%	31.45%		to	30.28%
2018	658	$1.66	to	$1.71	$1,307	0.74%	0.00%	to	0.90%	(13.39%)		to	(14.17%)

68	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Gbl Strat Inc, Ser II
2022	1,140	$1.05	to	$1.36	$1,533	—	0.00%	to	0.90%	(11.71%)		to	(12.51%)
2021	1,155	$1.19	to	$1.55	$1,772	4.30%	0.00%	to	0.90%	(3.56%)		to	(4.43%)
2020	1,150	$1.24	to	$1.63	$1,835	5.38%	0.00%	to	0.90%	2.99%		to	2.07%
2019	1,285	$1.20	to	$1.59	$2,030	3.31%	0.00%	to	0.90%	10.61%		to	9.61%
2018	1,252	$1.09	to	$1.45	$1,844	4.47%	0.00%	to	0.90%	(4.54%)		to	(5.40%)
Invesco VI Mn St Sm Cap, Ser II
2022	490	$2.83	to	$2.81	$1,561	0.26%	0.00%	to	0.90%	(16.04%)		to	(16.79%)
2021	508	$3.37	to	$3.37	$1,906	0.19%	0.00%	to	0.90%	22.26%		to	21.17%
2020	521	$2.76	to	$2.78	$1,566	0.38%	0.00%	to	0.90%	19.64%		to	18.56%
2019	519	$2.30	to	$2.35	$1,285	—	0.00%	to	0.90%	26.13%		to	25.00%
2018	526	$1.83	to	$1.88	$1,057	0.06%	0.00%	to	0.90%	(10.54%)		to	(11.34%)
Invesco VI Tech, Ser I
2022	207	$0.81	to	$3.82	$782	—	0.00%	to	0.90%	(20.38	%)(7)	to	(40.49%)
2021	185	$3.87	to	$6.41	$1,343	—	0.30%	to	0.90%	14.07%		to	13.39%
2020	188	$3.39	to	$5.65	$1,184	—	0.30%	to	0.90%	45.68%		to	44.81%
2019	172	$2.33	to	$3.90	$735	—	0.30%	to	0.90%	35.47%		to	34.66%
2018	173	$1.72	to	$2.90	$552	—	0.30%	to	0.90%	(0.75%)		to	(1.35%)
Janus Henderson VIT Enter, Serv
2022	123	$7.15	to	$3.06	$710	0.08%	0.45%	to	0.90%	(16.53%)		to	(16.90%)
2021	129	$8.57	to	$3.68	$890	0.24%	0.45%	to	0.90%	16.02%		to	15.50%
2020	145	$7.39	to	$3.19	$835	—	0.45%	to	0.90%	18.65%		to	18.11%
2019	161	$6.23	to	$2.70	$752	0.05%	0.45%	to	0.90%	34.55%		to	33.95%
2018	171	$4.63	to	$2.01	$585	0.11%	0.45%	to	0.90%	(1.11%)		to	(1.56%)
Janus Hend VIT Gbl Tech Innov, Srv
2022	326	$1.01	to	$2.75	$1,612	—	0.20%	to	0.90%	3.74	%(8)	to	(37.69%)
2021	359	$5.42	to	$4.41	$2,811	0.11%	0.30%	to	0.90%	17.39%		to	16.69%
2020	446	$4.61	to	$3.78	$2,770	—	0.30%	to	0.90%	50.28%		to	49.38%
2019	486	$3.07	to	$2.53	$1,933	—	0.30%	to	0.90%	44.38%		to	43.52%
2018	528	$2.13	to	$1.76	$1,419	—	0.30%	to	0.90%	0.61%		to	0.00%
Janus Henderson VIT Overseas, Serv
2022	774	$1.16	to	$2.04	$1,736	1.69%	0.20%	to	0.90%	17.25	%(8)	to	(9.65%)
2021	814	$1.50	to	$2.26	$2,015	1.03%	0.30%	to	0.90%	12.95%		to	12.27%
2020	849	$1.33	to	$2.01	$1,855	1.21%	0.30%	to	0.90%	15.67%		to	14.98%
2019	937	$1.15	to	$1.75	$1,771	1.83%	0.30%	to	0.90%	26.33%		to	25.57%
2018	1,060	$0.91	to	$1.39	$1,576	1.66%	0.30%	to	0.90%	(15.39%)		to	(15.90%)
Janus Henderson VIT Res, Serv
2022	130	$2.88	to	$2.73	$454	—	0.00%	to	0.90%	(30.06%)		to	(30.69%)
2021	143	$4.12	to	$3.94	$697	0.02%	0.00%	to	0.90%	20.05%		to	18.97%
2020	152	$3.43	to	$3.31	$612	0.22%	0.00%	to	0.90%	32.58%		to	31.39%
2019	157	$2.59	to	$2.52	$481	0.30%	0.00%	to	0.90%	35.23%		to	34.01%
2018	193	$1.92	to	$1.88	$419	0.36%	0.00%	to	0.90%	(2.84%)		to	(3.71%)
Lazard Ret Global Dyn MA, Serv
2022	13	$1.40	to	$1.17	$16	0.08%	0.00%	to	0.90%	(17.37%)		to	(18.11%)
2021	20	$1.69	to	$1.43	$30	2.76%	0.00%	to	0.90%	11.94%		to	10.93%
2020	30	$1.51	to	$1.29	$40	0.53%	0.00%	to	0.90%	0.81%		to	(0.10%)
2019	52	$1.50	to	$1.29	$68	0.04%	0.00%	to	0.90%	17.79%		to	16.73%
2018	73	$1.27	to	$1.11	$83	1.44%	0.00%	to	0.90%	(6.57%)		to	(7.41%)
MFS Mass Inv Gro Stock, Serv Cl
2022	1,184	$1.07	to	$2.16	$2,623	—	0.20%	to	0.90%	8.09	%(8)	to	(20.17%)
2021	1,293	$2.82	to	$2.71	$3,574	0.03%	0.30%	to	0.90%	25.28%		to	24.53%
2020	1,319	$2.25	to	$2.17	$2,917	0.22%	0.30%	to	0.90%	21.83%		to	21.10%
2019	1,371	$1.85	to	$1.79	$2,493	0.35%	0.30%	to	0.90%	39.17%		to	38.33%
2018	1,440	$1.33	to	$1.30	$1,887	0.32%	0.30%	to	0.90%	0.27%		to	(0.33%)

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	69

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
MFS New Dis, Serv Cl
2022	448	$1.04	to	$3.26	$1,822	—	0.20%	to	0.90%	5.44	%(8)	to	(30.62%)
2021	473	$2.81	to	$4.70	$2,729	—	0.30%	to	0.90%	1.27%		to	0.66%
2020	493	$2.78	to	$4.67	$2,823	—	0.30%	to	0.90%	45.15%		to	44.28%
2019	489	$1.91	to	$3.24	$1,888	—	0.30%	to	0.90%	40.85%		to	40.01%
2018	474	$1.36	to	$2.31	$1,357	—	0.30%	to	0.90%	(2.01%)		to	(2.60%)
MFS Utilities, Serv Cl
2022	324	$2.22	to	$6.14	$1,130	2.23%	0.00%	to	0.90%	0.48%		to	(0.42%)
2021	328	$2.20	to	$6.17	$1,163	1.54%	0.00%	to	0.90%	13.82%		to	12.80%
2020	340	$1.94	to	$5.47	$1,083	2.17%	0.00%	to	0.90%	5.62%		to	4.67%
2019	355	$1.83	to	$5.23	$1,175	3.74%	0.00%	to	0.90%	24.80%		to	23.68%
2018	460	$1.47	to	$4.22	$1,190	0.84%	0.00%	to	0.90%	0.81%		to	(0.10%)
MS VIF Dis, Cl II
2022	163	$2.18	to	$2.26	$529	—	0.00%	to	0.90%	(62.97%)		to	(63.30%)
2021	183	$5.87	to	$6.15	$1,519	—	0.00%	to	0.90%	(11.19%)		to	(11.99%)
2020	266	$6.61	to	$6.98	$2,293	—	0.00%	to	0.90%	152.04%		to	149.79%
2019	204	$2.62	to	$2.80	$669	—	0.00%	to	0.90%	39.97%		to	38.71%
2018	198	$1.88	to	$2.02	$442	—	0.00%	to	0.90%	10.53%		to	9.53%
MS VIF Global Real Est, Cl II
2022	220	$1.09	to	$0.94	$300	4.52%	0.20%	to	0.90%	10.43	%(8)	to	(26.86%)
2021	217	$1.41	to	$1.28	$400	2.33%	0.30%	to	0.90%	23.46%		to	22.72%
2020	230	$1.14	to	$1.04	$335	4.38%	0.30%	to	0.90%	(15.11%)		to	(15.62%)
2019	235	$1.35	to	$1.24	$392	2.53%	0.30%	to	0.90%	17.70%		to	17.00%
2018	213	$1.14	to	$1.06	$304	3.09%	0.30%	to	0.90%	(8.48%)		to	(9.03%)
NB AMT US Eq Index PW Strat, Cl S
2022	24	$1.21	to	$1.12	$28	—	0.00%	to	0.90%	(11.28%)		to	(12.07%)
2021	23	$1.37	to	$1.28	$31	0.36%	0.00%	to	0.90%	17.94%		to	16.89%
2020	16	$1.16	to	$1.09	$19	0.90%	0.00%	to	0.90%	8.26%		to	7.29%
2019	10	$1.07	to	$1.02	$11	0.17%	0.00%	to	0.90%	15.26%		to	14.22%
2018	9	$0.93	to	$0.89	$9	—	0.00%	to	0.90%	(6.78%)		to	(7.62%)
PIMCO VIT All Asset, Advisor Cl
2022	325	$1.39	to	$1.69	$611	7.44%	0.00%	to	0.90%	(11.87%)		to	(12.66%)
2021	384	$1.58	to	$1.94	$820	11.21%	0.00%	to	0.90%	16.04%		to	15.00%
2020	649	$1.36	to	$1.68	$1,123	4.83%	0.00%	to	0.90%	7.91%		to	6.94%
2019	667	$1.26	to	$1.57	$1,083	2.81%	0.00%	to	0.90%	11.74%		to	10.74%
2018	719	$1.13	to	$1.42	$1,055	3.04%	0.00%	to	0.90%	(5.45%)		to	(6.30%)
PIMCO VIT Tot Return, Advisor Cl
2022	367	$1.11	to	$1.00	$382	2.53%	0.00%	to	0.90%	(14.39%)		to	(15.15%)
2021	349	$1.29	to	$1.18	$426	1.73%	0.00%	to	0.90%	(1.37%)		to	(2.25%)
2020	237	$1.31	to	$1.21	$297	2.02%	0.00%	to	0.90%	8.54%		to	7.57%
2019	221	$1.21	to	$1.12	$256	2.86%	0.00%	to	0.90%	8.25%		to	7.28%
2018	118	$1.11	to	$1.05	$132	2.38%	0.00%	to	0.90%	(0.63%)		to	(1.53%)
Put VT Global Hlth Care, Cl IB
2022	323	$1.02	to	$4.99	$1,349	0.40%	0.00%	to	0.90%	3.12	%(7)	to	(5.53%)
2021	298	$2.72	to	$5.29	$1,439	1.10%	0.30%	to	0.90%	19.04%		to	18.33%
2020	305	$2.29	to	$4.47	$1,243	0.47%	0.30%	to	0.90%	15.93%		to	15.24%
2019	289	$1.97	to	$3.88	$1,055	—	0.30%	to	0.90%	29.90%		to	29.13%
2018	307	$1.52	to	$3.00	$882	0.98%	0.30%	to	0.90%	(0.89%)		to	(1.49%)
Put VT Hi Yield, Cl IB
2022	88	$2.50	to	$2.78	$234	5.48%	0.45%	to	0.90%	(12.00%)		to	(12.39%)
2021	108	$2.84	to	$3.17	$328	5.61%	0.45%	to	0.90%	4.51%		to	4.03%
2020	147	$2.72	to	$3.05	$429	5.71%	0.45%	to	0.90%	4.74%		to	4.26%
2019	154	$2.60	to	$2.93	$432	5.90%	0.45%	to	0.90%	13.89%		to	13.37%
2018	164	$2.28	to	$2.58	$403	5.83%	0.45%	to	0.90%	(4.50%)		to	(4.93%)

70	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Put VT Intl Eq, Cl IB
2022	73	$1.15	to	$2.14	$140	1.54%	0.20%	to	0.90%	16.28	%(8)	to	(15.53%)
2021	73	$1.58	to	$2.53	$167	1.20%	0.30%	to	0.90%	8.50%		to	7.85%
2020	80	$1.45	to	$2.34	$173	1.61%	0.30%	to	0.90%	11.76%		to	11.09%
2019	82	$1.30	to	$2.11	$160	1.46%	0.30%	to	0.90%	24.78%		to	24.03%
2018	98	$1.04	to	$1.70	$157	1.44%	0.30%	to	0.90%	(19.36%)		to	(19.84%)
Put VT Sus Leaders, Cl IA
2022	1,950	$6.31	to	$5.33	$10,570	0.83%	0.45%	to	0.90%	(23.07%)		to	(23.41%)
2021	2,067	$8.20	to	$6.96	$14,623	0.34%	0.45%	to	0.90%	23.28%		to	22.73%
2020	2,248	$6.65	to	$5.67	$12,946	0.63%	0.45%	to	0.90%	28.48%		to	27.91%
2019	2,376	$5.18	to	$4.43	$10,692	0.68%	0.45%	to	0.90%	36.11%		to	35.50%
2018	2,583	$3.80	to	$3.27	$8,568	0.01%	0.45%	to	0.90%	(1.73%)		to	(2.17%)
Royce Micro-Cap, Invest Cl
2022	447	$3.43	to	$4.32	$1,720	—	0.45%	to	0.90%	(22.78%)		to	(23.13%)
2021	480	$4.45	to	$5.61	$2,399	—	0.45%	to	0.90%	29.40%		to	28.82%
2020	519	$3.44	to	$4.36	$2,010	—	0.45%	to	0.90%	23.24%		to	22.68%
2019	616	$2.79	to	$3.55	$1,931	—	0.45%	to	0.90%	19.02%		to	18.48%
2018	658	$2.34	to	$3.00	$1,740	—	0.45%	to	0.90%	(9.46%)		to	(9.86%)
Temp Global Bond, Cl 2
2022	205	$0.93	to	$0.82	$176	—	0.00%	to	0.90%	(4.95%)		to	(5.80%)
2021	206	$0.98	to	$0.87	$187	—	0.00%	to	0.90%	(4.99%)		to	(5.84%)
2020	209	$1.03	to	$0.92	$200	8.55%	0.00%	to	0.90%	(5.28%)		to	(6.13%)
2019	200	$1.08	to	$0.98	$201	6.87%	0.00%	to	0.90%	2.01%		to	1.10%
2018	176	$1.06	to	$0.97	$174	—	0.00%	to	0.90%	1.94%		to	1.02%
Third Ave VST Third Ave Value
2022	701	$3.04	to	$3.30	$2,208	1.51%	0.45%	to	0.90%	15.59%		to	15.07%
2021	721	$2.63	to	$2.87	$1,981	0.69%	0.45%	to	0.90%	21.51%		to	20.97%
2020	758	$2.17	to	$2.37	$1,718	2.73%	0.45%	to	0.90%	(2.83%)		to	(3.27%)
2019	757	$2.23	to	$2.45	$1,764	0.27%	0.45%	to	0.90%	11.96%		to	11.45%
2018	802	$1.99	to	$2.20	$1,670	1.85%	0.45%	to	0.90%	(20.70%)		to	(21.06%)
VanEck VIP Global Gold, Cl S
2022	112	$1.23	to	$1.07	$127	—	0.00%	to	0.90%	(13.36%)		to	(14.13%)
2021	110	$1.42	to	$1.25	$145	11.22%	0.00%	to	0.90%	(14.01%)		to	(14.78%)
2020	92	$1.65	to	$1.46	$142	1.78%	0.00%	to	0.90%	38.62%		to	37.38%
2019	190	$1.19	to	$1.07	$210	—	0.00%	to	0.90%	38.75%		to	37.50%
2018	229	$0.86	to	$0.78	$183	2.92%	0.00%	to	0.90%	(15.70%)		to	(16.46%)
VP Aggr, Cl 2
2022	10,747	$1.94	to	$2.14	$20,899	—	0.00%	to	0.90%	(18.19%)		to	(18.92%)
2021	10,581	$2.38	to	$2.64	$25,283	—	0.00%	to	0.90%	15.76%		to	14.72%
2020	10,139	$2.05	to	$2.30	$21,679	—	0.00%	to	0.90%	14.99%		to	13.96%
2019	9,514	$1.78	to	$2.02	$17,831	—	0.00%	to	0.90%	21.59%		to	20.50%
2018	9,422	$1.47	to	$1.67	$14,705	—	0.00%	to	0.90%	(8.58%)		to	(9.41%)
VP Aggr, Cl 4
2022	10,359	$1.07	to	$2.14	$21,227	—	0.20%	to	0.90%	7.96	%(8)	to	(18.92%)
2021	10,513	$2.04	to	$2.64	$26,365	—	0.30%	to	0.90%	15.43%		to	14.74%
2020	10,695	$1.77	to	$2.30	$23,320	—	0.30%	to	0.90%	14.62%		to	13.93%
2019	10,708	$1.54	to	$2.02	$20,414	—	0.30%	to	0.90%	21.31%		to	20.59%
2018	10,946	$1.27	to	$1.68	$17,257	—	0.30%	to	0.90%	(8.89%)		to	(9.44%)
VP Conserv, Cl 2
2022	436	$1.22	to	$1.26	$550	—	0.00%	to	0.90%	(15.54%)		to	(16.30%)
2021	417	$1.45	to	$1.51	$633	—	0.00%	to	0.90%	2.82%		to	1.89%
2020	579	$1.41	to	$1.48	$876	—	0.00%	to	0.90%	9.30%		to	8.32%
2019	457	$1.29	to	$1.37	$628	—	0.00%	to	0.90%	10.75%		to	9.76%
2018	422	$1.16	to	$1.25	$528	—	0.00%	to	0.90%	(2.95%)		to	(3.82%)

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	71

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Conserv, Cl 4
2022	344	$1.03	to	$1.26	$453	—	0.20%	to	0.90%	3.31	%(8)	to	(16.25%)
2021	384	$1.39	to	$1.51	$596	—	0.30%	to	0.90%	2.51%		to	1.90%
2020	395	$1.35	to	$1.48	$601	—	0.30%	to	0.90%	8.91%		to	8.26%
2019	668	$1.24	to	$1.37	$898	—	0.30%	to	0.90%	10.42%		to	9.76%
2018	445	$1.13	to	$1.25	$567	—	0.30%	to	0.90%	(3.17%)		to	(3.76%)
VP Man Vol Conserv, Cl 2
2022	84	$1.13	to	$1.05	$90	—	0.00%	to	0.90%	(15.99%)		to	(16.74%)
2021	111	$1.35	to	$1.26	$143	—	0.00%	to	0.90%	2.63%		to	1.71%
2020	92	$1.31	to	$1.24	$117	—	0.00%	to	0.90%	8.12%		to	7.15%
2019	21	$1.21	to	$1.16	$25	—	0.00%	to	0.90%	11.92%		to	10.91%
2018	15	$1.09	to	$1.04	$16	—	0.00%	to	0.90%	(2.58%)		to	(3.46%)
VP Man Vol Conserv Gro, Cl 2
2022	118	$1.19	to	$1.10	$134	—	0.00%	to	0.90%	(17.06%)		to	(17.81%)
2021	127	$1.43	to	$1.34	$175	—	0.00%	to	0.90%	5.45%		to	4.51%
2020	124	$1.36	to	$1.28	$163	—	0.00%	to	0.90%	9.15%		to	8.17%
2019	40	$1.24	to	$1.18	$48	—	0.00%	to	0.90%	14.00%		to	12.97%
2018	56	$1.09	to	$1.05	$59	—	0.00%	to	0.90%	(4.30%)		to	(5.16%)
VP Man Vol Gro, Cl 2
2022	1,558	$1.30	to	$1.20	$1,976	—	0.00%	to	0.90%	(19.43%)		to	(20.15%)
2021	1,487	$1.61	to	$1.51	$2,346	—	0.00%	to	0.90%	11.89%		to	10.89%
2020	1,439	$1.44	to	$1.36	$2,035	—	0.00%	to	0.90%	11.30%		to	10.30%
2019	1,434	$1.30	to	$1.23	$1,827	—	0.00%	to	0.90%	18.26%		to	17.20%
2018	1,368	$1.10	to	$1.05	$1,478	—	0.00%	to	0.90%	(7.73%)		to	(8.56%)
VP Man Vol Mod Gro, Cl 2
2022	1,315	$1.26	to	$1.16	$1,604	—	0.00%	to	0.90%	(18.15%)		to	(18.89%)
2021	1,436	$1.53	to	$1.43	$2,147	—	0.00%	to	0.90%	8.70%		to	7.72%
2020	1,279	$1.41	to	$1.33	$1,765	—	0.00%	to	0.90%	10.37%		to	9.38%
2019	1,304	$1.28	to	$1.22	$1,635	—	0.00%	to	0.90%	16.17%		to	15.13%
2018	1,291	$1.10	to	$1.06	$1,397	—	0.00%	to	0.90%	(5.85%)		to	(6.70%)
VP Mod, Cl 2
2022	14,671	$1.56	to	$1.69	$24,482	—	0.00%	to	0.90%	(16.61%)		to	(17.35%)
2021	15,164	$1.87	to	$2.05	$30,374	—	0.00%	to	0.90%	9.00%		to	8.03%
2020	15,047	$1.72	to	$1.90	$28,331	—	0.00%	to	0.90%	12.86%		to	11.85%
2019	15,836	$1.52	to	$1.69	$26,566	—	0.00%	to	0.90%	16.13%		to	15.09%
2018	16,008	$1.31	to	$1.47	$23,208	—	0.00%	to	0.90%	(5.57%)		to	(6.42%)
VP Mod, Cl 4
2022	18,733	$1.05	to	$1.70	$31,437	—	0.20%	to	0.90%	5.51	%(8)	to	(17.33%)
2021	19,360	$1.70	to	$2.05	$39,217	—	0.30%	to	0.90%	8.72%		to	8.07%
2020	19,863	$1.56	to	$1.90	$37,194	—	0.30%	to	0.90%	12.45%		to	11.78%
2019	21,370	$1.39	to	$1.70	$35,568	—	0.30%	to	0.90%	15.83%		to	15.14%
2018	24,897	$1.20	to	$1.47	$35,675	—	0.30%	to	0.90%	(5.85%)		to	(6.42%)
VP Mod Aggr, Cl 2
2022	20,860	$1.74	to	$1.90	$37,869	—	0.00%	to	0.90%	(17.59%)		to	(18.33%)
2021	20,138	$2.11	to	$2.33	$44,693	—	0.00%	to	0.90%	12.31%		to	11.30%
2020	20,342	$1.88	to	$2.10	$40,777	—	0.00%	to	0.90%	14.03%		to	13.01%
2019	20,092	$1.65	to	$1.85	$35,918	—	0.00%	to	0.90%	18.71%		to	17.65%
2018	20,043	$1.39	to	$1.58	$30,499	—	0.00%	to	0.90%	(7.03%)		to	(7.87%)
VP Mod Aggr, Cl 4
2022	28,412	$1.06	to	$1.91	$53,424	—	0.20%	to	0.90%	6.74	%(8)	to	(18.30%)
2021	29,528	$1.86	to	$2.34	$67,643	—	0.30%	to	0.90%	12.00%		to	11.33%
2020	30,763	$1.66	to	$2.10	$62,979	—	0.30%	to	0.90%	13.67%		to	12.99%
2019	33,208	$1.46	to	$1.86	$59,867	—	0.30%	to	0.90%	18.39%		to	17.68%
2018	35,800	$1.24	to	$1.58	$54,778	—	0.30%	to	0.90%	(7.36%)		to	(7.91%)

72	RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Mod Conserv, Cl 2
2022	1,324	$1.38	to	$1.46	$2,002	—	0.00%	to	0.90%	(16.09%)		to	(16.84%)
2021	1,425	$1.64	to	$1.76	$2,570	—	0.00%	to	0.90%	5.74%		to	4.79%
2020	1,396	$1.56	to	$1.68	$2,378	—	0.00%	to	0.90%	11.00%		to	10.01%
2019	1,357	$1.40	to	$1.52	$2,077	—	0.00%	to	0.90%	13.51%		to	12.50%
2018	1,598	$1.23	to	$1.35	$2,168	—	0.00%	to	0.90%	(4.12%)		to	(4.99%)
VP Mod Conserv, Cl 4
2022	1,854	$1.04	to	$1.46	$2,712	—	0.20%	to	0.90%	4.54	%(8)	to	(16.85%)
2021	1,832	$1.54	to	$1.76	$3,213	—	0.30%	to	0.90%	5.47%		to	4.84%
2020	2,518	$1.46	to	$1.68	$4,184	—	0.30%	to	0.90%	10.65%		to	9.99%
2019	2,780	$1.32	to	$1.53	$4,290	—	0.30%	to	0.90%	13.15%		to	12.47%
2018	2,996	$1.16	to	$1.36	$4,112	—	0.30%	to	0.90%	(4.34%)		to	(4.92%)
VP Ptnrs Core Eq, Cl 3
2022	102	$1.06	to	$2.24	$370	—	0.20%	to	0.90%	6.59	%(8)	to	(18.17%)
2021	130	$2.73	to	$2.74	$528	—	0.30%	to	0.90%	28.95%		to	28.18%
2020	140	$2.11	to	$2.14	$438	—	0.30%	to	0.90%	16.49%		to	15.80%
2019	132	$1.81	to	$1.85	$343	—	0.30%	to	0.90%	26.00%		to	25.25%
2018	171	$1.44	to	$1.48	$325	—	0.30%	to	0.90%	(8.36%)		to	(8.91%)
VP Ptnrs Sm Cap Val, Cl 3
2022	187	$1.08	to	$3.52	$605	—	0.20%	to	0.90%	8.27	%(8)	to	(13.84%)
2021	210	$1.76	to	$4.09	$785	—	0.30%	to	0.90%	23.52%		to	22.78%
2020	203	$1.42	to	$3.33	$610	—	0.30%	to	0.90%	3.80%		to	3.18%
2019	208	$1.37	to	$3.23	$606	—	0.30%	to	0.90%	19.30%		to	18.58%
2018	225	$1.15	to	$2.72	$555	—	0.30%	to	0.90%	(13.86%)		to	(14.38%)
Wanger Acorn
2022	1,295	$1.01	to	$4.60	$4,899	—	0.20%	to	0.90%	2.29	%(8)	to	(34.06%)
2021	1,293	$2.64	to	$6.97	$7,460	0.76%	0.30%	to	0.90%	8.57%		to	7.92%
2020	1,354	$2.43	to	$6.46	$7,196	—	0.30%	to	0.90%	23.86%		to	23.12%
2019	1,499	$1.96	to	$5.25	$6,511	0.26%	0.30%	to	0.90%	30.71%		to	29.93%
2018	1,686	$1.50	to	$4.04	$5,574	0.09%	0.30%	to	0.90%	(1.76%)		to	(2.35%)
Wanger Intl
2022	1,707	$1.15	to	$2.93	$3,948	0.92%	0.20%	to	0.90%	15.79	%(8)	to	(34.44%)
2021	1,667	$1.98	to	$4.46	$5,916	0.55%	0.30%	to	0.90%	18.45%		to	17.74%
2020	1,719	$1.68	to	$3.79	$5,227	2.02%	0.30%	to	0.90%	14.02%		to	13.34%
2019	1,829	$1.47	to	$3.35	$4,881	0.81%	0.30%	to	0.90%	29.60%		to	28.83%
2018	1,983	$1.13	to	$2.60	$4,160	2.03%	0.30%	to	0.90%	(17.95%)		to	(18.44%)

(1)	The accumulation unit values and total returns are presented as a range of values based on the life insurance policies with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of values based on the subaccounts representing the lowest and highest expense ratios, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on June 24, 2019.
(6)	New subaccount operations commenced on April 24, 2020.
(7)	New subaccount operations commenced on May 2, 2022.
(8)	New subaccount operations commenced on October 10, 2022.

RIVERSOURCE VARIABLE SECOND-TO-DIE LIFE INSURANCE – 2022 ANNUAL REPORT	73

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK:

Opinion

We have audited the accompanying financial statements of RiverSource Life Insurance Co. of New York (the “Company”), which comprise the balance sheets as of December 31, 2022 and 2021, and the related statements of income, comprehensive income, shareholder’s equity and cash flows for each of the three years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/  PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 19, 2023

RiverSource Life Insurance Co. of New York

BALANCE SHEETS

(in thousands, except share amounts)

December 31,	2022	2021
Assets
Investments:
Available-for-Sale:
Fixed maturities, at fair value (amortized cost: 2022, $1,678,575; 2021, $1,710,400; allowance for credit losses: 2022, $572; 2021, nil)	$1,528,743	$1,840,154
Mortgage loans, at amortized cost (allowance for credit losses: 2022, $965; 2021, $859)	157,068	155,720
Policy loans	50,791	52,068
Other investments	547	512
Total investments	1,737,149	2,048,454
Cash and cash equivalents	204,760	370,237
Reinsurance recoverables (allowance for credit losses: 2022, $3,500; 2021, $5,400)	189,465	184,971
Receivables	8,569	13,830
Accrued investment income	14,722	13,440
Deferred acquisition costs	214,324	175,258
Other assets	198,981	406,002
Separate account assets	4,230,890	5,432,261
Total assets	$6,798,860	$8,644,453

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$1,997,633	$2,106,471
Other liabilities	182,723	526,623
Separate account liabilities	4,230,890	5,432,261
Total liabilities	6,411,246	8,065,355
Shareholder’s Equity:
Common stock, $10 par value; 200,000 shares authorized, issued and outstanding	2,000	2,000
Additional paid-in capital	106,926	106,926
Retained earnings	386,646	420,377
Accumulated other comprehensive income (loss), net of tax	(107,958)	49,795
Total shareholder’s equity	387,614	579,098
Total liabilities and shareholder’s equity	$6,798,860	$8,644,453

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF INCOME

(in thousands)

Years Ended December 31,	2022	2021	2020
Revenues
Premiums	$16,693	$15,416	$17,699
Net investment income	72,209	65,369	70,451
Policy and contract charges	125,459	139,659	123,702
Other revenues	23,617	27,360	24,526
Net realized investment gains (losses)	(3,452)	11,580	(346)
Total revenues	234,526	259,384	236,032

Benefits and Expenses
Benefits, claims, losses and settlement expenses	107,180	84,589	83,691
Interest credited to fixed accounts	51,588	47,165	49,171
Amortization of deferred acquisition costs	8,919	6,296	18,276
Other insurance and operating expenses	34,217	35,838	35,551
Total benefits and expenses	201,904	173,888	186,689
Pretax income (loss)	32,622	85,496	49,343
Income tax provision (benefit)	3,353	15,392	7,671
Net income	$29,269	$70,104	$41,672

See Notes to Financial Statements.

STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

Years Ended December 31,	2022	2021	2020

Net income	$29,269	$70,104	$41,672
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	(157,753)	(40,322)	33,941
Total other comprehensive income (loss), net of tax	(157,753)	(40,322)	33,941
Total comprehensive income (loss)	$(128,484)	$29,782	$75,613

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF SHAREHOLDER’S EQUITY

(in thousands)

	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2020	$2,000	$106,926	$311,430	$56,176	$476,532
Cumulative effect of adoption of current expected credit losses guidance	—	—	(2,829)	—	(2,829)
Net income	—	—	41,672	—	41,672
Other comprehensive income (loss), net of tax	—	—	—	33,941	33,941
Balances at December 31, 2020	2,000	106,926	350,273	90,117	549,316
Net income	—	—	70,104	—	70,104
Other comprehensive income (loss), net of tax	—	—	—	(40,322)	(40,322)
Balances at December 31, 2021	2,000	106,926	420,377	49,795	579,098
Net income	—	—	29,269	—	29,269
Other comprehensive income (loss), net of tax	—	—	—	(157,753)	(157,753)
Cash dividend to RiverSource Life Insurance Company	—	—	(63,000)	—	(63,000)
Balances at December 31, 2022	$2,000	$106,926	$386,646	$(107,958)	$387,614

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF CASH FLOWS

(in thousands)

Years Ended December 31,	2022	2021	2020
Cash Flows from Operating Activities
Net income	$29,269	$70,104	$41,672
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	2,971	2,903	1,575
Deferred income tax (benefit) expense	(8,701)	(7,895)	(10,626)
Contractholder and policyholder charges, non-cash	(27,193)	(26,825)	(26,308)
(Gain) Loss from equity method investments	96	(44)	(53)
Net realized investment (gains) losses	1,918	(11,901)	(1,350)
Impairments and provision for loan losses	1,534	321	1,696
Change in operating assets and liabilities:
Deferred acquisition costs	(1,128)	(8,743)	3,739
Policyholder account balances, future policy benefits and claims, net	(23,755)	(41,807)	115,496
Derivatives, net of collateral	(136,006)	93,328	(34,858)
Reinsurance recoverables	(6,624)	(265)	(8,659)
Receivables	5,261	(5,580)	(237)
Accrued investment income	(1,282)	213	(593)
Current income tax, net	3,339	(19,210)	19,086
Other, net	3,279	10,712	3,676
Net cash provided by (used in) operating activities	(157,022)	55,311	104,256

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	152,436	15,898	6,109
Maturities, sinking fund payments and calls	229,741	322,473	208,944
Purchases	(356,097)	(361,731)	(329,029)
Proceeds from maturities and repayments of mortgage loans	12,845	18,041	18,508
Funding of mortgage loans	(14,299)	(5,700)	(23,585)
Proceeds from sales of other investments	—	47	3
Purchase of other investments	(131)	(9)	(9)
Change in policy loans, net	1,277	(3,356)	621
Net cash provided by (used in) investing activities	25,772	(14,337)	(118,438)

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	92,918	119,937	121,283
Net transfers from (to) separate accounts	(3,275)	(13,581)	(239)
Surrenders and other benefits	(90,640)	(91,215)	(86,335)
Proceeds from line of credit with Ameriprise Financial, Inc.	—	5,800	6,000
Payments on line of credit with Ameriprise Financial, Inc.	—	(5,800)	(6,000)
Cash received for purchased options with deferred premiums	30,753	53,361	—
Cash paid for purchased options with deferred premiums	(983)	(1,248)	(7,638)
Cash dividends to RiverSource Life Insurance Company	(63,000)	—	—
Net cash provided by (used in) financing activities	(34,227)	67,254	27,071
Net increase (decrease) in cash and cash equivalents	(165,477)	108,228	12,889
Cash and cash equivalents at beginning of period	370,237	262,009	249,120
Cash and cash equivalents at end of period	$204,760	$370,237	$262,009
Supplemental Disclosures:
Income taxes paid (received), net	$10,115	$42,497	$(790)

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

NOTES TO FINANCIAL STATEMENTS

1.  NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Co. of New York (the “Company”) is a stock life insurance company which is domiciled and holds a Certificate of Authority in the State of New York. The Company is a wholly owned subsidiary of RiverSource Life Insurance Company (“RiverSource Life”), which is domiciled in Minnesota. RiverSource Life is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). The Company issues insurance and annuity products to customers in the State of New York.

During 2022, the Company identified an error related to the shadow unearned revenue liability balance associated with universal life insurance products. The Company evaluated the error and determined that the impact was not material to the Company’s results for any period, but for comparability, the Company revised the prior period financial statements and related disclosures impacted. A summary of the revision to the Company’s previously reported financial statements is presented in Note 20.

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by the New York State Department of Financial Services (“New York Department”) (the Company’s primary regulator) as described in Note 14.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through April 19, 2023, the date the financial statements were issued. No subsequent events or transactions requiring recognition or disclosure were identified.

The Company’s principal products are variable annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance, which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) riders. The Company discontinued most new sales of its variable annuities with living benefit guarantees by the end of 2021 and new sales were completely discontinued as of mid-2022. As the Company continues to optimize its risk profile and shift its business mix to lower risk offerings, it has discontinued new sales of its UL insurance with secondary guarantees. The Company also offers immediate annuities, traditional life insurance and disability income (“DI”) insurance. In 2020, the Company discontinued sales of fixed deferred annuities.

The Company’s business is sold through the advisor network of Ameriprise Financial Services, LLC (“AFS”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the financial statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and the recognition of credit losses or impairments, deferred acquisition costs (“DAC”) and the corresponding recognition of DAC amortization, valuation of derivative instruments, future policy benefits and claims reserves and income tax provision and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to DAC, deferred sales inducement costs (“DSIC”), unearned revenue, benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Statements of Income upon disposition of the securities.

Available-for-Sale securities are impaired when the fair value of an investment is less than its amortized cost. When an Available-for-Sale security is impaired, the Company first assesses whether or not: (i) it has the intent to sell the security (i.e., made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, the Company recognizes an impairment by reducing the book value of the security for the difference between the investment’s amortized cost and its fair value with a corresponding charge to earnings. Subsequent increases in the fair value of Available-for-Sale securities that occur in periods after a write-down has occurred are recorded as unrealized gains in other comprehensive income (“OCI”), while subsequent decreases in fair value would continue to be recorded as reductions of book value with a charge to earnings.

For securities that do not meet the above criteria, the Company determines whether the decrease in fair value is due to a credit loss or due to other factors. The amount of impairment due to credit-related factors, if any, is recognized as an allowance for

RiverSource Life Insurance Co. of New York

credit losses with a related charge to net realized investment gains (losses). The allowance for credit losses is limited to the amount by which the security’s amortized cost basis exceeds its fair value. The amount of the impairment related to other factors is recognized in OCI.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are due to credit-related factors include: (i) the extent to which the market value is below amortized cost; (ii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iii) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors.

If through subsequent evaluation there is a sustained increase in cash flows expected, both the allowance and related charge to earnings may be reversed to reflect the increase in expected principal and interest payments.

In order to determine the amount of the credit loss component for corporate debt securities, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure. When assessing potential credit-related impairments for structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers credit-related factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections.

Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for Available-for-Sale securities. Accrued interest on Available-for-Sale securities is recorded as earned in Accrued investment income. Available-for-Sale securities are generally placed on nonaccrual status when the accrued balance becomes 90 days past due or earlier based on management’s evaluation of the facts and circumstances of each security under review. All previously accrued interest is reversed through Net investment income.

Financing Receivables

Financing receivables are comprised of mortgage loans and policy loans.

Mortgage Loans

Mortgage loans are loans on commercial properties that are originated by the Company and are recorded at amortized cost less the allowance for loan losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on mortgage loans is recorded in Net investment income.

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on policy loans is recorded in Net investment income.

Allowance for Credit Losses

The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected over the asset’s expected life, considering past events, current conditions and reasonable and supportable forecasts of future economic conditions. Estimates of expected credit losses consider both historical charge-off and recovery experience as well as current economic conditions and management’s expectation of future charge-off and recovery levels. Expected losses related to risks other than credit risk are excluded from the allowance for credit losses. The allowance for credit losses is measured and recorded upon initial recognition of the loan, regardless of whether it is originated or purchased.

The allowance for credit losses for mortgage loans utilizes a probability of default and loss severity approach to estimate lifetime expected credit losses. Actual historical default and loss severity data is adjusted for current conditions and reasonable and supportable forecasts of future economic conditions to develop the probability of default and loss severity assumptions that are applied to the amortized cost basis of the loans over the expected life of each portfolio. The allowance for credit losses on mortgage loans is recorded through provisions charged to Net realized investment gains (losses) and is reduced/increased by net charge-offs/recoveries.

Management determines the adequacy of the allowance for credit losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios and occupancy rates, along with reasonable and supportable forecasts of economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change. While the Company may

RiverSource Life Insurance Co. of New York

attribute portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses expected over the life of the loan portfolio.

Nonaccrual Loans

Mortgage loans are placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for mortgage loans.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments, and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring (“TDR”). Modifications to loan terms do not automatically result in TDRs. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Charge-off and Foreclosure

Charge-offs are recorded when the Company concludes that all or a portion of the mortgage loan is uncollectible. Factors used by the Company to determine whether all amounts due on mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location.

If it is determined that foreclosure on a mortgage loan is probable and the fair value is less than the current loan balance, expected credit losses are measured as the difference between the amortized cost basis of the asset and fair value less estimated costs to sell, if applicable. Upon foreclosure, the mortgage loan and related allowance are reversed, and the foreclosed property is recorded as real estate owned within Other assets.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, long term care (“LTC”) and DI, net of the change in any prepaid reinsurance asset, are reported as a reduction of Premiums. UL and VUL reinsurance premiums are reported as a reduction of Policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset and amortized over the estimated life of the policies in proportion to the estimated gross profits (“EGPs”) and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of Policy and contract charges. Reinsurance recoveries are reported as components of Benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded within Reinsurance recoverables, net of the allowance for credit losses. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term. The allowance for credit losses related to reinsurance recoverable is based on applying observable industry data including insurer ratings, default and loss severity data to the Company’s reinsurance recoverable balances. Management evaluates the results of the calculation and considers differences between the industry data and the Company’s data. Such differences include the fact that the Company has no actual history of losses and the fact that industry data may contain non-life insurers. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change given the long-term nature of these receivables. The allowance for credit losses on reinsurance recoverable is recorded through provisions charged to Benefits, claims, losses and settlement expenses.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which

RiverSource Life Insurance Co. of New York

risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within Policyholder account balances, future policy benefits and claims.

See Note 9 for additional information on reinsurance.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in Other assets or Other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment.

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Statements of Income with the corresponding change in the hedged asset or liability.

The equity component of IUL obligations is considered an embedded derivative. Additionally, certain annuities contain GMAB and GMWB provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 12 for information regarding the Company’s fair value measurement of derivative instruments and Note 16 for the impact of derivatives on the Statements of Income.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to AFS advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin, variable annuity benefit utilization and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Non-Traditional Long-Duration Products

For non-traditional long-duration products (including variable and fixed deferred annuity contracts, UL and VUL insurance products), DAC are amortized based on projections of EGPs over amortization periods equal to the approximate life of the business.

EGPs vary based on persistency rates (assumptions at which contractholders and policyholders are expected to surrender, make withdrawals from and make deposits to their contracts), mortality levels, client asset value growth rates (based on equity and bond market performance), variable annuity benefit utilization and interest margins (the spread between earned rates on invested assets and rates credited to contractholder and policyholder accounts) and are management’s best estimates. Management regularly monitors financial market conditions and actual contractholder and policyholder behavior experience and compares them to its assumptions. These assumptions are updated whenever it appears that earlier estimates should be revised. When

RiverSource Life Insurance Co. of New York

assumptions are changed, the percentage of EGPs used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made. At each balance sheet date, the DAC balance is adjusted for the effect that would result from the realization of unrealized gains (losses) on securities impacting EGPs, with the related change recognized through AOCI.

The client asset value growth rates are the rates at which variable annuity and VUL insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

Traditional Long-Duration Products

For traditional long-duration products (including traditional life and DI insurance products), DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium paying period. The assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities.

For traditional life and DI insurance products, the assumptions provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Statements of Income.

Deferred Sales Inducement Costs

Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. DSIC is recorded in Other assets and amortization of DSIC is recorded in Benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets represent funds held for the benefit of and Separate account liabilities represent the obligation to the variable annuity contractholders and variable life insurance policyholders who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Statements of Income. Separate account assets are recorded at fair value and Separate account liabilities are equal to the assets recognized.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the benefits associated with non-traditional and traditional long-duration products. Non-traditional long-duration products include variable annuity contracts, fixed annuity contracts and UL and VUL policies. Traditional long-duration products include term life, whole life, DI and LTC insurance products.

Guarantees accounted for as insurance liabilities include GMDB, guaranteed minimum income benefit (“GMIB”) and the life contingent benefits associated with GMWB. In addition, UL and VUL policies with product features that result in profits followed by losses are accounted for as insurance liabilities.

Guarantees accounted for as embedded derivatives include GMAB and the non-life contingent benefits associated with GMWB. In addition, the portion of indexed annuities and IUL policies allocated to the indexed account is accounted for as an embedded derivative.

Changes in future policy benefits and claims are reflected in earnings in the period adjustments are made. Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as Reinsurance recoverables.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, liabilities for guaranteed benefits associated with variable annuities and embedded derivatives for variable annuities and IUL products.

RiverSource Life Insurance Co. of New York

Liabilities for fixed account values on variable and fixed deferred annuities and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g., cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 11 for information regarding the liability for contracts with secondary guarantees.

Liabilities for IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions is determined by estimating the expected value of benefits that are contingent upon survival after the account value is equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency, benefit utilization and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, unless the Company’s management identifies a significant deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

See Note 11 for information regarding variable annuity guarantees.

Liabilities for fixed annuities in a benefit or payout status utilize assumptions established as of the date the payout phase is initiated. The liabilities are the present value of future estimated payments reduced for mortality (which is based on industry mortality tables with modifications based on the Company’s experience) and discounted with interest rates.

Embedded Derivatives

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions fluctuate based on equity, interest rate and credit markets and the estimate of the Company’s nonperformance risk, which can cause these embedded derivatives to be either an asset or a liability. The fair value of embedded derivatives related to IUL fluctuate based on equity markets and interest rates and the estimate of the Company’s nonperformance risk and is a liability. See Note 12 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies.

Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These unpaid amounts are calculated using anticipated claim continuance rates based on established industry tables, adjusted as appropriate for the Company’s experience. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life and DI insurance policies are based on the net level premium and LTC policies are based on a gross premium valuation reflecting management’s current

RiverSource Life Insurance Co. of New York

best estimate assumptions. Net level premium includes anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Gross premium valuation includes expected premium rate increases, benefit reductions, morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

For term life, whole life, DI and LTC policies, the Company utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests using current best estimate assumptions without provisions for adverse deviation annually in the third quarter of each year unless management identifies a material deviation over the course of quarterly monitoring. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any DAC balance), the existing net reserves are adjusted by first reducing the DAC balance by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than the DAC balance, then the net reserves are increased by the excess through a charge to current period earnings. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods. The assumptions for LTC insurance products are management’s best estimate as of the date of loss recognition and thus no longer provide for adverse deviations in experience.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using EGPs, similar to DAC. The unearned revenue liability is recorded in Other liabilities and the amortization is recorded in Policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the financial statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 18 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

RiverSource Life Insurance Co. of New York

Mortality and expense risk fees are based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

See Note 4 for further discussion of accounting policies on revenue from contracts with customers.

3.  RECENT ACCOUNTING PRONOUNCEMENTS

Future Adoption of New Accounting Standards

Financial Instruments — Credit Losses — Troubled Debt Restructurings and Vintage Disclosures

In March 2022, the Financial Accounting Standards Board (“FASB”) proposed amendments to Accounting Standards Update (“ASU”) 2016-13, Financial Instruments — Credit Losses: Measurement of Credit Losses on Financial Instruments (“Topic 326”). The update removes the recognition and measurement guidance for TDRs by creditors in Subtopic 310-40, Receivables — Troubled Debt Restructurings by Creditors, and modifies the disclosure requirements for certain loan refinancing and restructuring by creditors when a borrower is experiencing financial difficulty. Rather than applying the recognition and measurement for TDRs, an entity must apply the loan refinancing and restructuring guidance to determine whether a modification results in a new loan or a continuation of an existing loan. The update also requires entities to disclose current-period gross write-offs by year of origination for financing receivables and net investments in leases within the scope of Subtopic 326-20, Financial Instruments — Credit Losses — Measured at Amortized Cost. The amendments are to be applied prospectively, but entities may apply a modified retrospective transition for changes to the recognition and measurement of TDRs. For entities that have adopted Topic 326, the amendments are effective for interim and annual periods beginning after December 15, 2022. Early adoption is permitted for entities that have adopted Topic 326, including adoption in an interim period. The Company adopted the standard on January 1, 2023. The adoption of this update did not have an impact on the Company’s financial condition and results of operations.

Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts

In August 2018, the FASB updated the accounting standard related to long-duration insurance contracts (ASU 2018-12). The guidance changes elements of the measurement models and disclosure requirements for an issuer’s long-duration insurance contract benefits and acquisition costs by expanding the use of fair value accounting to certain contract benefits, requiring updates, if any, to assumptions used to measure liabilities for future policy benefit, and changing the amortization pattern of deferred acquisition costs to a constant level basis. Adoption of the accounting standard will not impact overall cash flows or regulatory capital requirements. When the Company adopts the standard as of January 1, 2021 (the “transition date”), opening equity will be adjusted for the adoption impacts to retained earnings and AOCI and prior periods presented (i.e. 2021 and 2022) will be restated. The adoption impact as of January 1, 2021 is estimated to be a reduction in total equity of approximately $76 million, of which a significant portion was reflected in AOCI. However, as of December 31, 2022, the impact on total equity is estimated to be an increase of approximately $6 million as a result of changes in the equity, credit, and rate environment subsequent to the transition date. The Company utilizes a governance framework to guide its adoption process and is managing a detailed implementation plan to support the timely application of the standard during 2023. The Company continues to refine its internal controls environment. These activities include, but are not limited to, execution of controls surrounding disclosure and financial reporting controls. The estimated adoption impact at transition date is subject to change as the Company completes its adoption process during 2023.

RiverSource Life Insurance Co. of New York

4.  REVENUE FROM CONTRACTS WITH CUSTOMERS

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Statements of Income:

	Years Ended December 31,
(in thousands)	2022	2021	2020
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$9,762	$11,402	$10,217
Unaffiliated	829	936	747
Total	10,591	12,338	10,964
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	2,474	2,908	2,560
Unaffiliated	1,019	1,127	1,019
	3,493	4,035	3,579
Other fees
Affiliated (from Columbia Management Investment Advisers, LLC (“CMIA”) and Columbia Wanger Asset Management, LLC)	19,845	22,969	20,638
Unaffiliated	232	282	226
	20,077	23,251	20,864
Total	23,570	27,286	24,443
Total revenue from contracts with customers	34,161	39,624	35,407
Revenue from other sources(1)	200,365	219,760	200,625
Total revenues	$234,526	$259,384	$236,032

(1)	Amounts primarily consist of revenue associated with insurance and annuity products or financial instruments.

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and contract charges

The Company earns revenue for providing distribution-related services to affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

Other revenues

Administrative fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds that are available as underlying instruments in its variable annuity and variable life insurance products. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFS, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $2.9 million and $3.6 million as of December 31, 2022 and 2021, respectively.

RiverSource Life Insurance Co. of New York

5.  VARIABLE INTEREST ENTITIES

The Company invests in structured investments which are considered variable interest entities (“VIEs”) for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities, and commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its amortized cost. The Company has no obligation to provide financial or other support to the structured investments beyond its investment nor has the Company provided any support to the structured investments. See Note 6 for additional information on these structured investments.

6.  INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2022
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value

Fixed maturities:
Corporate debt securities	$905,629	$13,188	$(85,717)	$(572)	$832,528
Residential mortgage backed securities	310,338	27	(41,976)	—	268,389
Commercial mortgage backed securities	340,684	—	(39,053)	—	301,631
State and municipal obligations	86,002	6,539	(781)	—	91,760
Asset backed securities	34,959	1,033	(2,552)	—	33,440
Foreign government bonds and obligations	747	68	(35)	—	780
U.S. government and agency obligations	216	—	(1)	—	215
Total	$1,678,575	$20,855	$(170,115)	$(572)	$1,528,743

	December 31, 2021
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value

Fixed maturities:
Corporate debt securities	$921,350	$90,826	$(4,480)	$—	$1,007,696
Residential mortgage backed securities	337,609	3,997	(1,303)	—	340,303
Commercial mortgage backed securities	320,574	8,502	(763)	—	328,313
State and municipal obligations	108,074	30,827	(5)	—	138,896
Asset backed securities	20,894	1,910	(6)	—	22,798
Foreign government bonds and obligations	1,789	271	(22)	—	2,038
U.S. government and agency obligations	110	—	—	—	110
Total	$1,710,400	$136,333	$(6,579)	$—	$1,840,154

As of December 31, 2022 and 2021, accrued interest of $14.2 million and $12.9 million, respectively, is excluded from the amortized cost basis of Available-for-Sale securities in the tables above and is recorded in Accrued investment income.

As of December 31, 2022 and 2021, investment securities with a fair value of $117.4 million and $208.8 million, respectively, were pledged to meet contractual obligations under derivative contracts, of which $32.5 million and $144.3 million, respectively, may be sold, pledged or rehypothecated by the counterparty.

As of December 31, 2022 and 2021, fixed maturity securities comprised approximately 88% and 90%, respectively, of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2022 and 2021, $21.9 million and $34.6 million, respectively, of securities were internally rated by CMIA, an affiliate of the Company, using criteria similar to those used by NRSROs.

RiverSource Life Insurance Co. of New York

A summary of fixed maturity securities by rating was as follows:

	December 31, 2022			December 31, 2021
Ratings (in thousands, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$681,243	$598,313	39%	$674,144	$686,258	37%
AA	62,194	68,657	5	59,332	80,770	5
A	128,524	128,819	8	181,353	216,077	12
BBB	749,531	681,552	45	687,598	740,720	40
Below investment grade	57,083	51,402	3	107,973	116,329	6
Total fixed maturities	$1,678,575	$1,528,743	100%	$1,710,400	$1,840,154	100%

As of December 31, 2022 and 2021, approximately 42% and 46%, respectively, of securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any issuer were greater than 10% of the Company’s total shareholder’s equity as of both December 31, 2022 and 2021.

The following tables summarize the fair value and gross unrealized losses on Available-for-Sale securities, aggregated by major investment type and the length of time that individual securities have been in a continuous unrealized loss position for which no allowance for credit losses has been recorded:

	December 31, 2022
	Less than 12 months			12 months or more			Total
Description of Securities (in thousands, except number of securities)	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	190	$533,591	$(39,382)	49	$169,667	$(46,335)	239	$703,258	$(85,717)
Residential mortgage backed securities	64	115,585	(9,029)	6	151,248	(32,947)	70	266,833	(41,976)
Commercial mortgage backed securities	94	245,420	(27,630)	10	56,211	(11,423)	104	301,631	(39,053)
State and municipal obligations	14	8,637	(738)	1	207	(43)	15	8,844	(781)
Asset backed securities	15	26,559	(2,552)	—	—	—	15	26,559	(2,552)
U.S. government and agency obligations	1	215	(1)	—	—	—	1	215	(1)
Foreign government bonds and obligations	—	—	—	1	71	(35)	1	71	(35)
Total	378	$930,007	$(79,332)	67	$377,404	$(90,783)	445	$1,307,411	$(170,115)

	December 31, 2021
	Less than 12 months			12 months or more			Total
Description of Securities (in thousands, except number of securities)	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	56	$223,974	$(3,986)	6	$7,924	$(494)	62	$231,898	$(4,480)
Residential mortgage backed securities	8	201,216	(1,303)	—	—	—	8	201,216	(1,303)
Commercial mortgage backed securities	12	74,061	(761)	1	863	(2)	13	74,924	(763)
State and municipal obligations	2	500	(5)	—	—	—	2	500	(5)
Asset backed securities	1	4,493	(6)	—	—	—	1	4,493	(6)
Foreign government bonds and obligations	—	—	—	1	86	(22)	1	86	(22)
Total	79	$504,244	$(6,061)	8	$8,873	$(518)	87	$513,117	$(6,579)

As part of the Company’s ongoing monitoring process, management determined that the change in gross unrealized losses on its Available-for-Sale securities for which an allowance for credit losses has not been recognized during the year ended December 31, 2022 is primarily attributable to the impact of higher interest rates and wider credit spreads driven by continued market volatility, with no specific credit concerns. The Company did not recognize these unrealized losses in earnings because it was determined that such losses were due to non-credit factors. The Company does not intend to sell these securities and does not believe that it is more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. As of December 31, 2022 and 2021, approximately 89% and 77%, respectively, of the total of Available-for-Sale securities with gross unrealized losses were considered investment grade.

RiverSource Life Insurance Co. of New York

The following table presents a rollforward of the allowance for credit losses on Available-for-Sale securities:

(in thousands)	Corporate Debt Securities
Balance at January 1, 2020	$—
Additions for which credit losses were not previously recorded	975
Additional increases (decreases) on securities that had an allowance recorded in a previous period	(236)
Balance at December 31, 2020	739
Additional increases (decreases) on securities that had an allowance recorded in a previous period	(104)
Charge-offs	(635)
Balance at December 31, 2021	—
Additions for which credit losses were not previously recorded	572
Balance at December 31, 2022	$572

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in Net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in thousands)	2022	2021	2020
Gross realized investment gains	$1,316	$11,923	$1,461
Gross realized investment losses	(3,234)	(9)	(111)
Credit reversals (losses)	(572)	104	(739)
Other impairments	(856)	(1,641)	—
Total	$(3,346)	$10,377	$611

Credit losses for the year ended December 31, 2022 primarily related to recording an allowance for credit losses on a corporate debt security in the communications industry. For the year ended December 31, 2021, net credit reversals primarily related to decreases in an allowance for credit losses. For the year ended December 31, 2020, credit losses primarily related to recording an allowance for credit losses on certain corporate debt securities, primarily in the oil and gas industry. Other impairments for the years ended December 31, 2022 and 2021 related to Available-for-Sale securities which the Company intended to sell.

See Note 17 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity as of December 31, 2022 were as follows:

(in thousands)	Amortized Cost	Fair Value
Due within one year	$51,401	$51,015
Due after one year through five years	180,422	173,055
Due after five years through 10 years	179,652	154,191
Due after 10 years	581,119	547,022
	992,594	925,283
Residential mortgage backed securities	310,338	268,389
Commercial mortgage backed securities	340,684	301,631
Asset backed securities	34,959	33,440
Total	$1,678,575	$1,528,743

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

The following is a summary of Net investment income:

	Years Ended December 31,
(in thousands)	2022	2021	2020
Fixed maturities	$60,796	$57,644	$60,840
Mortgage loans	6,419	7,223	7,876
Other investments	6,926	2,411	3,480
	74,141	67,278	72,196
Less: investment expenses	1,932	1,909	1,745
Total	$72,209	$65,369	$70,451

RiverSource Life Insurance Co. of New York

7.  FINANCING RECEIVABLES

Financing receivables are comprised of mortgage loans and policy loans. See Note 2 for information regarding the Company’s accounting policies related to financing receivables and the allowance for credit losses.

Allowance for Credit Losses

The following table presents a rollforward of the allowance for credit losses:

(in thousands)	Mortgage Loans
Balance at December 31, 2019(1)	$2,038
Cumulative effect of adoption of current expected credit losses guidance	(919)
Balance at January 1, 2020	1,119
Provisions	956
Balance at December 31, 2020	2,075
Provisions	(1,216)
Balance at December 31, 2021	859
Provisions	106
Balance at December 31, 2022	$965

(1)	Prior to January 1, 2020, the allowance for credit losses was based on an incurred loss model that did not require estimating expected credit losses over the expected life of the asset.

As of December 31, 2022 and 2021, accrued interest on mortgage loans was $516 thousand and $501 thousand, respectively, and is recorded in Accrued investment income and excluded from the amortized cost basis of mortgage loans.

Credit Quality Information

There were no nonperforming loans as of both December 31, 2022 and 2021. All loans were considered to be performing.

Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on mortgage loans. Loan-to-value ratio is the primary credit quality indicator included in this review.

Based on this review, the mortgage loans are assigned an internal risk rating, which management updates when credit risk changes. Mortgage loans which management has assigned its highest risk rating were nil as of both December 31, 2022 and 2021. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. There were no mortgage loans past due as of both December 31, 2022 and 2021.

The tables below present the amortized cost basis of mortgage loans by year of origination and loan-to-value ratio:

(in thousands)	December 31, 2022
	2022	2021	2020	2019	2018	Prior	Total
Loan-to-Value Ratio
>100%	$—	$—	$2,003	$—	$—	$1,082	$3,085
80% – 100%	—	2,480	1,751	—	2,191	6,369	12,791
60% – 80%	7,205	1,741	5,950	6,430	1,691	2,739	25,756
40% – 60%	1,142	1,337	2,907	5,195	10,993	21,202	42,776
<40%	—	—	8,970	7,280	8,903	48,472	73,625
Total	$8,347	$5,558	$21,581	$18,905	$23,778	$79,864	$158,033

(in thousands)	December 31, 2021
	2021	2020	2019	2018	2017	Prior	Total
Loan-to-Value Ratio
>100%	$—	$—	$—	$—	$—	$—	$—
80% – 100%	2,500	1,940	2,702	2,261	—	1,332	10,735
60% – 80%	1,786	5,913	2,408	3,514	4,255	1,471	19,347
40% – 60%	1,384	7,769	11,767	12,934	8,010	21,749	63,613
<40%	—	6,655	2,675	6,070	10,148	37,336	62,884
Total	$5,670	$22,277	$19,552	$24,779	$22,413	$61,888	$156,579

Loan-to-value ratio is based on income and expense data provided by borrowers at least annually and long-term capitalization rate assumptions based on property type.

RiverSource Life Insurance Co. of New York

In addition, the Company reviews the concentrations of credit risk by region and property type. Concentrations of credit risk of mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31,		December 31,
	2022	2021	2022	2021
	(in thousands)
Pacific	$47,107	$45,171	30%	29%
South Atlantic	30,528	27,124	19	17
Mountain	21,716	22,735	14	15
Middle Atlantic	16,994	17,604	11	11
East North Central	13,993	13,621	9	9
West North Central	11,651	13,224	7	8
West South Central	7,103	7,669	5	5
East South Central	5,274	5,629	3	4
New England	3,667	3,802	2	2

	158,033	156,579	100%	100%

Less: allowance for credit losses	965	859

Total	$157,068	$155,720

Concentrations of credit risk of mortgage loans by property type were as follows:

	Loans		Percentage
	December 31,		December 31,
	2022	2021	2022	2021
	(in thousands)
Apartments	$48,592	$44,365	31%	28%
Retail	45,513	45,906	29	29
Industrial	26,501	30,310	17	19
Office	18,953	18,023	12	12
Mixed use	7,444	7,883	4	5
Other	11,030	10,092	7	7

	158,033	156,579	100%	100%

Less: allowance for credit losses	965	859

Total	$157,068	$155,720

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Troubled Debt Restructurings

There were no loans accounted for as a troubled debt restructuring by the Company during the years ended December 31, 2022, 2021 and 2020. There are no commitments to lend additional funds to borrowers whose loans have been restructured.

8.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

Management updates market-related inputs on a quarterly basis and implements model changes related to the living benefit valuation. In addition, management conducts its annual review of life insurance and annuity valuation assumptions relative to current experience and management expectations including modeling changes. These aforementioned changes are collectively referred to as unlocking. The impact of unlocking to DAC for the year ended December 31, 2022 primarily reflected a favorable impact from lower surrenders on fixed annuities and variable universal life products. The impact of unlocking to DAC for the year ended December 31, 2021 primarily reflected a favorable impact from lower surrenders on variable annuities with living benefits and spread changes on universal life products. The impact of unlocking to DAC for the year ended December 31, 2020 primarily reflected updates to interest rate assumptions, partially offset by a favorable impact from lower surrenders on annuity contracts with a withdrawal benefit.

RiverSource Life Insurance Co. of New York

The balances of and changes in DAC were as follows:

(in thousands)	2022	2021	2020
Balance at January 1	$175,258	$162,650	$174,062
Capitalization of acquisition costs	10,047	15,039	14,537
Amortization	(9,827)	(12,277)	(13,599)
Amortization, impact of valuation assumptions review	908	5,981	(4,677)
Impact of change in net unrealized (gains) losses on securities	37,938	3,865	(7,673)
Balance at December 31	$214,324	$175,258	$162,650

The balances of and changes in DSIC, which is included in Other assets, were as follows:

(in thousands)	2022	2021	2020
Balance at January 1	$8,098	$8,596	$10,096
Capitalization of sales inducement costs	38	52	59
Amortization	(1,251)	(934)	(730)
Amortization, impact of valuation assumptions review	101	102	(902)
Impact of change in net unrealized (gains) losses on securities	2,844	282	73
Balance at December 31	$9,830	$8,098	$8,596

9.  REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2002 and new individual UL and VUL insurance policies beginning in 2003. Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2002 is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance risk previously assumed under reinsurance arrangements with an unaffiliated insurance company.

As of December 31, 2002, the Company discontinued underwriting LTC insurance. For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to Genworth Life Insurance Company of New York (“Genworth”) and retains the remaining risk. This reinsurance arrangement applies for 1996 and later issues only. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in 2010 and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2010. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of both December 31, 2022 and 2021, traditional life and UL insurance policies in force were $11.5 billion, of which $8.2 billion and $8.1 billion as of December 31, 2022 and 2021 were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in thousands)	2022	2021	2020
Direct premiums	$27,673	$26,456	$29,441
Reinsurance ceded	(10,980)	(11,040)	(11,742)
Net premiums	$16,693	$15,416	$17,699

RiverSource Life Insurance Co. of New York

Policy and contract charges are presented on the Statements of Income net of $10.3 million, $9.3 million and $8.5 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2022, 2021 and 2020, respectively.

The amount of claims recovered through reinsurance on all contracts was $20.4 million, $16.0 million and $22.7 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Reinsurance recoverables include approximately $145.6 million and $143.4 million related to LTC risk ceded to Genworth as of December 31, 2022 and 2021, respectively.

Policyholder account balances, future policy benefits and claims include $1.2 million and $1.4 million related to previously assumed reinsurance arrangements as of December 31, 2022 and 2021, respectively.

10.  POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS AND SEPARATE ACCOUNT LIABILITIES

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in thousands)	2022	2021
Policyholder account balances
Fixed annuities(1)	$758,617	$779,580
Variable annuity fixed sub-accounts	267,080	268,266
UL/VUL insurance	188,719	193,239
IUL insurance	152,485	143,396
Other life insurance	25,984	28,265
Total policyholder account balances	1,392,885	1,412,746
Future policy benefits
Variable annuity GMWB	58,082	97,348
Variable annuity GMAB(2)	2,506	(2,705)
Other annuity liabilities	958	8,896
Fixed annuity life contingent liabilities	69,278	74,672
Life and DI insurance	64,826	66,569
LTC insurance	320,793	355,747
UL/VUL and other life insurance additional liabilities	75,907	84,319
Total future policy benefits	592,350	684,846
Policy claims and other policyholders’ funds	12,398	8,879
Total policyholder account balances, future policy benefits and claims	$1,997,633	$2,106,471

(1)	Includes fixed deferred annuities and non-life contingent fixed payout annuities.
(2)	Includes the fair value of GMAB embedded derivatives that was a net asset as of December 31, 2021 reported as a contra liability.

Fixed Annuities

Fixed annuities include both deferred and payout contracts. In 2020, the Company discontinued sales of fixed deferred annuities.

Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 2.23% to 9.38% as of December 31, 2022, depending on year of issue, with an average rate of approximately 3.66%. The Company generally invests the proceeds from the annuity contracts in fixed rate securities.

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

See Note 2 and Note 11 for information regarding the Company’s variable annuity guarantees. See Note 12 and Note 16 for additional information regarding the Company’s derivative instruments used to hedge risks related to GMWB and GMAB provisions. The Company does not currently hedge its risk under the GMDB and GMIB provisions.

Insurance Liabilities

UL/VUL is the largest group of insurance policies written by the Company. Purchasers of UL accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

RiverSource Life Insurance Co. of New York

IUL is a UL policy that includes an indexed account. The rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to stated account parameters, which include a cap and floor, or a spread and floor). The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. See Note 16 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims and unpaid reported claims.

The liability for estimates of benefits that will become payable on future claims on term life, whole life and DI policies is based on the net level premium and LTC policies is based on a gross premium valuation reflecting management’s current best estimate assumptions. Both include the anticipated interest rates earned on assets supporting the liability. Anticipated interest rates for term and whole life ranged from 2.25% to 10% as of December 31, 2022. Anticipated interest rates for DI policies ranged from 4% to 7.5% as of December 31, 2022 and for LTC policies ranged from 5% to 5.7% as of December 31, 2022.

The liability for unpaid reported claims on DI and LTC policies includes an estimate of the present value of obligations for continuing benefit payments. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts and were 4.5% and 5.95% for DI and LTC claims, respectively, as of December 31, 2022.

Portions of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

Separate Account Liabilities

Separate account liabilities consisted of the following:

	December 31,
(in thousands)	2022	2021
Variable annuity	$3,793,152	$4,897,176
VUL insurance	436.852	534,001
Other insurance	886	1,084
Total	$4,230,890	$5,432,261

11.  VARIABLE ANNUITY AND INSURANCE GUARANTEES

Most of the variable annuity contracts issued by the Company contain one or more GMDB provisions. The Company discontinued most new sales of GMWB and GMAB by the end of 2021 and new sales were completely discontinued as of mid-2022. The Company also previously offered contracts containing GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company’s variable annuity guarantees.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At contract issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

RiverSource Life Insurance Co. of New York

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue could obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL policies provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2022				December 31, 2021
Variable Annuity Guarantees by Benefit Type(1) (in thousands, except age)	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age
GMDB:
Return of premium	$3,107,162	$3,029,801	$58,764	69	$3,981,649	$3,893,764	$212	68
Five/six-year reset	391,680	224,853	10,643	70	472,012	306,636	337	68
One-year ratchet	407,827	394,333	70,666	72	526,810	514,172	704	71
Five-year ratchet	115,869	112,567	7,762	69	157,344	153,695	72	69
Total — GMDB	$4,022,538	$3,761,554	$147,835	69	$5,137,815	$4,868,267	$1,325	68
GMIB	$10,154	$8,777	$336	73	$14,253	$12,895	$57	72
GMWB:
GMWB	$88,454	$88,204	$1,305	75	$119,783	$119,419	$27	75
GMWB for life	2,294,663	2,294,227	70,408	70	2,999,127	2,996,699	333	69
Total — GMWB	$2,383,117	$2,382,431	$71,713	70	$3,118,910	$3,116,118	$360	69
GMAB	$134,770	$134,770	$12,798	62	$196,030	$196,030	$5	61

(1)

Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

The net amount at risk for GMDB and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

The following table provides information related to insurance guarantees for which the Company has established additional liabilities:

	December 31, 2022		December 31, 2021
(in thousands, except age)	Net Amount at Risk	Weighted Average Attained Age	Net Amount at Risk	Weighted Average Attained Age
UL secondary guarantees	$465,663	69	$470,385	68

The net amount at risk for UL secondary guarantees is defined as the current guaranteed death benefit amount in excess of the current policyholder account balance.

RiverSource Life Insurance Co. of New York

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees were as follows:

(in thousands)	GMDB	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2020	$570	$207	$53,604	$(3,987)	$51,480
Incurred claims	806	(9)	83,320	3,445	15,959
Paid claims	(447)	—	—	—	(5,364)
Balance at December 31, 2020	929	198	136,924	(542)	62,075
Incurred claims	680	(10)	(39,577)	(2,163)	10,183
Paid claims	(2)	—	—	—	(2,490)
Balance at December 31, 2021	1,607	188	97,347	(2,705)	69,768
Incurred claims	2,038	56	(39,265)	5,211	9,420
Paid claims	(1,079)	—	—	—	(3,342)
Balance at December 31, 2022	$2,566	$244	$58,082	$2,506	$75,846

(1)	The incurred claims for GMWB and GMAB include the change in the fair value of the liabilities (contra liabilities) less paid claims.

The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in thousands)	2022	2021
Mutual funds:
Equity	$2,278,954	$2,889,953
Bond	1,235,936	1,486,601
Other	374,543	502,889
Total mutual funds	$3,889,433	$4,879,443

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2022, 2021 and 2020.

12.  FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety.

The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

RiverSource Life Insurance Co. of New York

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2022
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$803,156	$29,372	$832,528
Residential mortgage backed securities	—	268,389	—	268,389
Commercial mortgage backed securities	—	301,631	—	301,631
State and municipal obligations	—	91,760	—	91,760
Asset backed securities	—	33,440	—	33,440
Foreign government bonds and obligations	—	780	—	780
U.S. government and agency obligations	215	—	—	215
Total Available-for-Sale securities	215	1,499,156	29,372	1,528,743
Cash equivalents	—	204,645	—	204,645
Other assets:
Interest rate derivative contracts	138	11,278	—	11,416
Equity derivative contracts	3,851	77,768	—	81,619
Foreign exchange derivative contracts	11	1,230	—	1,241
Total other assets	4,000	90,276	—	94,276
Separate account assets at net asset value (“NAV”)				4,230,890	(1)
Total assets at fair value	$4,215	$1,794,077	$29,372	$6,058,554

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$42,382	$42,382
GMWB and GMAB embedded derivatives	—	—	21,459	21,459	(2)
Total policyholder account balances, future policy benefits and claims	—	—	63,841	63,841	(3)
Other liabilities:
Interest rate derivative contracts	—	7,625	—	7,625
Equity derivative contracts	53	50,834	—	50,887
Foreign exchange derivative contracts	272	—	—	272
Total other liabilities	325	58,459	—	58,784
Total liabilities at fair value	$325	$58,459	$63,841	$122,625

RiverSource Life Insurance Co. of New York

	December 31, 2021
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$961,862	$45,834	$1,007,696
Residential mortgage backed securities	—	340,303	—	340,303
Commercial mortgage backed securities	—	328,313	—	328,313
State and municipal obligations	—	138,896	—	138,896
Asset backed securities	—	22,798	—	22,798
Foreign government bonds and obligations	—	2,038	—	2,038
U.S. government and agency obligations	110	—	—	110
Total Available-for-Sale securities	110	1,794,210	45,834	1,840,154
Cash equivalents	—	370,121	—	370,121
Other assets:
Interest rate derivative contracts	—	75,145	—	75,145
Equity derivative contracts	1,459	252,365	—	253,824
Foreign exchange derivative contracts	—	547	—	547
Total other assets	1,459	328,057	—	329,516
Separate account assets at NAV				5,432,261	(1)
Total assets at fair value	$1,569	$2,492,388	$45,834	$7,972,052

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$51,617	$51,617
GMWB and GMAB embedded derivatives	—	—	71,065	71,065	(4)
Total policyholder account balances, future policy benefits and claims	—	—	122,682	122,682	(5)
Other liabilities:
Interest rate derivative contracts	—	36,683	—	36,683
Equity derivative contracts	4	194,211	—	194,215
Foreign exchange derivative contracts	52	—	—	52
Total other liabilities	56	230,894	—	230,950
Total liabilities at fair value	$56	$230,894	$122,682	$353,632

(1)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(2)

The fair value of the GMWB and GMAB embedded derivatives included $40.9 million of individual contracts in a liability position and $19.4 million of individual contracts in an asset position (recorded as a contra liability) as of December 31, 2022.

(3)	The Company’s adjustment for nonperformance risk resulted in a $27.1 million cumulative decrease to the embedded derivatives as of December 31, 2022.
(4)

The fair value of the GMWB and GMAB embedded derivatives included $81.1 million of individual contracts in a liability position and $10.0 million of individual contracts in an asset position (recorded as a contra liability) as of December 31, 2021.

(5)	The Company’s adjustment for nonperformance risk resulted in a $34.0 million cumulative decrease to the embedded derivatives as of December 31, 2021.

RiverSource Life Insurance Co. of New York

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for- Sale Securities		Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives	Total
Balance at January 1, 2022	$45,834		$(51,617)		$(71,065)	$(122,682)
Total gains (losses) included in:
Net income	(69	)(1)	5,029	(2)	64,964 (3)	69,993
Other comprehensive income (loss)	(3,002)		—		—	—
Issues	—		(2,483)		(19,679)	(22,162)
Settlements	(13,391)		6,689		4,321	11,010
Balance at December 31, 2022	$29,372		$(42,382)		$(21,459)	$(63,841)
Changes in unrealized gains (losses) in net income relating to assets and liabilities held at December 31, 2022	$(66	)(1)	$5,029	(2)	$63,799 (3)	$68,828
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets and liabilities held at December 31, 2022	$(2,829)		$—		$—	$—

	Available-for- Sale Securities		Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives	Total
Balance at January 1, 2021	$64,484		$(52,327)		$(116,490)	$(168,817)
Total gains (losses) included in:
Net income	(66	)(1)	(4,136	)(2)	73,798 (3)	69,662
Other comprehensive income (loss)	(1,237)		—		—	—
Issues	—		(299)		(21,012)	(21,311)
Settlements	(9,341)		5,145		(7,361)	(2,216)
Transfers into Level 3	33,041		—		—	—
Transfers out of Level 3	(41,047)		—		—	—
Balance at December 31, 2021	$45,834		$(51,617)		$(71,065)	$(122,682)
Changes in unrealized gains (losses) in net income relating to assets and liabilities held at December 31, 2021	$(61	)(1)	$(4,136	)(2)	$71,262 (3)	$67,126
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets and liabilities held at December 31, 2021	$(962)		$—		$—	$—

	Available-for- Sale Securities		Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance at January 1, 2020	$64,484		$(47,214)		$(32,326)		$(79,540)
Total gains (losses) included in:
Net income	(71	)(1)	(4,566	)(2)	(59,884	)(3)	(64,450)
Other comprehensive income (loss)	1,503		—		—		—
Purchases	5,441		—		—		—
Issues	—		(4,896)		(20,634)		(25,530)
Settlements	(6,873)		4,349		(3,646)		703
Balance at December 31, 2020	$64,484		$(52,327)		$(116,490)		$(168,817)
Changes in unrealized gains (losses) in net income relating to assets and liabilities held at December 31, 2020	$(71	)(1)	$(4,566	)(2)	$(62,930	)(3)	$(67,496)
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets and liabilities held at December 31, 2020	$1,504		$—		$—		$—

(1)	Included in Net investment income.
(2)	Included in Interest credited to fixed accounts.
(3)	Included in Benefits, claims, losses and settlement expenses.

RiverSource Life Insurance Co. of New York

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $(4.1) million, $(4.2) million and $11.3 million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the years ended December 31, 2022, 2021 and 2020, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third-party pricing service with observable inputs or fair values that were included in an observable transaction with a market participant. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2022
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$29,351	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	1.1%	–	2.3%	1.7%
IUL embedded derivatives	$42,382	Discounted cash flow	Nonperformance risk(2)	95 bps			95	bps
GMWB and GMAB embedded derivatives	$21,459	Discounted cash flow	Utilization of guaranteed withdrawals(3)(4)	0.0%	–	48.0%	11.4%
			Surrender rate (5)	0.1%	–	55.7%	3.4%
			Market volatility (6) (7)	5.0%	–	17.4%	11.7%
			Nonperformance risk (2)	95 bps			95	bps

	December 31, 2021
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$45,816	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	0.8%	–	1.9%	1.3%
IUL embedded derivatives	$51,617	Discounted cash flow	Nonperformance risk (2)	65 bps			65	bps
GMWB and GMAB embedded derivatives	$71,065	Discounted cash flow	Utilization of guaranteed withdrawals(3)(4)	0.0%	–	48.0%	10.9%
			Surrender rate (5)	0.1%	–	55.7%	3.6%
			Market volatility (6) (7)	4.3%	–	16.8%	10.8%
			Nonperformance risk (2)	65 bps			65	bps

(1)

The weighted average for the yield/spread to U.S. Treasuries for corporate debt securities (private placements) is weighted based on the security’s market value as a percentage of the aggregate market value of the securities.

(2)

The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives. During the third quarter of 2022, the Company changed to using a U.S. Treasury curve as its observable discount rate curve reflecting the evolution of LIBOR discontinuation as an observable reference rate used by market participants.

(3)	The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year.
(4)

The weighted average utilization rate represents the average assumption for the current year, weighting each policy evenly. The calculation excludes policies that have already started taking withdrawals.

(5)

The weighted average surrender rate is weighted based on the benefit base of each contract and represents the average assumption in the current year including the effect of a dynamic surrender formula.

(6)	Market volatility represents the implied volatility of fund of funds and managed volatility funds.
(7)	The weighted average market volatility represents the average volatility across all contracts, weighted by the size of the guaranteed benefit.

Level 3 measurements not included in the tables above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly higher (lower) liability value.

Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution channel and whether the value of the guaranteed benefit exceeds the contract accumulation value.

RiverSource Life Insurance Co. of New York

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. The fair value of securities included in an observable transaction with a market participant are also considered Level 2 when the market is not active.

Level 3 securities primarily include certain corporate bonds. The fair value of corporate bonds classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Cash Equivalents

Cash equivalents include time deposits and other highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. The Company’s cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of both December 31, 2022 and 2021. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

There is no active market for the transfer of the Company’s embedded derivatives attributable to the provisions of certain variable annuity riders and IUL products.

RiverSource Life Insurance Co. of New York

The Company values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value as the present value of future expected benefit payments less the present value of future expected rider fees attributable to the embedded derivative feature. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to implied volatility as well as contractholder behavior assumptions that include margins for risk, all of which the Company believes a market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

The Company uses discounted cash flow models to determine the fair value of the embedded derivatives associated with the provisions of its IUL products. The fair value of the IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and the significant unobservable estimate of the Company’s nonperformance risk. Given the significance of the nonperformance risk assumption, the IUL embedded derivatives are classified as Level 3.

The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of both December 31, 2022 and 2021. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

Fair Value on a Nonrecurring Basis

During the years ended December 31, 2022 and 2021, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

Assets and Liabilities Not Reported at Fair Value

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value:

	December 31, 2022
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$157,068	$—	$—	$143,477	$143,477
Policy loans	50,791	—	50,791	—	50,791

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$761,275	$—	$—	$728,833	$728,833
Separate account liabilities – investment contracts	3,048	—	3,048	—	3,048

	December 31, 2021
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$155,720	$—	$—	$162,999	$162,999
Policy loans	52,068	—	52,068	—	52,068

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$782,398	$—	$—	$914,709	$914,709
Separate account liabilities – investment contracts	4,124	—	4,124	—	4,124

See Note 7 for additional information on mortgage loans and policy loans.

Policyholder account balances, future policy benefits and claims include fixed annuities in deferral status, non-life contingent fixed annuities in payout status, and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 10 for additional information on these liabilities. Separate account liabilities are related to certain annuity products that are classified as investment contracts.

RiverSource Life Insurance Co. of New York

13.  RELATED PARTY TRANSACTIONS

Revenues

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

Expenses

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $22.9 million, $23.1 million and $24.1 million for the years ended December 31, 2022, 2021 and 2020, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Income Taxes

The Company’s taxable income is included in the consolidated federal income tax returns of Ameriprise Financial. The net amount due to Ameriprise Financial for federal income taxes was $3.8 million and $698 thousand as of December 31, 2022 and 2021, respectively, which is reflected in Other liabilities.

Lines of Credit

The Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under this line of credit may not exceed the lesser of $25 million or 3% of the Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing under the agreement is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period. Amounts borrowed may be repaid at any time with no prepayment penalty. The credit agreement is amended to extend the maturity on an annual basis with Ameriprise Financial, subject to the New York Department’s non-disapproval. There were no amounts outstanding on this line of credit as of both December 31, 2022 and 2021.

Dividends or Distributions

During the years ended December 31, 2022, 2021 and 2020, the Company paid cash dividends or distributions of $63 million, nil and nil, respectively, to RiverSource Life. For dividend or other distributions from the Company, advance notification was provided to the New York Department prior to payments. See Note 14 for additional information.

14.  STATUTORY ACCOUNTING PRINCIPLES AND REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The State of New York has adopted the NAIC Accounting Practices and Procedures Manual as its prescribed basis of statutory accounting principles. In addition, New York has prescribed certain reserve requirements that differ from those required under NAIC statutory accounting principles. As of December 31, 2022 and 2021, application of these New York prescribed practices which deviate from the NAIC requirements resulted in an increase of $66.0 million and a decrease of $20.3 million to the Company’s net income, respectively, and a decrease to the Company’s statutory surplus of $83.2 million and $149.2 million, respectively. The Company’s RBC would not have triggered a regulatory event without the application of these prescribed practices.

The more significant differences between NAIC statutory accounting principles and GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

State insurance statutes generally require insurance companies to provide notice to state regulators prior to payment of dividends or distributions and those dividends or distributions exceeding prescribed limitations are subject to potential disapproval. For the Company, dividends or distributions in a calendar year which exceed the greater of: (i) 10% of statutory surplus as of the immediately preceding year-end, or (ii) statutory net gain from operations for the immediately preceding calendar year, not to exceed 30% of statutory surplus as of the immediately preceding year-end would require pre-notification to the New York Department and are subject to potential disapproval. Statutory net gain from operations was $212.7 million, $63.6 million and $13.8 million for the years ended December 31, 2022, 2021 and 2020, respectively.

RiverSource Life Insurance Co. of New York

Comparisons of net income and shareholder’s equity, as shown in the accompanying GAAP financial statements, to that determined using statutory accounting principles prescribed by the State of New York (“SAP”) were as follows:

	Years Ended December 31,
(in thousands)	2022	2021	2020
Net Income
Net income, per accompanying GAAP financial statements	$29,269	$70,104	$41,672
Net income (loss), SAP basis(1)	317,442	6,125	(46,207)
Difference	$(288,173)	$63,979	$87,879

	December 31,
(in thousands)	2022	2021
Shareholder’s Equity
Shareholder’s equity, per accompanying GAAP financial statements(2)	$387,614	$579,098
Capital and surplus, SAP basis(3)	319,620	309,105
Difference	$67,994	$269,993

(1)

Results may be significantly impacted by changes in reserves for variable annuity guaranteed benefits, however, these impacts may be substantially offset by unrealized gains (losses) on derivatives which are not included in statutory income but are recorded directly to surplus.

(2)	See Note 20 for a summary of the revision to the Company’s previously reported financial statements.
(3)	Includes unassigned surplus of $210.7 million and $200.2 million as of December 31, 2022 and 2021, respectively.

As of December 31, 2022 and 2021, bonds carried at $215 thousand and $110 thousand, respectively, were on deposit with the State of New York as required by law.

15.  OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Balance Sheets. The Company’s derivative instruments are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2022
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$89,575	$—	$89,575	$(13,173)	$(75,976)	$—	$426
OTC cleared	701	—	701	(442)	—	—	259
Exchange-traded	4,000	—	4,000	(325)	—	—	3,675
Total	$94,276	$—	$94,276	$(13,940)	$(75,976)	$—	$4,360

	December 31, 2021
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral	Net Amount
Derivatives:
OTC	$323,686	$—	$323,686	$(56,063)	$(266,282)	$—	$1,341
OTC cleared	5,189	—	5,189	(2,555)	—	—	2,634
Exchange-traded	641	—	641	(56)	—	—	585
Total	$329,516	$—	$329,516	$(58,674)	$(266,282)	$—	$4,560

(1)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

RiverSource Life Insurance Co. of New York

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2022
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$58,017	$—	$58,017	$(13,173)	$(13,227)	$(31,449)	$168
OTC cleared	442	—	442	(442)	—	—	—
Exchange-traded	325	—	325	(325)	—	—	—
Total	$58,784	$—	$58,784	$(13,940)	$(13,227)	$(31,449)	$168

	December 31, 2021
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$228,339	$—	$228,339	$(56,063)	$(36,429)	$(135,700)	$147
OTC cleared	2,555	—	2,555	(2,555)	—	—	—
Exchange-traded	56	—	56	(56)	—	—	—
Total	$230,950	$—	$230,950	$(58,674)	$(36,429)	$(135,700)	$147

(1)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in Other assets and Other liabilities. Cash collateral pledged by the Company is reflected in Other assets and cash collateral accepted by the Company is reflected in Other liabilities. See Note 16 for additional disclosures related to the Company’s derivative instruments.

16.  DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Certain of the Company’s freestanding derivative instruments are subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 15 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

RiverSource Life Insurance Co. of New York

Generally, the Company uses derivatives as economic hedges and accounting hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2022			December 31, 2021
		Gross Fair Value			Gross Fair Value
(in thousands)	Notional	Assets(1)	Liabilities(2)(3)	Notional	Assets(1)	Liabilities(2)(3)
Derivatives not designated as hedging instruments
Interest rate contracts	$3,131,000	$11,416	$7,625	$3,340,500	$75,145	$36,683
Equity contracts	1,291,022	81,619	50,887	1,922,156	253,824	194,215
Foreign exchange contracts	90,943	1,241	272	54,825	547	52
Total non-designated hedges	4,512,965	94,276	58,784	5,317,481	329,516	230,950
Embedded derivatives
GMWB and GMAB(4)	N/A	—	21,459	N/A	—	71,065
IUL	N/A	—	42,382	N/A	—	51,617
Total embedded derivatives	N/A	—	63,841	N/A	—	122,682
Total derivatives	$4,512,965	$94,276	$122,625	$5,317,481	$329,516	$353,632

N/A Not applicable

(1)	The fair value of freestanding derivative assets is included in Other assets.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities. The fair value of GMWB and GMAB and IUL embedded derivatives is included in Policyholder account balances, future policy benefits and claims.

(3)

The fair value of the Company’s derivative liabilities after considering the effects of master netting arrangements, cash collateral held by the same counterparty and the fair value of net embedded derivatives was $95.5 million and $258.5 million as of December 31, 2022 and 2021, respectively. See Note 15 for additional information related to master netting arrangements and cash collateral.

(4)

The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2022 included $40.9 million of individual contracts in a liability position and $19.4 million of individual contracts in an asset position. The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2021 included $81.1 million of individual contracts in a liability position and $10.0 million of individual contracts in an asset position.

See Note 12 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of both December 31, 2022 and 2021, investment securities with a fair value of nil were received as collateral to meet contractual obligations under derivative contracts, of which nil may be sold, pledged, or rehypothecated by the Company. As of both December 31, 2022 and 2021, the Company had sold, pledged, or rehypothecated none of these securities. In addition, as of both December 31, 2022 and 2021, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Balance Sheets.

The following table presents a summary of the impact of derivatives not designated as hedging instruments, including embedded derivatives, on the Statements of Income:

(in thousands)	Interest Credited to Fixed Accounts	Benefits, Claims, Losses and Settlement Expenses
Year Ended December 31, 2022
Interest rate contracts	$—	$(145,925)
Equity contracts	(6,797)	35,340
Foreign exchange contracts	—	5,198
GMWB and GMAB embedded derivatives	—	49,173
IUL embedded derivatives	11,718	—
Total gain (loss)	$4,921	$(56,214)
Year Ended December 31, 2021
Interest rate contracts	$—	$(49,439)
Equity contracts	4,552	(38,592)
Foreign exchange contracts	—	477
GMWB and GMAB embedded derivatives	—	45,425
IUL embedded derivatives	1,009	—
Total gain (loss)	$5,561	$(42,129)
Year Ended December 31, 2020
Interest rate contracts	$—	$90,348
Equity contracts	2,991	(32,970)
Foreign exchange contracts	—	(231)
GMWB and GMAB embedded derivatives	—	(84,164)
IUL embedded derivatives	(217)	—
Total gain (loss)	$2,774	$(27,017)

RiverSource Life Insurance Co. of New York

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The GMAB and non-life contingent GMWB provisions are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. The Company economically hedges the aggregate exposure related to GMAB and non-life contingent GMWB provisions using options, swaptions, swaps and futures.

The deferred premium associated with certain of the above options is paid or received semi-annually over the life of the contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options as of December 31, 2022:

(in thousands)	Premiums Payable	Premiums Receivable
2023	$520	$—
2024	280	—
2025	140	—
2026	23,701	—
Total	$24,641	$—

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to IUL products will positively or negatively impact earnings over the life of these products. The equity component of the IUL product obligations is considered an embedded derivative, which is bifurcated from the host contract for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of this product, the Company enters into index options and futures contracts.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 15 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of RiverSource Life’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2022 and 2021, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $42.9 million and $165.6 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2022 and 2021 was $42.7 million and $165.6 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of December 31, 2022 and 2021 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been $168 thousand and nil, respectively.
17.  SHAREHOLDER’S EQUITY

Other comprehensive income (loss) related to net unrealized gains (losses) on securities includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

RiverSource Life Insurance Co. of New York

The following table provides the amounts related to each component of OCI and AOCI:

(in thousands)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Balance of AOCI at January 1, 2020			$56,176
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$59,055	$(12,401)	46,654
Reclassification of net (gains) losses on securities included in net income(2)	(611)	128	(483)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables(3)	(15,422)	3,192	(12,230)
Total other comprehensive income (loss)	43,022	(9,081)	33,941
Balance of AOCI at December 31, 2020			90,117
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	(53,907)	11,321	(42,586)
Reclassification of net (gains) losses on securities included in net income(2)	(10,377)	2,179	(8,198)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables(3)	13,248	(2,786)	10,462
Total other comprehensive income (loss)	(51,036)	10,714	(40,322)
Balance of AOCI at December 31, 2021			49,795
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	(282,360)	59,296	(223,064)
Reclassification of net (gains) losses on securities included in net income(2)	3,346	(703)	2,643
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	79,188	(16,520)	62,668
Total other comprehensive income (loss)	$(199,826)	$42,073	(157,753)
Balance of AOCI at December 31, 2022			$(107,958)

(1)	Includes impairments on Available-for-Sale securities related to factors other than credit that were recognized in OCI during the period.
(2)	Reclassification amounts are recorded in Net realized investment gains (losses).
(3)	See Note 20 for a summary of the revision to the Company’s previously reported financial statements.

18.  INCOME TAXES

The components of income tax provision were as follows:

	Years Ended December 31,
(in thousands)	2022	2021	2020
Current income tax
Federal	$11,869	$22,663	$18,213
State and local	185	624	84
Total current income tax	12,054	23,287	18,297
Deferred federal income tax	(8,701)	(7,895)	(10,626)
Total income tax provision	$3,353	$15,392	$7,671

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 21% were as follows:

	Years Ended December 31,
	2022	2021	2020
Tax at U.S. statutory rate	21.0%	21.0%	21.0%
Changes in taxes resulting from:
Dividend received deduction	(6.1)	(2.3)	(4.4)
Foreign tax credit, net of addback	(4.6)	(1.2)	—
Other	—	0.5	(1.0)
Income tax provision	10.3%	18.0%	15.6%

The decrease in the Company’s effective tax rate for the year ended December 31, 2022 compared to 2021 is primarily due to lower pretax income relative to tax preferred items.

The increase in the Company’s effective tax rate for the year ended December 31, 2021 compared to 2020 is primarily due to higher pretax income relative to tax preferred items.

RiverSource Life Insurance Co. of New York

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21% as of both December 31, 2022 and 2021. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within Other assets or Other liabilities, were as follows:

	December 31,
(in thousands)	2022	2021
Deferred income tax assets
Liabilities for policyholder account balances, future policy benefits and claims	$46,343	$57,902
Investment related	30,321	10,691
Net unrealized losses on Available-for-Sale securities	26,517	—
Other	277	49
Gross deferred income tax assets	103,458	68,642
Deferred income tax liabilities
Deferred acquisition costs	29,205	29,289
Net unrealized gains on Available-for-Sale securities(1)	—	15,557
Other	1,589	1,906
Gross deferred income tax liabilities	30,794	46,752
Net deferred income tax assets	$72,664	$21,890

(1)	See Note 20 for a summary of the revision to the Company’s previously reported financial statements.

Based on analysis of the Company’s tax position, management believes it is more likely than not that the Company’s results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to utilize all of the deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of both December 31, 2022 and 2021.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in thousands)	2022	2021	2020
Balance at January 1	$346	$372	$397
Reductions based on tax positions related to the current year	(26)	(26)	(25)
Balance at December 31	$320	$346	$372

If recognized, approximately $218 thousand, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2022, 2021 and 2020, respectively, would affect the effective tax rate.

It is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months. The Company estimates that the total amount of gross unrecognized tax benefits may decrease by approximately $320 thousand in the next 12 months primarily due to Internal Revenue Service (“IRS”) settlements.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $16 thousand, $11 thousand and $15 thousand in interest and penalties for the years ended December 31, 2022, 2021 and 2020, respectively. As of December 31, 2022 and 2021, the Company had a payable of $90 thousand and $74 thousand, respectively, related to accrued interest and penalties.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax returns of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. The federal statute of limitations are closed on years through 2015, except for one issue for 2014 and 2015 which was claimed on amended returns. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2016 through 2020. Ameriprise Financial’s or the Company’s state income tax returns are currently under examination by various jurisdictions for years ranging from 2015 through 2020.

19.  COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

As of December 31, 2022 and 2021, the Company’s funding commitments for mortgage loans were nil and $3.4 million, respectively.

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2022, these guarantees range from 1% to 5%.

RiverSource Life Insurance Co. of New York

Contingencies

The Company and its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including AFS and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which include information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s insurance and annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors, Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.

These matters are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how, or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in any proceeding could result in an adverse judgment, a settlement, fine, penalty, or other sanction, and may lead to further claims, examinations, or adverse publicity each of which could have a material adverse effect on the Company’s financial condition, results of operations, or liquidity.

In accordance with applicable accounting standards, the Company establishes an accrued liability for contingent litigation and regulatory matters when those matters present loss contingencies that are both probable and can be reasonably estimated. The Company discloses the nature of the contingency when management believes there is at least a reasonable possibility that the outcome may be material to the Company’s financial statements and, where feasible, an estimate of the possible loss. In such cases, there still may be an exposure to loss in excess of any amounts reasonably estimated and accrued. When a loss contingency is not both probable and reasonably estimable, the Company does not establish an accrued liability, but continues to monitor, in conjunction with any outside counsel handling a matter, further developments that would make such loss contingency both probable and reasonably estimable. Once the Company establishes an accrued liability with respect to a loss contingency, the Company continues to monitor the matter for further developments that could affect the amount of the accrued liability that has been previously established, and any appropriate adjustments are made each quarter.

Guaranty Fund Assessments

The Company is required by law to be a member of the guaranty fund association in the State of New York. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund association.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of its premiums written relative to the industry-wide premium in the State of New York. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

As of both December 31, 2022 and 2021, the Company had no accrual established for estimated future guaranty fund assessments.

RiverSource Life Insurance Co. of New York

20.  REVISION OF PRIOR PERIOD FINANCIAL STATEMENTS

The Company revised prior period financial statements to correct shadow unearned revenue liability balances associated with universal life insurance products for which an error began prior to the periods presented below. See Note 1 for additional information. A summary of the revision to our previously reported financial statements is presented below:

Revised Balance Sheet

	December 31, 2021
(in thousands)	As Reported	Impact of Revision	As Revised
Other assets	$411,394	$(5,392)	$406,002
Total assets	8,649,845	(5,392)	8,644,453
Other liabilities	551,780	(25,157)	526,623
Total liabilities	8,090,512	(25,157)	8,065,355
Accumulated other comprehensive income (loss), net of tax	30,030	19,765	49,795
Total shareholder’s equity	559,333	19,765	579,098
Total liabilities and shareholder’s equity	8,649,845	(5,392)	8,644,453

Revised Statements of Comprehensive Income

	Years Ended December 31,
	2021			2020
(in thousands)	As Reported	Impact of Revision	As Revised	As Reported	Impact of Revision	As Revised
Net unrealized gains (losses) on securities	$(41,005)	$683	$(40,322)	$25,508	$8,433	$33,941
Total other comprehensive income (loss), net of tax	(41,005)	683	(40,322)	25,508	8,433	33,941
Total comprehensive income (loss)	29,099	683	29,782	67,180	8,433	75,613

Revised Statements of Shareholder’s Equity

	As Reported			As Revised
(in thousands)	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity	Impact of Revision	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity
Balances at January 1, 2020	$45,527	$465,883	$10,649	$56,176	$476,532
Other comprehensive income (loss), net of tax	25,508	25,508	8,433	33,941	33,941
Balances at December 31, 2020	71,035	530,234	19,082	90,117	549,316
Other comprehensive income (loss), net of tax	(41,005)	(41,005)	683	(40,322)	(40,322)
Balances at December 31, 2021	30,030	559,333	19,765	49,795	579,098

RiverSource Life Insurance Co. of New York 20 Madison Avenue Extension Albany, NY 12203 1-800-541-2251	RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Co. of New York, Albany, New York. Affiliated with Ameriprise Financial Services, LLC.

ANN9085_12_B01_(05/23)	© 2008-2023 RiverSource Life Insurance Company. All rights reserved.